                                     [LOGO]

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                     NORTHWESTERN MUTUAL SERIES FUND, INC.



          A Series Fund Offering Fifteen Portfolios
SMALL CAP GROWTH STOCK PORTFOLIO
T. ROWE PRICE SMALL CAP VALUE PORTFOLIO
AGGRESSIVE GROWTH STOCK PORTFOLIO
INTERNATIONAL GROWTH PORTFOLIO
FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO
INDEX 400 STOCK PORTFOLIO
GROWTH STOCK PORTFOLIO
J.P. MORGAN SELECT GROWTH AND INCOME STOCK PORTFOLIO
CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO
INDEX 500 STOCK PORTFOLIO
ASSET ALLOCATION PORTFOLIO
BALANCED PORTFOLIO
HIGH YIELD BOND PORTFOLIO
SELECT BOND PORTFOLIO
MONEY MARKET PORTFOLIO

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Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company. Variable annuity contracts or variable life insurance policies are described in the separate prospectus to which this prospectus for the Fund is attached.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                   July 31, 2001

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

CONTENTS

                                                     PAGE
                                                     ----
Summary............................................    2
Investment Objectives and Strategies...............    2
Main Risks.........................................    3
Performance........................................    5
Investment Objectives, Strategies and Risks........   13
Small Cap Growth Stock Portfolio...................   13
T. Rowe Price Small Cap Value Portfolio............   13
Aggressive Growth Stock Portfolio..................   14
International Growth Portfolio.....................   14
Franklin Templeton International Equity
  Portfolio........................................   14
Index 400 Stock Portfolio..........................   15
Growth Stock Portfolio.............................   16
J.P. Morgan Select Growth and Income Stock
  Portfolio........................................   16

                                                     PAGE
                                                     ----
Capital Guardian Domestic Equity Portfolio.........   17
Index 500 Stock Portfolio..........................   18
Asset Allocation Portfolio.........................   18
Balanced Portfolio.................................   19
High Yield Bond Portfolio..........................   19
Select Bond Portfolio..............................   20
Money Market Portfolio.............................   21
Management of the Fund.............................   22
Portfolio Managers.................................   22
Investment Advisory Fees and Other Expenses........   24
Taxes and Dividends................................   24
Offering and Redemption of Shares..................   25
Financial Highlights...............................   25

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SUMMARY

Northwestern Mutual Series Fund, Inc. ("Fund") is composed of fifteen Portfolios which operate as separate mutual funds. This section gives you an overview of the investment objectives and strategies for each of the Portfolios. The summary concludes with a brief identification of the main risks and performance information for all of the Portfolios. More detailed information follows this summary.

INVESTMENT OBJECTIVES AND STRATEGIES

SMALL CAP GROWTH STOCK PORTFOLIO The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in small companies whose common stocks are believed to be undervalued.

AGGRESSIVE GROWTH STOCK PORTFOLIO The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital. This Portfolio also attempts to meet this goal primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL GROWTH PORTFOLIO The investment objective of the International Growth Portfolio is long-term capital appreciation. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds, warrants and money market instruments.

FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO The investment objective of the Franklin Templeton International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

INDEX 400 STOCK PORTFOLIO The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P MidCap 400 Index.

GROWTH STOCK PORTFOLIO The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio seeks to achieve

Prospectus
this objective by selecting investments in companies which have above average earnings growth potential.

J.P. MORGAN SELECT GROWTH AND INCOME STOCK PORTFOLIO The investment objectives of the J.P. Morgan Select Growth and Income Stock Portfolio are long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve this objective by investing primarily in the stocks of larger American companies.

INDEX 500 STOCK PORTFOLIO The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio attempts to meet this objective by investing in stocks included in the S&P 500 Index.

ASSET ALLOCATION PORTFOLIO The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among common stocks, bonds and cash. Stocks may include foreign stocks and bonds may include non-investment grade obligations.

BALANCED PORTFOLIO The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including dividends, interest and discount accruals, and capital appreciation. The assets of the Balanced Portfolio will be invested in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios. The mix of investments among the three market sectors will be adjusted continuously.

HIGH YIELD BOND PORTFOLIO The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. The Portfolio invests primarily in fixed income securities that are rated below investment grade by the major rating agencies. High yield fixed income securities are commonly known as "junk bonds".

SELECT BOND PORTFOLIO The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio's assets are invested primarily in bonds and other debt securities with maturities generally exceeding one year.

MONEY MARKET PORTFOLIO The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The assets of the Money Market Portfolio are invested in money market instruments and other debt securities with maturities generally not exceeding one year.

MAIN RISKS

The fifteen Portfolios present varying amounts of risk. The amount of investment risk for a Portfolio depends on the types of securities in which the Portfolio invests and the investment strategies it uses. All investments present some risk. In this prospectus we have listed the Portfolios in the sequence that we think reflects the relative risk they present. The Small Cap Growth Stock Portfolio presents the most investment risk. The Money Market Portfolio presents less investment risk than any of the others.

RISKS FOR STOCKS Stock prices have historically outperformed other asset classes over the long term, but stock prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the stock market as a whole. Each of the Portfolios (except the Money Market Portfolio) has express authority to invest at least part of its assets in stocks. Investors in the Portfolios will incur some or all of the risks associated with stocks to the extent that the assets are so invested.

GROWTH STOCKS are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more appreciation potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. These risks for growth stocks are presented most clearly by the operations of the Small Cap Growth Stock, Aggressive Growth Stock and Growth Stock Portfolios. These risks may also affect the performance of the other Portfolios that invest in stocks.

VALUE STOCKS are selected because they seem attractively priced. The main risks are that the price for a stock may turn out to have been too high, or the market may not recognize the real value of the stock for a long time. The risks for value stocks are presented most clearly by the operations of the T. Rowe Price Small Cap Value Portfolio, Franklin Templeton International Equity Portfolio, J.P. Morgan Select Growth and Income Stock Portfolio and the Capital Guardian Domestic Equity Portfolio. These risks may also affect the performance of the other Portfolios that invest in stocks.

                                                                      Prospectus

SMALL CAP STOCKS may involve greater risks because smaller companies often have a limited track record, narrower markets and more limited managerial and financial resources than larger, more established companies. The prices of these stocks tend to be more volatile and the issuers face greater risk of business failure. The risks for small cap stocks are presented most clearly by the operations of the Small Cap Growth Stock, T. Rowe Price Small Cap Value and Aggressive Growth Stock Portfolios. These risks may also affect the performance of the other Portfolios that invest in stocks.

INITIAL PUBLIC OFFERINGS (IPOS) may present greater risks than other investments in stocks because the issuers have no track record as public companies. The impact of IPO investments may be substantial and positive for a relatively small Portfolio during periods when the IPO market is strong. IPOs may have less performance impact as a Portfolio's assets grow. These considerations are most relevant in assessing the performance of the Small Cap Growth Stock Portfolio and the Aggressive Growth Stock Portfolio.

RISKS FOR FIXED INCOME SECURITIES Each of the Portfolios has express authority to invest all or part of its assets in fixed income securities. Investors in the Portfolios will incur some or all of the risks associated with fixed income securities to the extent that the assets are so invested.

INTEREST RATE RISK Bond prices rise and fall in response to changes in market interest rates. When interest rates rise, bond prices fall. This effect is greater for longer term bonds, and relatively minor for short-term cash instruments that are about to mature. Interest rate risk is presented most clearly by the operations of the High Yield Bond, Select Bond, Asset Allocation and Balanced Portfolios. This risk may also affect the performance of the other Portfolios that invest in fixed income securities.

CREDIT RISK Bond prices reflect the risk of default. The credit rating assigned to a fixed income issue generally reflects the credit risk. High yield fixed income securities present more credit risk than investment grade issues. Credit risk is presented most clearly by the operations of the High Yield Bond Portfolio. Credit risk may also affect the performance of the other Portfolios that invest in fixed income securities.

RISKS FOR INTERNATIONAL SECURITIES Foreign securities present the investment risks that are inherent in all investments in securities as well as an array of special risk considerations, including currency risks. Some of these risks are described in this prospectus. A longer description is included in the Statement of Additional Information. The risks associated with foreign securities are presented most clearly by the operations of the International Growth Stock Portfolio and the Franklin Templeton International Equity Portfolio. The T. Rowe Price Small Cap Value, J.P. Morgan Select Growth and Income Stock, Capital Guardian Domestic Equity, Asset Allocation, Balanced, Select Bond and High Yield Bond Portfolios may also invest a portion of their assets in foreign securities and, to that extent, the performance of those Portfolios may be affected by the associated risks.

RISKS FOR FINANCIAL FUTURES CONTRACTS All of the Portfolios, except the Money Market Portfolio, may use financial futures contracts in pursuit of their investment objectives. These instruments are used as a hedge against changes in the market value of common stocks or changes in prevailing levels of interest rates. Futures may also be used as a cash management tool or as an efficient means of adjusting a Portfolio's overall exposure to certain markets. Successful use of these instruments requires special skills, knowledge and techniques. Gains or losses from positions in financial futures contracts may be much greater than the amounts invested, and their prices can be highly volatile.

ASSET ALLOCATION RISK In addition to the risks involved with each kind of securities there is the risk that an investor will hold the wrong mix of securities at any point in time. This risk is especially important for the Asset Allocation Portfolio and the Balanced Portfolio, but it is a consideration for all of the Portfolios. It is also likely to be the most important consideration for you as an individual investor.

RISKS FOR ALL SECURITIES The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. Illiquidity may make it difficult for a Portfolio to buy or sell a security or to price the security fairly.

MONEY MARKET PORTFOLIO An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio.

Prospectus

PERFORMANCE

The following bar charts illustrate the risks of investing in the Portfolios by showing how the performance of each Portfolio (including predecessors) has varied from year to year. These charts do not reflect the charges and expenses for the variable annuity or variable life insurance separate account that invests in the Portfolios. Total returns would be lower if those charges and expenses were reflected. The tables to the right of the charts further illustrate the risks of investing in the Portfolios by showing how each Portfolio's average annual returns for the periods shown compare with the returns of certain indexes that measure broad market performance. No shares of the T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity and Asset Allocation Portfolios were outstanding during the periods shown.

THE PERFORMANCE SHOWN IN THE CHARTS FOR THE T. ROWE PRICE SMALL CAP VALUE, CAPITAL GUARDIAN DOMESTIC EQUITY AND ASSET ALLOCATION PORTFOLIOS, ON PAGES 10, 11 AND 12, RESPECTIVELY, DOES NOT SHOW YOU THE PERFORMANCE OF THOSE PORTFOLIOS, BUT SHOWS YOU THE PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY THE SAME INVESTMENT ADVISERS.

                        SMALL CAP GROWTH STOCK PORTFOLIO

ANNUAL TOTAL RETURNS

[GRAPH]
Best Quarter: 1(st) - 2000 17.56%  Worst Quarter: 4(th) - 2000 -11.37%

AVERAGE ANNUAL TOTAL RETURN

                  Since
 1 Yr   5 Yrs   Inception*
--------------------------
Small Cap Growth Stock
Portfolio
6.71%   --        50.76%
--------------------------
S&P 600 Index
11.80%  --        16.75%
--------------------------
Russell 2000 Index
-3.02%  --         8.22%
--------------------------

*Commenced operations on April 30, 1999.

                       AGGRESSIVE GROWTH STOCK PORTFOLIO

ANNUAL TOTAL RETURNS

[GRAPH]
Best Quarter: 4(th) - 1999 33.86%  Worst Quarter: 3(rd) - 1998 -21.47%

AVERAGE ANNUAL TOTAL RETURN

 1 Yr   5 Yrs      10 Yrs
---------------------------
Aggressive Growth Stock
Portfolio
 6.18%  17.09%     20.32%
---------------------------
S&P MidCap 400 Index (1)
17.50%  20.41%     19.85%
---------------------------

    (1) The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2000, the 400 companies in the composite had medium market capitalization of $1.9 billion and a total market value of $893 billion. The MidCap 400 represents approximately 4% of the market value of S&P's database of over 10,000 equities.

                                                                      Prospectus

               FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO

ANNUAL TOTAL RETURNS

[GRAPH]
Best Quarter: 1(st) - 1998 14.15%  Worst Quarter: 3(rd) - 1998 -18.16%

AVERAGE ANNUAL TOTAL RETURN

                    Since
 1 Yr    5 Yrs    Inception*
----------------------------
Franklin Templeton
International Equity
Portfolio
 -0.79%  11.67%     12.55%
----------------------------
      Morgan Stanley Capital
               International
EAFE (Europe-Australasia-Far
  East) Index
-13.96%   7.43%      8.68%
----------------------------

*Commenced operations on April 30, 1993

                           INDEX 400 STOCK PORTFOLIO

ANNUAL TOTAL RETURNS

[GRAPH]
Best Quarter: 1(st) - 2000 12.76%  Worst Quarter: 3(rd) - 1999 -8.53%

AVERAGE ANNUAL TOTAL RETURN

                  Since
 1 Yr   5 Yrs   Inception*
--------------------------
Index 400 Stock Portfolio
17.21%   --       18.21%
--------------------------
S&P MidCap 400 Index
17.50%   --       18.85%
--------------------------

*Commenced operations on April 30, 1999.

                             GROWTH STOCK PORTFOLIO

ANNUAL TOTAL RETURNS

[GRAPH]
Best Quarter: 4(th) - 1998 22.20%  Worst Quarter: 3(rd) - 1998 -12.56%

AVERAGE ANNUAL TOTAL RETURN

                   Since
 1 Yr   5 Yrs    Inception*
---------------------------
Growth Stock Portfolio
-2.49%  18.89%     18.83%
---------------------------
S&P 500 Index
-9.02%  18.30%     19.54%
---------------------------

*Commenced operations on May 3, 1994.

Prospectus

                        GROWTH & INCOME STOCK PORTFOLIO

ANNUAL TOTAL RETURNS

[GRAPH]
Best Quarter: 4(th) - 1998 21.76%  Worst Quarter: 3(rd) - 1999 -12.65%

AVERAGE ANNUAL TOTAL RETURN

                   Since
 1 Yr   5 Yrs    Inception*
---------------------------
Growth and Income Stock
Portfolio
-6.97%  13.94%     14.93%
---------------------------
S&P 500 Index
-9.02%  18.30%     19.54%
---------------------------

*Commenced operations on May 3, 1994.

                           INDEX 500 STOCK PORTFOLIO

ANNUAL TOTAL RETURNS

[GRAPH]
Best Quarter: 4(th) - 1998 21.45%  Worst Quarter: 3(rd) - 1990 -11.72%

AVERAGE ANNUAL TOTAL RETURN

 1 Yr   5 Yrs      10 Yrs
---------------------------
Index 500 Stock Portfolio
-8.75%  18.35%     17.01%
---------------------------
S&P 500 Index
-9.02%  18.30%     17.42%
---------------------------

                                                                      Prospectus

                               BALANCED PORTFOLIO

ANNUAL TOTAL RETURNS

[GRAPH]
Best Quarter: 4(th) - 1998 12.21%  Worst Quarter: 3(rd) - 1990 -5.93%

AVERAGE ANNUAL TOTAL RETURN

 1 Yr   5 Yrs    10 Yrs
-----------------------
Balanced Portfolio
-0.17%  12.72%   12.67%
-----------------------
Merrill Lynch Domestic
  Master Index (1)
11.73%   6.48%    8.01%
-----------------------
S&P 500 Index (2)
-9.02%  18.30%   17.42%
-----------------------
Merrill Lynch 91-Day
  T-Bill (3)
 6.18%   5.38%    5.06%
-----------------------

    (1) The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.
    (2) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    (3) The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

                           HIGH YIELD BOND PORTFOLIO

ANNUAL TOTAL RETURNS

[GRAPH]
Best Quarter: 2(nd) - 1997 7.48%  Worst Quarter: 3(rd) - 1998 -10.69%

AVERAGE ANNUAL TOTAL RETURN

                  Since
 1 Yr   5 Yrs   Inception*
--------------------------
High Yield Bond Portfolio
-4.60%  5.29%     6.86%
--------------------------
Lehman Brothers High Yield
  Intermediate Market
  Index
-6.46%  4.13%     5.88%
--------------------------

*Commenced operations on May 3, 1994.

Prospectus

                             SELECT BOND PORTFOLIO

ANNUAL TOTAL RETURNS

[GRAPH]
Best Quarter: 2(nd) - 1989 8.10%  Worst Quarter: 1(st) - 1994 -2.23%

AVERAGE ANNUAL TOTAL RETURN

 1 Yr   5 Yrs     10 Yrs
--------------------------
Select Bond Portfolio
10.21%  5.72%     7.97%
--------------------------
Merrill Lynch Domestic
  Master Index
11.73%  6.48%     8.01%
--------------------------

                             MONEY MARKET PORTFOLIO

ANNUAL TOTAL RETURNS

[GRAPH]
Best Quarter: 2(nd) - 1989 2.33%  Worst Quarter: 2(nd) - 1993 0.69%

AVERAGE ANNUAL TOTAL RETURN

1 Yr   5 Yrs     10 Yrs
-------------------------
Money Market Portfolio
6.28%  5.42%     4.99%
-------------------------

For the seven-day period ended March 31, 2001 the Money Market Portfolio's yield was 4.57% and was equivalent to a compound effective yield of 4.67%.

                                                                      Prospectus

                    T. ROWE PRICE SMALL CAP VALUE PORTFOLIO

THE T. ROWE PRICE SMALL CAP VALUE PORTFOLIO HAS NO HISTORICAL PERFORMANCE TO REPORT BECAUSE ITS OPERATIONS WILL BEGIN ON JULY 31, 2001. The chart below shows the historical performance of the T. Rowe Price Small-Cap Value Fund, Inc. This fund has investment objectives and policies that are substantially similar to those of the T. Rowe Price Small Cap Value Portfolio and is managed by the same portfolio manager. This information shows the historical track record of the portfolio manager and is not intended to imply how the T. Rowe Price Small Cap Value Portfolio has performed or will perform. Investments made by the Portfolio at any given time may not be the same as those made by the T. Rowe Price fund. Different performance will result due to factors such as differences in cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

THIS CHART DOES NOT SHOW YOU THE PERFORMANCE OF THE T. ROWE PRICE SMALL CAP VALUE PORTFOLIO -- IT SHOWS THE PERFORMANCE OF A SIMILAR FUND MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000

                            T. ROWE PRICE SMALL-
                               CAP VALUE FUND
                            ADJUSTED TO REFLECT
                           ESTIMATED EXPENSES OF
          T. ROWE PRICE      THE T. ROWE PRICE      RUSSELL
            SMALL-CAP         SMALL CAP VALUE         2000
  YEAR      VALUE FUND           PORTFOLIO           INDEX
--------  --------------  ------------------------  --------
 1 Year       19.77%               19.69%            -3.02%
5 Years       11.08%               11.00%            8.88%
10 Years      15.73%               15.77%            13.85%

The returns in the first column (after "Year") reflect the advisory fees and expenses for the T. Rowe Price Small-Cap Value Fund.

The second column shows the gross performance for the T. Rowe Price Small-Cap Value Fund, adjusted to reflect the estimated fees and expenses for the T. Rowe Price Small Cap Value Portfolio.

The last column shows the performance of the Russell 2000 Index, an annualized index of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, based on total market capitalization. Results include reinvested dividends.

Prospectus

                   CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO

THE CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO HAS NO HISTORICAL PERFORMANCE TO REPORT BECAUSE ITS OPERATIONS WILL BEGIN ON JULY 31, 2001. The chart below shows the historical performance of the Capital Guardian U.S. Value Equity Composite, calculated according to the standards set by the Association for Investment Management and Research (AIMR). The composite consists of all of the accounts managed by Capital Guardian Trust Company that have investment objectives and policies substantially similar to those of the Capital Guardian Domestic Equity Portfolio. This information shows the historical track record of Capital Guardian Trust Company and is not intended to imply how the Capital Guardian Domestic Equity Portfolio has performed or will perform. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

THIS CHART DOES NOT SHOW YOU THE PERFORMANCE OF THE CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO -- IT SHOWS THE PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY CAPITAL GUARDIAN TRUST COMPANY.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000

                                    CAPITAL GUARDIAN TRUST
                                      COMPANY U.S. VALUE
                                       EQUITY COMPOSITE
                    CAPITAL          ADJUSTED TO REFLECT
                GUARDIAN TRUST      ESTIMATED EXPENSES OF
                 COMPANY U.S.        THE CAPITAL GUARDIAN
                 VALUE EQUITY          DOMESTIC EQUITY        S&P 500
    YEAR           COMPOSITE              PORTFOLIO            INDEX
-------------  -----------------  --------------------------  --------
   1 Year           18.68%                  17.78%             -9.1%
   5 Years          17.92%                  17.03%             18.3%
    Since
Inception (1)       17.47%                  16.58%             17.4%
(1) From the Capital Guardian Trust Company U.S. Value Equity
Composite's inception on June 30, 1993.

The accounts in the composite were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected investment performance.

The first column (after "Year") shows performance for the Capital Guardian Trust Company U.S. Value Equity Composite based on the total return, gross of management fees. If management fees or other expenses normally paid by mutual funds were deducted, returns would be lower.

The second column shows the gross performance for the Capital Guardian Trust Company U.S. Value Equity Composite, adjusted to reflect the estimated fees and expenses for the Capital Guardian Domestic Equity Portfolio.

The last column shows the performance of the S&P 500 Index, an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Results include reinvested dividends.

                                                                      Prospectus

                           ASSET ALLOCATION PORTFOLIO

THE ASSET ALLOCATION PORTFOLIO HAS NO HISTORICAL PERFORMANCE TO REPORT BECAUSE ITS OPERATIONS WILL BEGIN ON JULY 31, 2001. The chart below shows the historical performance of the Asset Allocation Fund of Mason Street Funds, Inc. This fund has the same investment objectives and policies as the Asset Allocation Portfolio and is managed by the same investment adviser. This is the only account managed by Northwestern Mutual Investment Services, LLC that has such investment objectives and policies. This information shows the historical track record of the portfolio manager and is not intended to imply how the Asset Allocation Portfolio has performed or will perform. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

THIS CHART DOES NOT SHOW YOU THE PERFORMANCE OF THE ASSET ALLOCATION
PORTFOLIO -- IT SHOWS THE PERFORMANCE OF A SIMILAR FUND MANAGED BY NORTHWESTERN MUTUAL INVESTMENT SERVICES, LLC.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000

                 ASSET                          MERRILL
              ALLOCATION             MERRILL     LYNCH
                FUND OF               LYNCH     91-DAY
                 MASON       S&P     DOMESTIC  TREASURY
                STREET       500      MASTER     BILL
    YEAR         FUNDS      INDEX     INDEX      INDEX
------------  -----------  --------  --------  ---------
   1 Year        7.26%      -9.1%     11.73%     6.18%
   Since
inception(1)    16.69%      17.56%    7.85%      5.40%

    (1) From the Asset Allocation Fund's inception on March 31, 1997.

The returns in the first column (after "Year") reflect advisory fees and expenses for the Asset Allocation Fund, Class A, without initial sales charge. We estimate that the total expense ratio for the Asset Allocation Portfolio will be lower.

The second column shows the performance of the S&P 500 Index, an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Results include reinvested dividends.

The third column shows the performance of the Merrill Lynch Domestic Master Index, an unmanaged market value weighted index comprised of U.S. government, mortgage and investment grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The last column shows the performance of the Merrill Lynch 91-Day Treasury Bill Index, which is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

Prospectus

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The investment objectives, strategies and risks of each Portfolio are described below.

The main risks for each kind of security are briefly identified above. See "Main Risks," p. 3. Some of the risks are also discussed in the descriptions of the Portfolios below.

The investment objective of a Portfolio may be changed only with the approval of the majority of the Portfolio's shares outstanding. The details of the investment policies of a Portfolio may be changed by the Fund's Board of Directors without a vote of the shareholders. For example, such details include investments in new types of debt instruments which may be devised in the future or which are presently in disuse but may become more prominent in the future and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the Portfolio's present policies.

Small Cap Growth Stock Portfolio

The investment objective of the Small Cap Growth Stock Portfolio is to achieve long-term appreciation of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period. These companies, for the most part, are small capitalization companies whose stock may experience substantial price volatility. Under normal circumstances the Portfolio will invest at least 80% of its assets in stocks.

In addition to common stocks, the Small Cap Growth Stock Portfolio may invest in other equity securities such as preferred stocks and debt securities with conversion privileges or warrants. A portion of the assets may be invested in money market instruments, including U.S. Government and agency securities and short-term commercial paper. When adverse conditions exist the Small Cap Growth Stock Portfolio may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the common stocks in which it ordinarily invests.

The Small Cap Growth Stock Portfolio may also invest in covered call option contracts, stock index futures contracts, including indexes on specific industries, repurchase agreements and warrants. A description of these instruments is included in the Statement of Additional Information. Because the Small Cap Growth Stock Portfolio will be investing in stocks which possess substantial price volatility, an investment in the Small Cap Growth Stock Portfolio will present more risk than an investment in any of the other Portfolios.

T. Rowe Price Small Cap Value Portfolio

The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Normally, the Portfolio will invest at least 65% of its total assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase . However, the Portfolio will not sell a stock just because the company has grown to a market capitalization of more than the largest company in the Russell 2000 Index and, on occasion, may purchase companies with a market capitalization of more than the largest company in the Russell 2000 Index. The in-house research team at T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, management generally looks for some of the following:

- Low price/earnings, price/book value, or price/cash value ratios relative to the S&P 500, the company's peers, or its own historic norm.

- Low stock price relative to a company's underlying asset values.

- Above average dividend yield relative to a company's peers or its own historic norm.

- A plan to improve the business through restructuring.

- A sound balance sheet and other positive financial characteristics.

While most assets will be invested in U.S. common stocks, the Portfolio may also buy other securities, including foreign stocks, futures, and options, in keeping with the objectives of the Portfolio.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A certain portion of Portfolio assets will be held in money market reserves. Portfolio reserve positions are expected to consist primarily of shares of one or more T. Rowe Price

                                                                      Prospectus
internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on portfolio investments in money market reserves. The effect of taking such a position is that the Portfolio may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

Aggressive Growth Stock Portfolio

The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period. These companies, for the most part, are mid-sized and smaller companies whose stock may experience substantial price volatility. Under normal circumstances the Portfolio will invest at least 80% of its assets in stocks.

In addition to common stocks, the assets of the Aggressive Growth Stock Portfolio may be invested in other equity securities such as preferred stocks and debt securities with conversion privileges or warrants. From time to time assets may be invested in investment grade debt securities, short-term commercial paper and United States Treasury obligations, or temporarily held in cash uninvested for periods when the manager determines that economic conditions call for such action. When adverse conditions exist the Aggressive Growth Stock Portfolio may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the common stocks in which it ordinarily invests. The Aggressive Growth Stock Portfolio may also invest in covered call option contracts, stock index futures contracts, including indexes on specific industries, repurchase agreements and warrants. A description of these instruments is included in the Statement of Additional Information. Because the Aggressive Growth Stock Portfolio will, for the most part, be investing in stocks which possess substantial price volatility, an investment in the Aggressive Growth Stock Portfolio will present more risk than an investment in the Growth Stock Portfolio.

International Growth Portfolio

The investment objective of the International Growth Portfolio is long-term capital appreciation. Normally, the International Growth Portfolio invests at least 80% of its assets in non-U.S. securities. The investments comprising the International Growth Portfolio will be chosen individually, reflecting the managers' assessment of their attractiveness. Equities purchased will possess, in the managers' judgment, a combination of solid fundamentals, attractive valuation, and positive technical evaluation. Companies judged to have a positive fundamental situation are likely to exhibit either a history of superior sales and profit growth or expectations of such growth, strong product/service positioning, experienced management, and solid or improving financial position. Prices are evaluated in reference to the company's own expected growth, comparable companies within the same or similar industries, and/or companies with similar expected growth characteristics. Technical indicators would include such things as past price performance and anticipated supply and demand balance. Industry and country weights within the Portfolio, while monitored as a gauge of the Portfolio's exposure to risk, are treated primarily as by-products of the stock selection process. The equities in the Portfolio will include small, medium, and large capitalization issues. Current income will be a secondary consideration in stock selection.

In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds, and warrants. The Portfolio may also invest in money market instruments, including U.S. government and agency securities, short term commercial paper, and foreign government securities. When market conditions lead the portfolio to adopt a defensive posture, it may not invest, or may invest less, in the international stocks in which it ordinarily invests.

The International Growth Portfolio may also purchase and sell financial futures contracts, stock index futures contracts, foreign equity swaps, and foreign currency futures contracts. It may engage in such transactions only to the extent that the sum of the initial margin deposits for all open positions does not exceed 5% of the Portfolio's total assets.

The International Growth Portfolio may effect securities transactions, as described above, in any foreign country. Some of the risks associated with investments in non-U.S. securities are identified in the description of the Franklin Templeton International Equity Portfolio, below.

Franklin Templeton International Equity Portfolio

The Franklin Templeton International Equity Portfolio seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. In pursuit of its investment objective, the Portfolio will invest at least 65% of its assets in securities of issuers in at least three countries outside the United States. Any income realized will be incidental.

Prospectus

The strategy for the Portfolio will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equity investments, the Portfolio's manager will focus on the market price of a company's securities in relation to the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Although the Portfolio generally invests in common stocks, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by Moody's Investors Service, Inc. or Standard & Poor's or which are unrated by any rating agency. See Appendix in the Statement of Additional Information for a description of the ratings presented by Moody's Investors Service, Inc. and Standard & Poor's. The Statement of Additional Information also includes a longer discussion of the risks presented by investments in foreign securities.

For temporary defensive purposes, the Portfolio may invest without limit in commercial paper, certificates of deposit, bank time deposits in the currency of any nation, bankers acceptances, U.S. Government securities, corporate debt obligations, and repurchase agreements with respect to these securities. When adverse conditions exist the Franklin Templeton International Equity Portfolio may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the international stocks in which it ordinarily invests.

The Franklin Templeton International Equity Portfolio may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts for hedging purposes only and not for speculation. It may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the Portfolio's total assets. Financial futures contracts are described in the Statement of Additional Information.

The Franklin Templeton International Equity Portfolio has an unlimited right to purchase securities in any foreign country, developed or underdeveloped. Before investing in the Portfolio, you should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including withholding taxes) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities or issuers in those nations.

These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investments in developed countries.

In many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. It may be more difficult to obtain or enforce judgments obtained against foreign entities. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage costs than domestic securities transactions. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. The Franklin Templeton International Equity Portfolio may invest in Russia. This involves special risks that are described in the Statement of Additional Information.

Index 400 Stock Portfolio

The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the S&P MidCap 400 Stock Price Index ("S&P MidCap 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P MidCap 400 Index in proportion to their weighting in the index.

The S&P MidCap 400 Index is composed of 400 common stocks. The companies included in the S&P MidCap 400 Index are generally smaller than those that comprise the S&P 500 Index. See the description of the Index 500 Stock Portfolio below. The S&P MidCap 400 does not include the very large issues that account for most of the weighting in the S&P 500 Index. Most of the companies in the S&P MidCap 400 Index have a market value in the range of $750 million

                                                                      Prospectus
to $5 billion. A few are smaller and a few are larger. "Standard & Poor's(R)," "S&P(R)," "S&P MidCap 400 Index" and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Index 400 Stock Portfolio will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Portfolio's objective. The Portfolio will, to the extent feasible, remain fully invested and will normally hold at least 375 of the 400 issues that comprise the S&P MidCap 400 Index.

The Index 400 Stock Portfolio's ability to match the performance of the S&P MidCap 400 Index will be affected to some extent by the size and timing of cash flows into and out of the Index 400 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects. A portion of the assets may at times be invested in investment grade debt securities, short term commercial paper and Government and agency obligations, as well as option contracts, stock index futures contracts, and repurchase agreements.

Growth Stock Portfolio

The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

The Growth Stock Portfolio invests primarily in common stocks of well-established companies, with emphasis placed on high quality companies with strong financial characteristics. The investment process is initiated with a fundamental economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position, and financial characteristics are important variables used in the analysis.

The market capitalization of companies the Portfolio may invest in is not limited by size, but the Portfolio will generally invest in large- and medium-sized companies. The aim of the Portfolio is to seek to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups, and companies, while emphasizing high quality investments.

The Portfolio may invest in any of the securities in which the Growth and Income Stock Portfolio or the Aggressive Growth Stock Portfolio may invest, including, but not limited to, preferred stock, convertible bonds, short-term commercial paper, and covered call options. When adverse conditions exist the Growth Stock Portfolio may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the common stocks in which it ordinarily invests.

Portfolios emphasizing growth-oriented investments may experience above average price volatility. An investment in the Growth Stock Portfolio can present more risk than an investment in the Index 500 Stock Portfolio. The Growth Stock Portfolio is designed for long-term investors seeking capital appreciation.

J.P. Morgan Select Growth and Income Stock Portfolio

The investment objectives of the J.P. Morgan Select Growth and Income Stock Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives consistent with reasonable investment risk. Ordinarily, the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, nondividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in American Depository Receipts (ADRs).

The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable primarily in the large- and medium-sized companies included in the S&P 500 Index. The Portfolio is designed for investors who want an actively managed equity portfolio that seeks to outperform the total return of the S&P 500 Index. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the manager of the Portfolio will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500 Index, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

The Portfolio does not seek to achieve its objective with any individual investment security, but rather it aims to manage all of its assets in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The manager of the Portfolio may moderately under- or over-

Prospectus
weight selected economic sectors against the sector weightings of the S&P 500 Index to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500 Index. In selecting securities, the manager may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

During ordinary market conditions, the Portfolio will be as fully invested as practicable in the equity securities described above. The Portfolio may enter into firm commitment agreements, purchase securities on a "when-issued" basis, and invest in various foreign securities if U.S. exchange-listed. The Portfolio may also invest in money market instruments, including U.S. Government securities, short term bank obligations that are rated in the highest two rating categories by Moody's Investors Service, Inc. or Standard & Poor's, or, if unrated, are determined to be of equal quality by the manager of the Portfolio, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's Investors Service, Inc. or Standard & Poor's, or if unrated, are determined to be of equal quality by the manager of the Portfolio. A description of these ratings is included in the Statement of Additional Information. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. When adverse conditions exist the Portfolio may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the common stocks in which it ordinarily invests.

Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's or, if not so rated, will be of comparable quality as determined by the manager of the Portfolio. A description of these ratings is included in the Statement of Additional Information. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

In pursuing its investment objective, the Portfolio may engage in the purchase and writing of put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree of risk than those inherent in more conservative investment approaches. See the Statement of Additional Information for a description of these techniques and their attendant risks.

Capital Guardian Domestic Equity Portfolio

The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. The Portfolio normally will invest primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The companies in which the Portfolio invests will generally have a market value of $1 billion dollars or more at the time of purchase.

In selecting securities for purchase or sale by the Portfolio, the Portfolio's investment adviser attempts to keep the Portfolio's assets invested in securities that exhibit one or more value characteristics relative to the market norms reflected in the S&P 500 Index. These value characteristics include below market price to earnings ratios, below market price to book ratios, and dividend yields that are equal to or above the market norms.

Based on the research carried out by the investment adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the Portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

The Portfolio may invest up to 15% of its total assets in foreign securities. Some of the risks associated with foreign securities are identified in the description of the Franklin Templeton International Equity Portfolio, p. 14. When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high quality debt securities, including short-term obligations for temporary or defensive purposes. This may detract from achievement of the Portfolio's investment objective.

                                                                      Prospectus

Index 500 Stock Portfolio

The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index in proportion to their weighting in the index.

The S&P 500 Index is composed of 500 common stocks representing more than 70% of the total market value of all publicly-traded common stocks. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Index 500 Stock Portfolio will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Portfolio's objective. The Portfolio will, to the extent feasible, remain fully invested and will normally hold at least 450 of the 500 issues that comprise the S&P 500 Index.

The Index 500 Stock Portfolio's ability to match the performance of the S&P 500 Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects. A portion of the assets may at times be invested in investment grade debt securities, short term commercial paper and United States Treasury obligations, as well as option contracts, stock index futures contracts, and repurchase agreements.

Asset Allocation Portfolio

The investment objective of the Asset Allocation Portfolio is as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Portfolio seeks to achieve its objective through a flexible policy of allocating assets among common stocks, bonds and cash.

Under normal market conditions, the Portfolio's net assets will be allocated according to a benchmark of 50-70% stocks, 25-35% bonds and 0-15% cash. NMIS intends to actively manage the Portfolio's assets, maintaining a balance over time between investment opportunities and their associated potential risks. In response to changing market and economic conditions, NMIS may reallocate the Portfolio's net assets among these asset categories. Those allocations normally will be within the ranges indicated above. However, in pursuit of total return, NMIS may under-allocate or over-allocate the Portfolio's net assets in a particular category.

Not more than 75% of the Portfolio's net assets may be invested in either the stock sector or the bond sector. Up to 100% of the Portfolio's net assets may be invested in money market instruments. No minimum percentage has been established for any of the sectors.

The stock portion of the Portfolio may be invested in any of the types of securities eligible for the other Portfolios that invest in stocks, including foreign securities. To take advantage of investment opportunities around the world, the Portfolio will normally invest 20-25% of its stock investments in foreign stocks (including both direct investments and depositary receipts) but will not invest more than 50% of its equity investments in foreign equities. Foreign investments involve risks not normally found when investing in securities of U.S. issuers. See "Risks for International Securities," p. 4.

The bond portion of the Portfolio may be invested in any of the types of securities eligible for the Select Bond Portfolio or the High Yield Bond Portfolio. The Portfolio may purchase securities on a "when-issued" or forward commitment basis. Bonds purchased by the Portfolio will be primarily investment-grade debt obligations, although the Portfolio may invest up to 10% of its total assets in noninvestment-grade debt obligations.

The cash portion of the Portfolio may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker's acceptances, certificates of deposit and time deposits. The Portfolio may invest in obligations of domestic and foreign banks and their subsidiaries and branches.

Within the asset-allocation categories described above, NMIS will allocate the Portfolio's investments among countries (including developing countries), geographic regions and currencies in response to changing market and economic trends. In making geographical allocations of investments, NMIS will consider such factors as the historical and prospective relationships among currencies and governmental policies that influence currency-exchange rates, current and anticipated interest rates, inflation levels and business conditions within various countries, as well as other macroeconomic, social and political factors.

The Portfolio may invest in or write option contracts, stock index futures contracts, including indexes on specific industries, interest rate futures contracts, foreign currency futures and forward contracts, repurchase agreements and warrants. For a description of these instruments and their risks, see the Statement of Additional Information.

Prospectus

The Asset Allocation Portfolio may engage in active trading of portfolio securities. This increases the portfolio turnover rate and may increase transaction costs.

Balanced Portfolio

The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including dividends, interest and discount accruals, and capital appreciation.

The assets of the Balanced Portfolio will be invested in the following three market sectors:

1. Common stock and other equity securities including the securities in which the Index 500 Stock Portfolio invests.

2. Bonds and other debt securities with maturities generally exceeding one year including the securities in which the Select Bond Portfolio invests.

3. Money market instruments and other debt securities with maturities generally not exceeding one year including the securities in which the Money Market Portfolio invests.

The Balanced Portfolio seeks to achieve its investment objectives by continuously adjusting the mix of investments among the three market sectors. The manager attempts to capitalize on variation in return potential produced by the interaction of changing financial markets and economic conditions. Asset allocation decisions are based on fundamental analysis rather than short-term market timing considerations. Shifts in asset allocation are expected to be gradual.

The Portfolio will normally have some portion of its assets invested in each of the three asset categories. However, up to 100% of the Balanced Portfolio's net assets may be invested in money market instruments. Not more than 75% of the Balanced Portfolio's net assets may be invested in either the stock sector or the bond sector. No minimum percentage has been established for any of the sectors. The Balanced Portfolio's investment objective is supplemented by investment objectives and policies for the stock, bond and money market sectors. These are presently substantially identical to those which have been established for the Index 500 Stock, Select Bond and Money Market Portfolios.

High Yield Bond Portfolio

The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation.

The High Yield Bond Portfolio seeks to achieve its objective by investing primarily in a diversified selection of fixed income securities rated Ba1 or lower by Moody's Investors Service, Inc. or BB+ or lower by Standard & Poor's. A description of the ratings provided by the major rating agencies is included in the Statement of Additional Information. The Portfolio may also invest in nonrated securities.

The securities in which the High Yield Bond Portfolio will invest are considered speculative and are sometimes known as "junk bonds." These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not so strong as that of other issuers. High yield fixed income securities usually present greater risk of loss of income and principal than higher rated securities. Investors in these securities should carefully consider these risks and should understand that high yield fixed income securities are not appropriate for short-term investment purposes.

The primary investment strategy of the High Yield Bond Portfolio is to invest in industries or individual companies which have stable or improving fundamental financial characteristics. The success of this strategy depends on the manager's analytical and portfolio management skills. These skills are more important in the selection of high yield/high risk securities than would be the case with a portfolio of high quality bonds. In selecting securities for the High Yield Bond Portfolio the manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the manager's evaluation of credit and market risk in relationship to the expected rate of return.

The risk that the issuer of a fixed income security may fail to pay principal and interest when due is referred to as "credit risk." Price volatility caused by such factors as interest rate fluctuation, market perceptions of an issuer's creditworthiness and general liquidity in the financial market is "market risk." The value of the securities held by the High Yield Bond Portfolio will be directly affected by the market perception of the creditworthiness of the securities' issuers and will fluctuate inversely with changes in interest rates. Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. Moreover, in the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated

                                                                      Prospectus
securities. The manager of the Portfolio seeks to reduce volatility through careful evaluation of credit risk and market risk and diversification of the Portfolio's investments.

The secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the High Yield Bond Portfolio could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated securities therefore may be less than the prices used in calculating the Portfolio's net asset value. In the absence of readily available market quotations, high yield/high risk securities will be valued by the Fund's Directors using a method that, in the good faith belief of the Directors, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Directors' judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.

In addition to notes and bonds, the High Yield Bond Portfolio may invest in preferred stocks and convertible securities, including warrants or other equity securities issued as part of a fixed income offering. The Portfolio may also invest up to 5% of its assets in other equity securities, rights, warrants, options and other derivatives. The Portfolio may purchase put and call options, on individual securities as well as indexes, and may write covered call and secured put options. A description of put and call options is included in the Statement of Additional Information. The Portfolio may invest available temporary cash in short-term obligations, including those in which the Money Market Portfolio may invest. The Portfolio may invest more substantially in such short-term obligations or in investment grade securities (rated Baa3 or higher by Moody's Investors Service, Inc. or BBB- or higher by Standard & Poor's) when market conditions warrant a more defensive investment posture. When adverse conditions exist the High Yield Bond Portfolio may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the high yield/high risk securities in which it ordinarily invests.

The High Yield Bond Portfolio may invest in foreign securities consistent with its investment objective. Some of the risks associated with investments in foreign securities are briefly set forth in the description of the Franklin Templeton International Equity Portfolio above. Such investments may be in United States currency denominated debt issues or in debt securities in the currency of other nations. The Portfolio may, but will not necessarily, attempt to hedge its exposures by engaging in transactions in foreign currency futures contracts. For a discussion of the risks involved in these contracts see the Statement of Additional Information.

Select Bond Portfolio

The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation. A secondary objective is to seek preservation of shareholders' capital.

The Select Bond Portfolio's assets will be invested in the following types of securities:

1. publicly offered straight debt securities having a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A or BBB);

2. obligations of or guaranteed by the United States Government or its agencies;

3. obligations (payable in U.S. dollars) of or guaranteed by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the three highest grades as determined by Moody's Investors Service, Inc. or Standard & Poor's and do not exceed 10% of the Portfolio's total assets;

4. publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the two highest grades as determined by Fitch's Investor's Service, Inc. (AAA or AA), and certificates of deposit of such banks or bank holding companies;

5. commercial paper having a rating within the two highest investment grades, as determined by Moody's Investors Service, Inc. (P-1 or P-2) or Standard & Poor's (A-1 or A-2);

6. straight debt securities acquired directly from the issuers in private placement transactions, which securities, in the judgment of the Fund's Board of Directors, are of investment quality comparable to publicly offered straight debt securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's, or better;

7. cash or cash equivalents; and

8. preferred stocks and obligations not described above, including convertible securities, securities carrying warrants to purchase equity securities and securities acquired

Prospectus
directly from the issuers in private placement transactions other than those securities described above.

A description of the ratings provided by Moody's Investors Service, Inc., Standard & Poor's and Fitch's Investor's Service, Inc. is included in the Statement of Additional Information.

The Select Bond Portfolio will not invest in common stocks directly, but may retain up to 10% of its total assets in common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

At least 70% of the Select Bond Portfolio's total assets will normally be invested in bonds and debentures which have maturities of at least one year. However, during periods of particular volatility or when an unusual decline in the value of long-term obligations is anticipated, for temporary defensive purposes the Select Bond Portfolio may place a larger portion of its assets in cash and short-term obligations. During such periods the Select Bond Portfolio's holdings of short-term obligations and equity securities may temporarily exceed an aggregate total of 30% of the Select Bond Portfolio's total assets. When adverse conditions exist the Select Bond Portfolio may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the longer-term bonds and debentures in which it ordinarily invests.

The Select Bond Portfolio invests in obligations of a number of U.S. Government agencies. Obligations of some agencies are supported by the full faith and credit of the U.S. Treasury, others are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial support to any agency if it is not obligated to do so by law. The Select Bond Portfolio will invest in the securities of a particular agency only when the investment adviser is satisfied that the credit risk with respect to such agency is minimal.

The Select Bond Portfolio may invest up to 10% of its total assets in high yield/high risk securities and up to 10% of its total assets in foreign securities, consistent with its investment objectives. See the description of the High Yield Bond Portfolio, p. 19 for a discussion of high yield/high risk securities. Some of the risks associated with investments in foreign securities are briefly set forth in the description of the Franklin Templeton International Equity Portfolio, p. 14.

The Select Bond Portfolio may also invest in interest rate futures contracts and repurchase agreements. The Statement of Additional Information includes a description of these instruments.

Money Market Portfolio

The investment objective of the Money Market Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital.

The assets of the Money Market Portfolio will be invested in money market instruments and other debt securities with maturities generally not exceeding one year. Such instruments may include the following:

1. U.S. Treasury Bills and other obligations of or guaranteed by the U.S. Government or its agencies;

2. obligations of or guaranteed by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations do not exceed 10% of the Money Market Portfolio's total assets;

3. obligations (including certificates of deposit, time deposits, or bankers' acceptances) of U.S. or Canadian chartered banks having total assets in excess of $1,000,000,000, U.S. branches of foreign banks where said foreign banks have total assets in excess of $10,000,000,000, and U.S. savings and loan associations having total assets in excess of $1,000,000,000, and Eurodollar certificates of deposit issued by foreign branches of U.S. banks where said banks have total assets in excess of $1,000,000,000 (see "Eurodollar Certificates of Deposit");

4. commercial paper, including variable amount master notes, having a rating at the time of purchase within the two highest grades as determined by Moody's Investors Service, Inc. (P-1 or P-2) or Standard & Poor's (A-1 or A-2), or commercial paper or notes issued by companies with an unsecured debt issue outstanding having a rating at the time of purchase within the three highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, or A) or Standard & Poor's (AAA, AA or A); and

5. publicly traded bonds, debentures and notes having a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A or BBB).

A glossary of the following terms is included in the Statement of Additional
Information: certificates of deposit, Eurodollar certificates of deposit, time deposits, bankers' acceptances, variable amount master notes and commercial paper. A description of the ratings provided by Moody's Investors Service, Inc. and Standard & Poor's is also included in the Statement of Additional Information.

The Money Market Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends. The Money Market Portfolio

                                                                      Prospectus
will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio's yield depending upon management's ability to correctly time and execute such transactions. The Money Market Portfolio intends to purchase only securities that mature within a year except for securities which are subject to repurchase agreements. Accordingly, the level of purchases will be relatively high. However, as transaction costs on Money Market Portfolio investments are generally not substantial, the high level of purchases will not adversely affect the Portfolio's net asset value or net income.

U.S. Government and agency obligations held by the Money Market Portfolio consist primarily of discounted or interest-bearing notes with average maturities of ninety days or less. The Money Market Portfolio invests most frequently in obligations of the following agencies of the U.S. Government: Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Obligations of some agencies are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, others, such as those of the Federal National Mortgage Association, a private corporation, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial support to any agency if it is not obligated to do so by law. The Money Market Portfolio will invest in the securities of a particular agency only when the investment adviser is satisfied that the credit risk with respect to such agency is minimal.

The Money Market Portfolio may also invest in repurchase agreements. These are described in the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The Fund's investment adviser is Northwestern Mutual Investment Services, LLC ("NMIS"), a wholly-owned company of Northwestern Mutual. NMIS' address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS has served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual, subject to the supervision and control of the boards of directors of the funds, since their incorporation. NMIS provides investment advice and recommendations regarding the purchase and sale of securities for the Fund's Portfolios.

Northwestern Mutual and its wholly-owned subsidiary, Northwestern Investment Management Company, employ a full staff of investment personnel. Northwestern Investment Management Company was formed in 1997. The personnel and related facilities of Northwestern Mutual and NMIS are utilized by NMIS in performing its investment advisory functions.

Each of the following sub-advisers has been retained by NMIS and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of a Portfolio, subject to the general control of the Board of Directors of the Fund:

J. P. Morgan Investment Management Inc. ("J. P. Morgan Investment"), 522 Fifth Avenue, New York, New York 10036, a wholly-owned subsidiary of J. P. Morgan Chase & Co., is the sub-adviser for the J.P. Morgan Select Growth and Income Stock Portfolio.

Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, a wholly-owned indirect subsidiary of Franklin Resources, Inc., is the sub-adviser for the Franklin Templeton International Equity Portfolio.

Capital Guardian Trust Company ("Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, a wholly-owned indirect subsidiary of The Capital Group Companies, Inc., is the subadviser for the Capital Guardian Domestic Equity Portfolio.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 ("T. Rowe Price"), is the sub-adviser for the T. Rowe Price Small Cap Value Portfolio.

PORTFOLIO MANAGERS

Northwestern Mutual, Northwestern Investment Management Company, and Northwestern Mutual Investment Services, LLC

Mark G. Doll, Vice President and Assistant Treasurer -- Public Markets of Northwestern Investment Management Company, and Senior Vice President of Northwestern Mutual, joined Northwestern Mutual in 1972 and holds B.A. and M.B.A. degrees from the University of Wisconsin-Milwaukee. He is a Chartered Financial Analyst. Mr. Doll is responsible for the publicly traded investments of Northwest-

Prospectus
ern Mutual and for investment management of the Balanced Portfolio.

Patricia L. Van Kampen, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual in 1974. She holds a B.A. degree from St. Norbert College and an M.B.A. from Marquette University, and is a Chartered Financial Analyst. Ms. Van Kampen is responsible for all common stock investments of Northwestern Mutual, and for investment management of the Balanced Portfolio.

William R. Walker, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual in 1984. Prior to this, he worked for the Chicago Board Options Exchange, the Milwaukee Company, and Armco Insurance. Mr. Walker is a Chartered Financial Analyst, and holds a B.S. degree from Marquette University and an M.B.A. from Miami of Ohio. He has primary responsibility for the management of the Small Cap Growth Stock Portfolio and the Aggressive Growth Stock Portfolio, as well as the small company portfolio of Northwestern Mutual.

Julie M. Van Cleave, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual in 1984 and holds B.A. and M.B.A. degrees from the University of Wisconsin-Madison. Ms. Van Cleave is a Chartered Financial Analyst and has primary responsibility for the Growth Stock Portfolio and the large company portfolio of Northwestern Mutual.

Steven P. Swanson, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual in 1981. He received a B.A. degree from Lawrence University and an M.B.A. from the University of Michigan. Mr. Swanson is the head of the high yield division of Northwestern Investment Management Company and manages the high yield fixed income securities of Northwestern Mutual. Mr. Swanson is a co-manager of the High Yield Bond Portfolio.

Timothy S. Collins, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual in 1986. Mr. Collins is a Chartered Financial Analyst and holds a B.A. degree from St. Norbert College and an M.B.A. from the University of Wisconsin -- Madison. Mr. Collins is the director of research of the high yield division of Northwestern Investment Management Company and is a co-manager of the High Yield Bond Portfolio.

Ignatius L. Smetek, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual in 1986. He holds a B.A. degree from the University of Wisconsin -- Milwaukee and an M.S.B.A. from the University of Wisconsin -- Madison, and is a Certified Public Accountant and a Chartered Financial Analyst. Mr. Smetek coordinates the team that is responsible for management of the Asset Allocation Fund. He also manages the pension fund portfolio of Northwestern Mutual.

Thomas A. Carroll, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual in 1983 and holds B.B.A. and M.S. degrees from the University of Wisconsin-Madison. Mr. Carroll is a Chartered Financial Analyst, and has primary responsibility for management of the International Growth Portfolio as well as the international equity investments of Northwestern Mutual.

Varun Mehta, Director of Northwestern Investment Management Company, joined Northwestern Mutual in March, 1997. From 1993 through March 1997, Mr. Mehta was with the Ameritech Investment Management Department serving as Portfolio Research Manager -- Fixed Income and Portfolio Manager -- Fixed Income. Mr. Mehta has his undergraduate degree from the University of Bombay. He received a Masters degree in Business Management from the Indian Institute of Management and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Mehta is a Chartered Financial Analyst. He has primary responsibility for the Select Bond Portfolio and the fixed income securities of the Balanced Portfolio.

J.P. Morgan Investment Management, Inc.

Henry D. Cavanna, Managing Director of J.P. Morgan Investment, joined J.P. Morgan in 1971. Mr. Cavanna is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. He received his B.A. degree from Boston College and L.L.B. degree from the University of Pennsylvania. Mr. Cavanna is responsible for the J.P. Morgan Select Growth and Income Stock Portfolio.

Templeton Investment Counsel, LLC

Gary R. Clemons, Senior Vice President, Portfolio Management/Research of Templeton Investment Counsel, LLC, manages the Franklin Templeton International Equity Portfolio. Prior to joining Templeton Investment Counsel in 1993, Mr. Clemons worked as a portfolio manager/research analyst for Templeton Quantitative Advisers in New York, a subsidiary of Templeton International. Mr. Clemons holds an M.B.A. with emphasis in finance from the University of Wisconsin-Madison and a B.S. degree from the University of Nevada-Reno.

Capital Guardian Trust Company

The Capital Guardian Domestic Equity Portfolio is managed by a team of 3 managers with an average of 19 years with Capital Guardian or its affiliates and 21 years investment experience. Each portfolio manager is individually responsi-

                                                                      Prospectus
ble for the portion of the Portfolio assigned to him or her. Each manager then invests his or her portion of the Portfolio in accordance with his or her investment convictions within portfolio guidelines and objectives. The portfolio management team is supported by 21 research analysts who also manage a portion of the Portfolio.

T. Rowe Price Associates, Inc.

The T. Rowe Price Small Cap Value Portfolio is managed by an investment advisory committee. Preston G. Athey is the committee chairman and has day-to-day responsibility for managing the Portfolio. Mr. Athey has been chairman of the Portfolio's committee since 2001, joined T. Rowe Price in 1978 and has been managing investments since 1982.

INVESTMENT ADVISORY FEES AND OTHER EXPENSES

Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on the aggregate average daily net asset values of the Portfolio. For the Index 500 Stock Portfolio the rate is 0.20%. For the Index 400 Stock Portfolio the rate is 0.25%. For the Select Bond, Money Market and Balanced Portfolios the rate is 0.30%. For the T. Rowe Price Small Cap Value Portfolio the rate is 0.85%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

                                  FIRST $50   NEXT $50
           PORTFOLIO               MILLION    MILLION    EXCESS
           ---------              ---------   --------   ------
J. P. Morgan Select Growth and
  Income Stock..................    0.70%      0.60%     0.55%
Growth Stock....................    0.60%      0.50%     0.40%
Small Cap Growth Stock..........    0.80%      0.65%     0.50%
Aggressive Growth Stock.........    0.80%      0.65%     0.50%
High Yield Bond.................    0.60%      0.50%     0.40%
Franklin Templeton International
  Equity........................    0.85%      0.65%     0.65%
Capital Guardian Domestic
  Equity........................    0.65%      0.55%     0.50%
International Growth............    0.75%      0.65%     0.55%
Asset Allocation................    0.60%      0.50%     0.40%

Of the amounts received by NMIS from the Fund, the sub-adviser for the J.P. Morgan Select Growth and Income Stock Portfolio will be paid by NMIS at the annual rate of 0.45% on the first $100 million of the Portfolio's assets, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on assets in excess of $400 million. For the Franklin Templeton International Equity Portfolio the sub-adviser will be paid by NMIS at the annual rate of 0.50% of the Portfolio's assets, reduced to 0.40% on assets in excess of $100 million. For the Capital Guardian Domestic Equity Portfolio the sub-adviser will be paid by NMIS a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and 0.275% on assets in excess of $100 million. A discount will apply based on total fees paid to Capital Guardian by Northwestern Mutual and its eligible affiliates. For the T. Rowe Price Small Cap Value Portfolio the sub-adviser will be paid at the annual rate of 0.60% of the Portfolio's assets.

The following table shows the annual expenses for each of the Portfolios which were in operation during 2000, as a percentage of the average net assets of the Portfolio, based on 2000 operations:

                            INVESTMENT
                             ADVISORY     OTHER      TOTAL
        PORTFOLIO              FEE       EXPENSES   EXPENSES
        ---------           ----------   --------   --------
Small Cap Growth Stock....    0.62%       0.05%      0.67%
Aggressive Growth Stock...    0.51%       0.01%      0.52%
Franklin Templeton
  International Equity....    0.66%       0.07%      0.73%
Index 400 Stock...........    0.25%       0.07%      0.32%
Growth Stock..............    0.42%       0.01%      0.43%
J.P. Morgan Select Growth
  and Income Stock........    0.57%       0.00%      0.57%
Index 500 Stock...........    0.20%       0.00%      0.20%
Balanced..................    0.30%       0.00%      0.30%
High Yield Bond...........    0.50%       0.03%      0.53%
Select Bond...............    0.30%       0.00%      0.30%
Money Market..............    0.30%       0.00%      0.30%

--------------------------------------------------------------------------------
TAXES AND DIVIDENDS

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.

Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared for the Money Market Portfolio on each business day and annually for each of the other Portfolios.

Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange on

Prospectus
each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:

1. all dividends, interest income and discount earned by the Portfolio (including original issue and market discount) and

2. net short-term capital gain less

3. all expenses of the Portfolio.

Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company. For a discussion of the tax considerations that affect the insurance company and its separate accounts for these products, and the tax considerations for purchasers of variable annuities and variable life insurance, see the prospectus to which this prospectus for the Fund is attached.

--------------------------------------------------------------------------------

OFFERING AND REDEMPTION OF SHARES

Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or "sales load" or any redemption charge. The redemption price may be more or less than the shareholder's cost.

Equity securities listed on a stock exchange are valued at the closing sale price or, if no sale took place, the closing bid price. Stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange. Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by Interactive Data Corporation. Money market instruments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Debt securities with remaining maturities of 60 days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. All other assets are valued at their fair value as determined in good faith by the Directors. Net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Portfolios will also determine the net asset value of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.

A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Statement of Additional Information (SAI), which is available upon request.

                                                                      Prospectus

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

                                            NET REALIZED
                         NET        NET         AND                                     DISTRIBUTIONS                 NET
                        ASSET     INVEST-    UNREALIZED      TOTAL      DISTRIBUTIONS       FROM                     ASSET
                       VALUE,      MENT         GAIN          FROM        FROM NET        REALIZED        TOTAL     VALUE,
                      BEGINNING   INCOME     (LOSS) ON     INVESTMENT    INVESTMENT        GAIN ON      DISTRIBU-     END
                       OF YEAR    (LOSS)    INVESTMENTS    OPERATIONS      INCOME        INVESTMENTS      TIONS     OF YEAR
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Portfolio
 *1999...............   $1.00      $(.00)      $ .85         $ .85          $(.08)          $(.06)        $(.06)     $1.79
 2000................    1.79         --         .13           .13             --            (.06)         (.06)      1.86
---------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Stock Portfolio
 1996................   $2.77      $  --       $ .49         $ .49          $  --           $(.11)        $(.11)     $3.15
 1997................    3.15         --         .39           .39             --            (.20)         (.20)      3.34
 1998................    3.34         --         .24           .24             --            (.12)         (.12)      3.46
 1999................    3.46         --        1.48          1.48             --            (.13)         (.13)      4.81
 2000................    4.81         --        0.29          0.29             --            (.63)         (.63)      4.47
---------------------------------------------------------------------------------------------------------------------------
Franklin Templeton International Equity Portfolio
 1996................   $1.35      $ .04       $ .24         $ .28          $(.03)          $(.04)        $(.07)     $1.56
 1997................    1.56        .04         .15           .19           (.04)           (.02)         (.06)      1.69
 1998................    1.69        .05         .04           .09           (.04)           (.06)         (.10)      1.68
 1999................    1.68        .03         .33           .36           (.05)           (.21)         (.26)      1.78
 2000................    1.78        .03        (.04)         (.02)          (.04)           (.09)         (.13)      1.63
---------------------------------------------------------------------------------------------------------------------------
Index 400 Stock Portfolio
 *1999...............   $1.00      $ .01       $ .12         $ .13          $(.01)          $(.01)        $(.02)     $1.11
 2000................    1.11        .02         .16           .18           (.02)           (.13)         (.15)      1.14
---------------------------------------------------------------------------------------------------------------------------
Growth Stock Portfolio
 1996................   $1.26      $ .02       $ .25         $ .27          $(.02)          $(.05)        $(.07)     $1.46
 1997................    1.46        .02         .42           .44           (.02)           (.07)         (.09)      1.81
 1998................    1.81        .02         .46           .48           (.02)           (.02)         (.04)      2.25
 1999................    2.25        .03         .47           .50           (.03)           (.06)         (.09)      2.66
 2000................    2.66        .03        (.09)         (.06)          (.02)           (.11)         (.13)      2.47
---------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Select Growth and Income Stock Portfolio
 1996................   $1.21      $ .02       $ .23         $ .25          $(.02)          $(.12)        $(.14)     $1.32
 1997................    1.32        .01         .37           .38           (.01)           (.36)         (.37)      1.33
 1998................    1.33        .01         .29           .30           (.01)           (.00)         (.01)      1.62
 1999................    1.62        .01         .12           .13           (.00)           (.19)         (.19)      1.56
 2000................    1.56        .01        (.11)         (.10)          (.01)           (.08)         (.09)      1.37
---------------------------------------------------------------------------------------------------------------------------
Index 500 Stock Portfolio
 1996................   $1.72      $ .04       $ .35         $ .39          $(.02)          $(.03)        $(.05)     $2.06
 1997................    2.06        .04         .62           .66           (.04)           (.04)         (.08)      2.64
 1998................    2.64        .04         .71           .75           (.04)           (.06)         (.10)      3.29
 1999................    3.29        .04         .64           .68           (.03)           (.05)         (.08)      3.89
 2000................    3.89        .04        (.37)         (.33)          (.04)           (.11)         (.15)      3.41
---------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio
 1996................   $1.60      $ .06       $ .15         $ .21          $(.06)          $(.03)        $(.09)     $1.72
 1997................    1.72        .07         .28           .35           (.06)           (.02)         (.08)      1.99
 1998................    1.99        .07         .29           .36           (.07)           (.06)         (.13)      2.22
 1999................    2.22        .07         .17           .24           (.07)           (.17)         (.24)      2.22
 2000................    2.22        .08        (.09)         (.01)          (.07)           (.11)         (.18)      2.03
---------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
 1996................   $1.03      $ .09       $ .10         $ .19          $(.09)          $(.03)        $(.12)     $1.10
 1997................    1.10        .11         .06           .17           (.14)           (.07)         (.21)      1.06
 1998................    1.06        .10        (.12)         (.02)          (.10)             --          (.10)       .94
 1999                     .94        .11        (.12)         (.01)          (.11)             --          (.11).       82
 2000................     .82        .09        (.13)         (.04)          (.09)             --          (.09)       .69
---------------------------------------------------------------------------------------------------------------------------
Select Bond Portfolio
 1996................   $1.23      $ .07       $(.04)        $ .03          $(.04)          $  --         $(.04)     $1.22
 1997................    1.22        .08         .04           .12           (.08)             --          (.08)      1.26
 1998................    1.26        .08          --           .08           (.08)           (.01)         (.09)      1.25
 1999................    1.25        .08        (.09)         (.01)          (.08)           (.03)         (.11)      1.13
 2000................    1.13        .08         .03           .11           (.08)             --          (.08)      1.16
---------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
 1996................   $1.00      $ .05       $  --         $ .05          $(.05)          $  --         $(.05)     $1.00
 1997................    1.00        .05          --           .05           (.05)             --          (.05)      1.00
 1998................    1.00        .05          --           .05           (.05)             --          (.05)      1.00
 1999................    1.00        .05          --           .05           (.05)             --          (.05)      1.00
 2000................    1.00        .06          --            .0           (.06)             --          (.06)      1.00
---------------------------------------------------------------------------------------------------------------------------

                                                                                          RATIO
                                                                                          OF NET
                                      NET        RATIO OF      RATIO OF     RATIO OF    INVESTMENT
                                    ASSETS,        GROSS         NET        EXPENSES      INCOME
                                    END OF      EXPENSES TO    EXPENSES        TO       (LOSS) TO    PORTFOLIO
                        TOTAL        YEAR         AVERAGE     TO AVERAGE    AVERAGE      AVERAGE     TURNOVER
                       RETURN+    (THOUSANDS)   NET ASSETS    NET ASSETS   NET ASSETS   NET ASSETS     RATE
---------------------  ---------------------------------------------------------------------------------------
Small Cap Growth Stoc
 *1999...............   86.09%++  $   71,483       1.03%(+)      1.00%(+)       --        (0.07)%(+)   70.72%
 2000................    6.71        250,314        .67           .67           --          .19        86.13
---------------------
Aggressive Growth Sto
 1996................   17.70%    $  871,926         --            --         0.54%       (0.03)%      47.25%
 1997................   13.86      1,067,068         --            --         0.53         0.06        57.27
 1998................    7.56      1,137,466         --            --         0.52         0.04        50.43
 1999................   43.78      1,485,311         --            --         0.51        (0.02)       68.64
 2000................    6.18      1,696,013         --            --         0.52         0.09        63.18
---------------------
Franklin Templeton In
 1996................   21.01%    $  505,189         --            --         0.81%        3.02%       17.07%
 1997................   12.28        659,850         --            --         0.77         2.75        16.74
 1998................    4.82        671,106         --            --         0.76         3.38        30.41
 1999................   22.88        772,170         --            --         0.74         2.62        38.37
 2000................    (.79)       809,617         --            --         0.73         1.77        26.95
---------------------
Index 400 Stock Portf
 *1999...............   12.83%++  $   59,644        .46%(+)       .35%(+)       --         1.69%(+)    26.51%
 2000................   17.21        137,616        .32           .32           --         1.71        54.60
---------------------
Growth Stock Portfoli
 1996................   20.91%    $  170,482         --            --         0.57%        1.41%       37.61%
 1997................   29.85        243,071         --            --         0.49         1.24        33.20
 1998................   26.69        421,282         --            --         0.46         1.10        21.64
 1999................   22.50        676,134         --            --         0.43         1.22        27.26
 2000................   (2.49)       770,816         --            --         0.43         1.12        28.01
---------------------
J.P. Morgan Select Gr
 1996................   19.97%    $  234,184         --            --         0.62%        1.44%       93.92%
 1997................   30.03        371,935         --            --         0.60         1.04       144.52
 1998................   23.14        570,970         --            --         0.58         1.00       160.40
 1999................    7.47        661,552         --            --         0.57         0.80       106.93
 2000................   (6.97)       579,981         --            --         0.57         0.68        47.67
---------------------
Index 500 Stock Portf
 1996................   22.75%    $  740,066         --            --         0.21%        2.27%        3.45%
 1997................   33.20      1,152,857         --            --         0.21         1.86         3.15
 1998................   28.72      1,690,680         --            --         0.21         1.40         3.03
 1999................   20.91      2,271,956         --            --         0.20         1.16         5.65
 2000................   (8.75)     2,072,937         --            --         0.20         1.08         6.47
---------------------
Balanced Portfolio
 1996................   13.45%    $2,326,234         --            --         0.30%        3.95%       67.66%
 1997................   21.52      2,788,494         --            --         0.30         3.70        29.94
 1998................   18.88      3,282,071         --            --         0.30         3.48        44.18
 1999................   11.18      3,557,900         --            --         0.30         3.36        27.16
 2000................     .17      3,253,119         --            --         0.30         3.47        24.36
---------------------
High Yield Bond Portf
 1996................   19.77%    $   93,878        .60%          .60%          --         9.54%      143.91%
 1997................   15.85        153,038        .55           .55           --         9.95       129.49
 1998................   (1.84)       184,782        .50           .50           --        10.85       153.71
 1999                    (.44)       161,424        .50           .50           --        11.15       139.87
 2000................   (4.60)       138,207        .53           .52           --        10.90       124.91
---------------------
Select Bond Portfolio
 1996................    3.31%    $  214,333         --            --         0.30%        6.48%      195.98%
 1997................    9.46        244,835         --            --         0.30         7.03       184.93
 1998................    7.07        298,034         --            --         0.30         6.87       161.79
 1999................   (1.00)       286,493         --            --         0.30         6.56        76.65
 2000................   10.21        291,678         --            --         0.30         6.84       139.89
---------------------
Money Market Portfoli
 1996................    5.29%    $  176,298         --            --         0.30%        5.13%          --
 1997................    5.47        194,470         --            --         0.30         5.33           --
 1998................    5.43        291,464         --            --         0.30         5.26           --
 1999................    5.10        404,284         --            --         0.30         4.99           --
 2000................    6.28        384,455         --            --         0.30         6.08           --
---------------------

 * For the period of April 30, 1999 (commencement of operations) through December 31, 1999.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.
 (+) Computed on an annualized basis.

Prospectus

--------------------------------------------------------------------------------

                               NORTHWESTERN MUTUAL
                                SERIES FUND, INC.
                                  Consisting of
                        Small Cap Growth Stock Portfolio
                     T. Rowe Price Small Cap Value Portfolio
                        Aggressive Growth Stock Portfolio
                         International Growth Portfolio
                Franklin Templeton International Equity Portfolio
                            Index 400 Stock Portfolio
                             Growth Stock Portfolio
              J.P. Morgan Select Growth and Income Stock Portfolio
                   Capital Guardian Domestic Equity Portfolio
                            Index 500 Stock Portfolio
                           Asset Allocation Portfolio
                               Balanced Portfolio
                            High Yield Bond Portfolio
                              Select Bond Portfolio
                             Money Market Portfolio





                      This Statement of Additional Information is not a
              prospectus but supplements and should be read in conjunction with the Prospectus for the Fund. This Statement of Additional Information is incorporated by reference into the Prospectus, but no information is incorporated by reference into this Statement of Additional Information. A copy of the Prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number
              (414) 271-1444.



--------------------------------------------------------------------------------


              The date of the Prospectus to which this Statement of Additional Information relates is July 31, 2001.



              The date of this Statement of Additional Information is July 31, 2001.

                                TABLE OF CONTENTS



                                                                                            CROSS-REFERENCE TO
                                                                                PAGE        PAGE IN PROSPECTUS
                                                                                ----        ------------------
Investment Policies                                                             B-3                     13
  Investment Restrictions                                                       B-3                     -
  Repurchase Agreements                                                         B-4                     13
  Financial Futures and Forward Contracts                                       B-5                     4
  Covered Call Option Contracts                                                 B-12                    -
  Reverse Repurchase Agreements                                                 B-13                    -
  Warrants                                                                      B-13                    13
  Asset-Backed and Variable Rate Securities                                     B-14                    -
  Short-Term Trading                                                            B-15                    -
  Firm Commitment Agreements and "When-Issued"                                  B-15                    -
    Securities
  Eurodollar Certificates of Deposit                                            B-15                    -
  Private Placement Transactions                                                B-15                    20
    and Illiquid Assets
  Securities Lending                                                            B-16                    -
  Securities on The Restricted List of The
    Northwestern Mutual Life Insurance Company                                  B-16                    -
  Risk Factors for Foreign Securities,                                          B-16                    4
    Foreign Currencies and Foreign Interest Rates
  Portfolio Turnover                                                            B-19                    -
Management of the Fund                                                          B-20                    22
Ownership of Shares of the Fund                                                 B-24                    -
Investment Advisory and Other Services                                          B-26                    24
Portfolio Transactions and                                                      B-29                    -
  Brokerage Allocation and Other Practices
Organization and Capital Stock                                                  B-30                    -
Purchase, Redemption and Pricing of                                             B-31                    25
  Shares
Taxes and Dividends                                                             B-35                    24
Calculation of Yield Quotations of                                              B-35                    9
  the Money Market Portfolio
Appendix A                                                                      B-36                    -
Appendix B                                                                      B-41                    -
Report of Independent Accountants                                               B-42                    25
Statement of Assets and Liabilities                                             B-43                    25
  for the T. Rowe Price Small Cap Value Portfolio
  the International Growth Portfolio,
  the Capital Guardian Domestic Equity Portfolio,
  and the Asset Allocation Portfolio
Report of Independent Accountants                                               B-48                    25
Financial Statements and Schedules                                              B-49                    25
  of Investments


INVESTMENT POLICIES

INVESTMENT RESTRICTIONS

         Except as set forth below in this section, the investment restrictions of the Portfolios numbered 1-14 below are "fundamental policies" and may be changed only with the approval of the majority of the Portfolio's shares outstanding. These investment restrictions provide that each Portfolio will not:

         1. Acquire more than 25% of any class of equity securities of any one issuer.

         2. With respect to at least 75% of the value of the total assets of the Portfolio, invest more than 5% of the value of such assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), or invest in more than 10% of the outstanding voting securities of any one issuer.

         3. Purchase the securities of any other investment company, except in open-market transactions involving no commission or profit to a dealer (other than the customary broker's commission) or in connection with mergers, consolidations or acquisitions of assets, in amounts not exceeding 10% of the total assets of the Portfolio.

         4. Invest more than 15% of the value of the total assets of the Portfolio in securities which are restricted as to disposition under federal securities laws and in other illiquid assets. For the Money Market Portfolio the limit is 10%.

         5. Invest more than 25% of the value of the total assets of the Portfolio in securities of issuers in any one industry except for investments by the Money Market Portfolio, Asset Allocation Portfolio and the Balanced Portfolio in U.S. Treasury Bills, other obligations of or guaranteed by the U.S. Government or its agencies, certificates of deposit or bankers' acceptances.

         6. Make loans aggregating more than 10% of the total assets of the Portfolio at any one time, provided that neither the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities, nor the purchase of short-term debt securities, is to be considered as a loan.

         7. Invest for the purpose of influencing management or exercising control, but freedom of action is reserved with respect to exercise of voting rights in respect of each Portfolio's securities.

         8. Purchase any security on margin, but each Portfolio may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

         9.   Make short sales of securities.

         10. Act as a securities underwriter for other issuers, but each Portfolio may purchase securities under circumstances where, if the securities are later publicly offered or sold by the Portfolio, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         11. Purchase or sell real estate. However, each Portfolio may invest in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

         12. Invest in commodities or commodity contracts. However, each Portfolio (except the Select Bond, Money Market and High Yield Bond Portfolios) may invest in stock index futures contracts, including indexes on specific industries, and the Select Bond, High Yield Bond, T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, International Growth, Franklin Templeton International Equity, Asset Allocation and Balanced Portfolios may invest in interest rate futures contracts in accordance with their investment objectives and policies. The International Growth, Franklin Templeton International Equity, T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity and High Yield Bond Portfolios may invest in foreign currency futures contracts.

         13. Issue senior securities or borrow money except for short-term credits as may be necessary for the clearing of transactions and except for temporary purposes to the extent of 5% of the total assets of the Portfolio. Reverse repurchase agreements and financial futures contracts are not considered to be "senior securities" or "borrowing money" for the purpose of this restriction.

         14. Make loans to persons who intend to use the proceeds for non-business purposes or to companies which (including predecessors) have been in business for less than three years. Repurchase agreements are not considered to be "loans" for the purpose of this restriction.

         Restriction number 1 does not apply for the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio.

         Restriction number 3 does not apply for the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio. As an operating policy, which may be changed by the Board of Directors without a vote of the shareholders, the T. Rowe Price Small Cap Value Portfolio will not purchase securities of open-end or closed-end investment companies except (1) in compliance with the Investment Company Act of 1940, or (2) securities of the T. Rowe Price Reserve Investment Fund or T. Rowe Price Government Reserve Investment Fund, each a series of the T. Rowe Price Reserve Investment Funds, Inc. As an operating policy which may be changed by the Board of Directors without a vote of the shareholders, the Capital Guardian Domestic Equity Portfolio will not invest more than 10% of its total assets in the securities of other investment companies.

         Restriction numbers 4, 7, 8 and 9 are not fundamental policies for the
T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolios, but for both of these Portfolios these four policies are operating policies which may be changed by the Board of Directors without a vote of the outstanding shares of the Portfolios.

         As a non-fundamental investment policy, which may be changed by the Board of Directors without shareholder approval, International Growth Portfolio and the Franklin Templeton International Equity Portfolio will not invest more than 15% of their total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange.

REPURCHASE AGREEMENTS

         Each of the Portfolios may invest in repurchase agreements. A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio's net income declared as dividends. Each Portfolio intends to limit repurchase agreements to transactions with financial institutions having total assets in excess of $1,000,000,000 and with broker-dealers. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meets the criteria for other commercial paper in which the Portfolio may invest. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Portfolio enter into a repurchase agreement with The Northwestern Mutual Life Insurance Company ("Northwestern Mutual").

         Each Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Portfolio's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, the Fund has adopted standards of creditworthiness for all broker-dealers with which the Fund enters into repurchase agreements and will review compliance by such broker-dealers periodically.

FINANCIAL FUTURES AND FORWARD CONTRACTS

         Each of the Portfolios (except the Select Bond, High Yield Bond and Money Market Portfolios) may enter into stock index futures contracts, including indexes on specific securities, as a hedge against changes in the market values of common stocks. The Select Bond, High Yield Bond, T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, Asset Allocation, Balanced, International Growth and Franklin Templeton International Equity Portfolios may enter into interest rate futures contracts as a hedge against changes in prevailing levels of interest rates. The Select Bond Portfolio may also enter into forward sale contracts in an amount not to exceed 5% of the assets of the Portfolio. In all cases, the purpose is to establish more definitely the effective return on securities held or intended to be acquired by the Portfolios. The Portfolios' hedging may include sales of futures as an offset against the effect of expected decreases in stock values or increases in interest rates, and purchases of futures as an offset against the effect of expected increases in stock values or decreases in interest rates.

         A Portfolio will not enter into a futures contract if, as a result thereof, (i) the aggregate market value of all open futures positions would exceed one-third of the Portfolio's total assets or (ii) the sum of the initial margin deposits of all open futures positions (other than an offsetting transaction) would be more than 5% of the Portfolio's total assets. More than 5% of the Portfolio's total assets may be committed to the aggregate of initial and variation margin payments however. Furthermore, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio deposits cash or cash equivalents equal in value to the market value of the futures contract in a segregated account for the Portfolio with the Fund's custodian.

         The following describes the stock index and interest rate futures markets and the manner in which the Portfolios will implement the policy.

         Use. The Portfolios, as identified above, may enter into stock index futures contracts as a hedge against changes in the market values of common stocks and may enter into interest rate futures contracts as a hedge against changes in prevailing levels of interest rates. In both cases, the purpose is to establish more definitely the effective return on securities held or intended to be acquired by the Portfolios. The Portfolios' hedging may include sales of futures as an offset against the effect of expected decreases in stock values or increases in interest rates, and purchases of futures as an offset against the effect of expected increases in stock values or decreases in interest rates. The
T. Rowe Price Small Cap Value Portfolio may also use futures contracts as a cash management tool; to enhance income; to manage fund exposure to changes in securities prices and foreign currencies; to protect the value of portfolio securities; or as an efficient means of adjusting the Portfolio's exposure to certain securities markets.

         The Portfolios will not enter into financial futures contracts for speculation, and will only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying securities. Currently, stock index futures contracts can be purchased or sold with respect to the Standard and Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. The principal interest rate futures exchanges in the United States are the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

         A Portfolio will not enter into a futures contract if, as a result thereof, (i) the aggregate market value of all open futures positions would exceed one-third of the Portfolio's total assets or (ii) the sum of the initial margin deposits of all open futures positions (other than an offsetting transaction) would be more than 5% of the Portfolio's total assets. More than 5% of the Portfolio's total assets may be committed to the aggregate of initial and variation margin payments however.

         The Portfolios will incur brokerage commissions in connection with transactions in futures contracts.

         Description. A stock index futures contract is an agreement whereby one party agrees to take and another party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks included. No physical delivery of the underlying stocks in the index is made.

         Currently, stock index futures contracts covering the stock market as a whole and covering certain industries are being traded. It is expected that futures contracts covering stock indexes of additional industries will eventually be traded.

         An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date.

         A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA pass-through securities and $1,000,000 for the other designated contracts.

         It is each Portfolio's policy to close out open futures contracts before delivery. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or the financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, and if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, and if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the contract.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Portfolio.

         Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Portfolios, whose business activity involves investment or other commitment in equity and debt securities or other obligations, use the financial futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities or obligations held or expected to be acquired by them.

         The speculator, like the hedger, generally expects neither to deliver nor to receive the security underlying the futures contract, but unlike the hedger, hopes to profit from fluctuations in prevailing stock market values or interest rates.

         Futures transaction's of each Portfolio, except the T. Rowe Price Small Cap Value Portfolio, will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Portfolio expects that approximately 75% of such futures contract purchases will be "completed"; that is, upon sale (offsetting) of these long contracts, equivalent amounts of related securities will have been or are then being purchased by the Portfolio in the cash market.

         Margin. Initial margin is the amount of funds that must be deposited by a Portfolio with its broker in order to initiate futures trading. An initial margin deposit is intended to assure the Portfolio's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may range upward from less than 5% of the value of the contract being traded.

         Variation margin is the amount of subsequent payments that must be made to and from the broker to maintain the Portfolio's open position in the futures contracts. Variation margin payments are made on a daily basis as the price of the underlying stock index or financial instrument fluctuates. If the value of the open futures position changes (by increase, in the case of a sale, or by decrease, in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require the Portfolio to make a variation margin payment in the amount of the insufficiency. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the Portfolio will promptly demand payment by the broker of variation margin in the amount of the excess. All variation margin payments received by the Portfolio will be held by the Fund's custodian in a separate account for the Portfolio.

         In computing net asset value daily each Portfolio will mark to market the current value of its open futures contracts. Each Portfolio expects to earn interest income on its initial margin deposits.

         Example of Purchase of Stock Index Futures Contract. A Portfolio might purchase a stock index futures contract when it anticipates a significant market or market sector advance and wishes to participate in such advance at a time when the Portfolio is not fully invested, for example, because the Portfolio has not selected the individual stocks which it wishes to purchase. The Portfolio would be endeavoring to eliminate the effect of all or part of an expected increase in the market price of the stocks that the Portfolio may purchase at a later date.

         For example, assume that the prices of certain stocks that the Portfolio may later purchase tend to move in concert with the Standard and Poor's 500 Stock Index. The Portfolio wishes to attempt to fix the purchase price of its anticipated stock investment until the time (three months in this example) when it may purchase the stock. Assume the stock has a market price of 125 and the Portfolio believes that, because of an anticipated advance in the stock market, the price will have risen in three months. The Portfolio might enter into futures contract purchases of the Standard and Poor's 500 Stock Index for a price of 125. If the market price of the stock should increase from 125 to 130, the futures market price for the Standard and Poor's 500 Stock Index might also increase, e.g., from 125 to 130. In that case, the five-point increase in the price that the Portfolio would have to pay for the stock would be offset by the five-point gain realized by closing out the futures contract purchase.

         If the Portfolio should be mistaken in its forecast of market values, and the stock index should decline below 125, the market value of the stocks being hedged would presumably decline. Unless the Portfolio would purchase the stocks for the decreased price, the Portfolio would realize a loss on the sale of the futures contract which would not be offset by the price decrease.

         Example of Sale of Stock Index Futures Contract. The Portfolio might sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of the stocks held by the Portfolio. The Portfolio would be endeavoring to substantially reduce the risk of a decline in the value of its stocks without selling the stocks with resultant transaction costs.

         For example, assume that the market price of certain stocks held by the Portfolio tend to move in concert with the Standard and Poor's 500 Stock Index. The stock currently has a market value of 125, which the Portfolio believes will decline because of an anticipated decline in the stock market. The Portfolio wishes to attempt to fix the current market value of the stock until some time in the future. The Portfolio might enter into a futures contract sale of the Standard and Poor's 500 Stock Index at a price of 125. If the market price of the stock should decline from 125 to 120, the futures market price of the Standard and Poor's 500 Stock Index might also decline, e.g. from 125 to 120. In that case the five-point loss in the market value of the stock would be offset by the five-point gain realized by closing out the futures contract. The futures market price of the Standard and Poor's 500 Stock Index might decline to more or less than 120 because of the imperfect correlation with the prices of the stocks hedged.

         If the Portfolio should be mistaken in its forecast of the stock market, and the futures market price of the Standard and Poor's 500 Stock Index should increase above 125, the market price of the stock would increase. The benefit of this increase would be offset by the loss realized on closing out the futures contract sale.

         Example of Purchase of Interest Rate Futures Contract. The Portfolio might purchase an interest rate futures contract when it wishes to defer for a time a fully invested position in longer term securities, for example, in order to continue holding shorter term securities with higher yields. The Portfolio would be endeavoring to eliminate the effect of all or part of an expected increase in market price of the longer term bonds that the Portfolio may wish to purchase at a later date.

         For example, assume that the market price of a type of longer term bonds that the Portfolio may later purchase, currently yielding 10%, tends to move in concert with futures market prices of long-term U.S. Treasury bonds. The Portfolio wishes to attempt to fix the purchase price (and thus the 10% yield) of its anticipated longer term bond investment until the time (four months away in this example) when it may purchase the bond. Assume the longer term bond has a market price of 100, and the Portfolio believes that, because of an anticipated decline in interest rates, the price will have risen (and correspondingly the yield will have declined) in four months. The Portfolio might enter into futures contract purchases of Treasury bonds for a price of 98. At the same time, the Portfolio would purchase, for example at 100, or continue to hold, shorter term securities that are either maturing in four months or are earmarked by the Portfolio for sale in four months. Assume these short-term securities are yielding 15%. If the market price of the longer term bond should increase from 100 to 105, the futures market price for Treasury bonds might also increase, e.g., from 98 to 103. In that case, the five-point increase in the price that the Portfolio would have to pay for the longer term bond would be offset by the five-point gain realized by closing out the futures contract purchase.

         If the Portfolio should be mistaken in its forecast of interest rates, and the futures market price of the U.S. Treasury obligation should decline below 98, the market price of the security being hedged would presumably decline. If short-term rates at the same time fall to 10% or below, it is likely that the Portfolio would follow through with its anticipated purchases of longer term bonds, as the market price of available longer term bonds would have decreased. The benefit of this price decrease, and thus the yield increase, would be offset by the loss realized on closing out the futures contract purchase.

         Example of Sale of Interest Rate Futures Contract. The Portfolio might sell an interest rate futures contract in order to maintain the income derived from its continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in prices of longer term securities because of an increase in prevailing interest rates.

         For example, assume that the market price of a certain longer term security held by the Portfolio tends to move in concert with the futures market prices of long-term U.S. Treasury bonds. The security has a current market price of 100, which the Portfolio believes will decline because of an anticipated rise in interest rates. The Portfolio wishes to attempt to fix the current market value of this security until some point in the future. The Portfolio might enter into a futures contract sale of Treasury bonds at a price of 98. If the market value of the security should decline from 100 to 95, the futures market price of Treasury bonds might also decline, e.g., from 98 to 93. In that case, the five-point loss in the market value of the security would be offset by the five-point gain realized by closing out the futures contract sale. The futures market price of Treasury bonds might decline to more or less than 93 because of the imperfect correlation with the prices of the securities hedged.

         If the Portfolio should be mistaken in its forecast of interest rates, and the futures market price of the U.S. Treasury obligation should increase above 98, the market price of the securities, including the security being hedged, would increase. The benefit of this increase would be offset by the loss realized on closing out the futures contract sale.

         Risks. Financial futures prices are volatile and difficult to forecast. Stock index futures prices reflect the market values of the stocks included in the index, while interest rate futures contracts are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The factors influencing interest rate futures prices are in turn affected by government fiscal and monetary policies and actions, and national and international political and economic events, while stock market values are also influenced by corporate management policies, consumer demand, competition, sources of raw materials and supplies and government regulation.

         At best, the correlation between changes in prices of futures contracts and the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as: variations in speculative market demand for futures and for equity or debt securities, including technical influences in futures trading, and differences between the securities being hedged and the instruments underlying the standard futures contracts available for trading. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock market or interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as initial margin, a 10% decrease in the value of the futures contract would result in a total loss of the initial margin deposit before any deduction for the transaction costs, if the account were then closed out, and 15% decrease would result in a loss equal to 150% of the initial margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security. Furthermore, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations when it purchases a futures contract, the Portfolio deposits cash or cash equivalents equal in value to the market value of the futures contract in a segregated account for the Portfolio with the Fund's custodian.

         Most United States interest rate futures exchanges and the Chicago Mercantile Exchange limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Foreign Currency Futures. The T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, International Growth, Franklin Templeton International Equity and High Yield Bond Portfolios have the authority to deal in forward foreign exchange between currencies of the different countries in which the Portfolio will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Portfolios' dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of the Portfolio, or the payment of dividends and distributions by the Portfolio. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Franklin Templeton International Equity and High Yield Bond Portfolios will not speculate in forward foreign exchange.

         Risks. Financial futures prices are volatile and difficult to forecast. Stock index futures prices reflect the market values of the stocks included in the index, while interest rate futures contracts are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The factors influencing interest rate futures prices are in turn affected by government fiscal and monetary policies and actions, and national and international political and economic events, while stock market values are also influenced by corporate management policies, consumer demand, competition, sources of raw materials and supplies and government regulation.

         At best, the correlation between changes in prices of futures contracts and the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as: variations in speculative market demand for futures and for equity or debt securities, including technical influences in futures trading, and differences between the securities being hedged and the instruments underlying the standard futures contracts available for trading. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock market or interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as initial margin, a 10% decrease in the value of the futures contract would result in a total loss of the initial margin deposit before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the initial margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security. Furthermore, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations when it purchases a futures contract, the Portfolio deposits cash or cash equivalents equal in value to the market value of the futures contract in a segregated account with the Fund's custodian.

         Most United States interest rate futures exchanges and the Chicago Mercantile Exchange limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Federal Income Tax Treatment. For Federal income tax purposes, each Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long-term and 40% short-term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

         In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, is considered gain from the sale of securities and therefore is qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. Consequently, in order for the Portfolio to avoid realizing a gain within a three-month period, the Portfolio may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

COVERED CALL OPTION CONTRACTS

         The Index 500 Stock, Index 400 Stock, T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, Asset Allocation, Balanced, J.P. Morgan Select Growth and Income Stock Portfolio, Growth Stock, Small Cap Growth Stock, Aggressive Growth Stock and High Yield Bond Portfolios may engage in writing covered call option contracts--options on securities owned by the Portfolios--and may purchase call options only to close out a position acquired through the writing of such options. Any option written or purchased by a Portfolio must be listed on a domestic exchange. A covered call option gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. As consideration for the option the purchaser pays the Portfolio a premium which the Portfolio retains whether or not the option is exercised. A covered call option will benefit a Portfolio if, over the option period, the underlying security declines in value or does not appreciate above the aggregate value of the exercise price and the premium. However, a Portfolio risks a loss of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

         The Portfolios may also close out a position acquired through writing a call option by purchasing a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on the security. Thus, when a security subject to a call option is sold from a Portfolio (i.e., to protect the Portfolio from possible depreciation of the security), the Portfolio will purchase a call option on the security to close out the existing call option. Depending on the premium of the contract, a Portfolio will realize a profit or a loss on the transaction. Option transactions may increase a Portfolio's transaction costs and turnover rate and will be initiated only where appropriate to achieve a Portfolio's investment objectives.

EXCHANGE TRADED FUNDS (ETFS)

         The T. Rowe Price Small Cap Value Portfolio may purchase ETFs. These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owing an ETF generally reflect the risks of owing the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

REVERSE REPURCHASE AGREEMENTS

         The T. Rowe Price Small Cap Value, Money Market and Balanced Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, a Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. Amounts subject to reverse repurchase agreements are also subject to a 300% asset coverage requirement. If such amounts in the aggregate exceed this asset coverage requirement, the Portfolio would be obligated within three days to reduce such amounts to meet the requirement. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.

PREFERRED STOCKS

         The T. Rowe Price Small Cap Value Portfolio, and each of the other managed Portfolios that invest in stocks, may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investment would be made primarily for their capital appreciation potential.

CONVERTIBLE SECURITIES

         The T. Rowe Price Small Cap Value Portfolio, and each of the other managed Portfolios that invest in equity securities, may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. A Portfolio's investment in convertible securities will not exceed 10% of the net asset value of the Portfolio.

WARRANTS

         The Index 500 Stock, Index 400 Stock, T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, Asset Allocation, Balanced, J.P. Morgan Select Growth and Income Stock, Growth Stock, Small Cap Growth Stock, Aggressive Growth Stock and High Yield Bond Portfolios may invest in warrants. No Portfolio intends to invest more than 2% of its net assets in warrants that are not listed on a national securities exchange. In no event will a Portfolio's investment in warrants exceed 5% of its net assets. For the T. Rowe Price Small Cap Value and Capital Guardian Domestic Equity Portfolios, investments in warrants will not exceed 10% of the net asset value of the Portfolio. (A warrant is a right to buy a certain security at a set price during a certain time period.)

HIGH-YIELD, HIGH-RISK BONDS

         The T. Rowe Price Small Cap Value Portfolio may invest in high-yield, high-risk bonds, commonly referred to as "junk" bonds. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality, shorter-terms bonds, but is not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The T. Rowe Price Small Cap Value Portfolio will not invest more than 10% of its total assets in high-yield, high-risk bonds. Several of the other Portfolios may also invest in high-yield, high-risk fixed income securities as described in the prospectus.

HYBRID INSTRUMENTS

         Each of the Portfolios (except the Money Market Portfolio) may invest up to 10% of their total assets in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

ASSET-BACKED AND VARIABLE RATE SECURITIES

         Consistent with its investment objectives and policies, the Money Market Portfolio may invest in asset-backed and variable rate securities.

         Asset-backed securities represent fractional interests in pools of retail installment loans or revolving credit receivables. These assets are generally held by a special purpose trust and payments of principal and interest, or interest only, are passed through or paid through monthly or quarterly to certificate holders. Payments may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying receivables are generally subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, for asset-backed securities, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or other receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation or damage to the collateral securing certain contracts, or other factors.

         Variable rate securities bear rates of interest that are adjusted periodically or which "float" continuously according to formulae intended to minimize fluctuations in values of the instruments. For the Money Market Portfolio, the Fund determines the maturity of variable rate securities in accordance with Securities and Exchange Commission rules that allow the Fund to consider certain of such instruments as having maturities less than the maturity date on the instrument.

SHORT-TERM TRADING

         Each Portfolio will generally not engage in short-term trading (purchases and sales within seven days).

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES

         Each Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a "when-issued" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the manager of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

         A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

EURODOLLAR CERTIFICATES OF DEPOSIT

         The Money Market, T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, Asset Allocation, Balanced, J.P. Morgan Select Growth and Income Stock, Growth Stock and High Yield Bond Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Fund were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

PRIVATE PLACEMENT TRANSACTIONS AND ILLIQUID ASSETS

         Each Portfolio may invest up to 15% of its total assets in securities acquired in private placement transactions and other illiquid assets. For the Money Market Portfolio the limit is 10%. For the purpose of determining each Portfolio's net asset value, these assets will be valued at their fair value as determined in good faith by the Fund's Directors. If a Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

         Notwithstanding these limitations a Portfolio may purchase securities which, though not registered under the Securities Act of 1933 (the "1933 Act"), are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolios. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. The Fund's investment adviser, Northwestern Mutual Investment Services, LLC, determines and monitors the liquidity status of each Rule 144A security in which a Portfolio invests, subject to supervision and oversight by the Board of Directors of the Fund. The investment adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio's net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer.

SECURITIES LENDING

     Each Portfolio except the Money Market Portfolio may lend its portfolio securities to broker-dealers or other qualified institutions. The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolios have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the adviser or a subadviser to be creditworthy and will not be made unless, in the judgment of the adviser or subadviser, the consideration to be earned from such loans would justify the risk.


SECURITIES ON THE RESTRICTED LIST OF THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

         The Portfolios may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted list of Northwestern Mutual. An issuer is placed on Northwestern Mutual's restricted list (i)when certain Northwestern Mutual employees come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer on Northwestern Mutual's restricted list could impair liquidity for securities of the issuer owned by the Portfolios and may result in a loss of buying opportunities for the Portfolios.

RISK FACTORS FOR FOREIGN SECURITIES, FOREIGN CURRENCIES AND FOREIGN INTEREST
RATES

         Foreign Securities The International Growth Portfolio and the Franklin Templeton International Equity Portfolio each have an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. The T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, Asset Allocation, Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth and Income Portfolio, Select Bond Portfolio, Balanced Portfolio and High Yield Bond Portfolio may each invest a portion of their assets in foreign securities. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

         There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolios, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the International Growth Portfolio and the Franklin Templeton International Equity Portfolio may invest up to 15% of their total assets in unlisted foreign securities, including up to 10% of their total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market generally do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

         Emerging markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

         In addition, many countries in which the Portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Portfolio.

         Russian securities. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider-trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Portfolio's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Portfolios due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

         There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Portfolios to lose their registration through fraud, negligence or even mere oversight. While each Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolios of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolios to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Portfolios from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by a Portfolio if a potential purchaser is deemed unsuitable, which may expose the Portfolio to potential loss on the investment.

         Currency Each Portfolio's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolios from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

         Each Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

         Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio's securities are denominated may have a detrimental impact on that Portfolio. Through the flexible policy of the Portfolio, its manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Franklin Templeton International Equity Portfolio.

         The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

         Euro. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which is replacing the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

         Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the mutual funds managed by Templeton Investment Counsel, LLC to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the Franklin Templeton International Equity Portfolio, the Portfolio's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

         Interest rate To the extent each Portfolio invests in debt securities, changes in interest rates in any country where the Portfolio is invested will affect the value of its assets and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Portfolio's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

PORTFOLIO TURNOVER

         Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolios cannot be accurately predicted. It is anticipated that the annual portfolio turnover rate for the Index 500 Stock Portfolio will not exceed 7%, that the rate for the High Yield Bond Portfolio will generally not exceed 200% and that the rate for the Select Bond Portfolio will generally not exceed 185%. For the other Portfolios, it is anticipated that the rate will generally not exceed 100%. In 1999 the portfolio turnover rate for the J.P. Morgan Select Growth and Income Stock Portfolio exceeded 100% because of market conditions over the course of the year. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates.

         For years 1999 and 2000, the portfolio turnover rates were:


                  Portfolio Turnover Rate             1999              2000
                  -----------------------             ----              ----
                  Small Cap Growth Stock             70.72%*           86.13%
                  Aggressive Growth Stock            68.64%            63.18%
                  Franklin Templeton International
                    Equity                           38.37%            26.95%
                  Index 400 Stock                    26.51%*           54.60%
                  Growth Stock                       27.26%            28.01%
                  J.P. Morgan Select Growth and
                    Income Stock                    106.93%            47.67%
                  Index 500 Stock                     5.65%             6.47%
                  Balanced                           27.16%            24.36%
                  High Yield Bond                   139.87%           124.91%
                  Select Bond                        76.65%           139.89%

                  * From commencement of operations on April 30, 1999


         The annual portfolio turnover rate of each Portfolio is the lesser of purchases or sales of the Portfolio's securities for the year stated as a percentage of the average value of the Portfolio's assets.

MANAGEMENT OF THE FUND

         The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The following is a list of the Directors and Officers of the Fund together with a brief description of their principal occupations during the past five years.

         James D. Ericson (65), President and Director*
         720 East Wisconsin Avenue
         Milwaukee, WI  53202

                  Chairman and Chief Executive Officer of Northwestern Mutual since 2000; prior thereto, President and Chief Executive Officer. Trustee of Northwestern Mutual

         Stephen N. Graff (66), Director*
         805 Lone Tree Road
         Elm Grove, WI  53122

                  Retired Partner, Arthur Andersen LLP (Public Accountants). Trustee of Northwestern Mutual

         Martin F. Stein (64), Director
         1800 East Capitol Drive
         Milwaukee, WI  53211

                  Founder of Stein Optical (retail sales of eyewear)

         John K. MacIver (70), Director
         100 East Wisconsin Avenue
         Milwaukee, WI  53202

                  Partner, Michael Best & Friedrich, Attorneys at Law

         William J. Blake (68), Director
         731 North Jackson Street
         Milwaukee, WI  53202

                  Chairman, Blake Investment Corp. (real estate investments and venture capital)

         William A. McIntosh (62), Director
         525 Sheridan Road
         Kenilworth, IL 60043

                  Retired Division Head, U.S. Fixed Income of Salomon Brothers (investment securities)

         Edward J. Zore (55), Director*
         720 East Wisconsin Avenue
         Milwaukee, WI  53202

                  President of Northwestern Mutual since 2000; prior thereto, Executive Vice President. Trustee of Northwestern Mutual since 2000

         Mark G. Doll (51), Vice President and Treasurer
         720 East Wisconsin Avenue
         Milwaukee, WI  53202

                  Vice President and Assistant Treasurer-Public Markets of Northwestern Investment Management Company since 1998. Senior Vice President of Northwestern Mutual. Executive Vice President, Investment Advisory Services of Northwestern Mutual Investment Services

         Patricia L. Van Kampen (49), Vice President-Investments
         720 East Wisconsin Avenue
         Milwaukee, WI  53202

                  Managing Director of Northwestern Investment Management Company since 1998; prior thereto, Vice President-Common Stocks of Northwestern Mutual. Vice President-Common Stocks of Northwestern Mutual Investment Services, LLC

         William R. Walker (44), Vice President-Investments
         720 East Wisconsin Avenue
         Milwaukee, Wisconsin  53202

                  Managing Director of Northwestern Investment Management Company since 1998; prior thereto, Director of Common Stocks of Northwestern Mutual. Vice President of Northwestern Mutual Investment Services, LLC

         Julie M. Van Cleave (42), Vice President-Investments
         720 East Wisconsin Avenue
         Milwaukee, Wisconsin  53202

                  Managing Director of Northwestern Investment Management Company since 1998; prior thereto, Director of Common Stocks of Northwestern Mutual. Vice President-Common Stocks of Northwestern Mutual Investment Services, LLC

         Steven P. Swanson (47), Vice President-Investments
         720 East Wisconsin Avenue
         Milwaukee, Wisconsin  53202

                  Managing Director of Northwestern Investment Management Company since 1998; Vice President-Securities of Northwestern Mutual from 1994 to 1997; prior thereto, Director-Securities; Vice President of Northwestern Mutual Investment Services, LLC

         Varun Mehta (33), Vice President-Investments
         720 East Wisconsin Avenue
         Milwaukee, WI  53202

                  Director of Northwestern Investment Management Company since 1998; Investment Officer-Public Fixed Income of Northwestern Mutual from March of 1997 to December of 1997. Portfolio Research Manager-Fixed Income and Portfolio Manager-Fixed Income of the Ameritech Investment Management Department from 1993 to March of 1997.

         Jefferson V. DeAngelis (43), Vice President-Investments
         720 East Wisconsin Avenue
         Milwaukee, WI  53202

                  Managing Director of Northwestern Investment Management Company since 1998; prior thereto, Vice President-Fixed Income Securities of Northwestern Mutual. Vice President-Fixed Income Securities of Northwestern Mutual Investment Services, LLC

         Timothy S. Collins (39), Vice President-Investments
         720 East Wisconsin Avenue
         Milwaukee, WI  53202

                  Director of Northwestern Investment Management Company since 1998; Director of Investments for Northwestern Mutual from October of 1996 to December of 1997; prior thereto, Associate Director - Investments

         Thomas A. Carroll (46), Vice President - Investments
         720 East Wisconsin Avenue
         Milwaukee, WI  53202

                  Managing Director of Northwestern Investment Management Company since 1998; prior thereto, Director-Common Stocks of Northwestern Mutual. Vice President-Common Stocks of Northwestern Mutual Investment Services, LLC

         Merrill C. Lundberg (61), Secretary
         720 East Wisconsin Avenue
         Milwaukee, WI  53202

                  Assistant General Counsel of Northwestern Mutual

         Barbara E. Courtney (43), Controller
         720 East Wisconsin Avenue
         Milwaukee, WI  53202

                  Associate Director of Mutual Fund Accounting of Northwestern Mutual. Assistant Treasurer of Northwestern Mutual Investment Services, LLC

* Directors identified with an asterisk are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940.

John K. MacIver has served as a Director since February 2, 1984. William J. Blake has served as a Director since March 9, 1988. James D. Ericson has served as a Director since April 27, 1994. Stephen N. Graff and Martin F.

Stein have served as Directors since March 29, 1995. William A. McIntosh has served as a Director since May 8, 1997. Edward J. Zore has served as a Director since May 18, 2000.

         An Audit Committee and Nominating Committee have been established for the Fund. Each Committee is made up of those Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act.

         All Board members and officers of the Fund are also board members or officers of Mason Street Funds, Inc. ("MSF"), a registered investment company. Each of the Directors and principal officers of the Fund who is also an affiliated person of Northwestern Mutual Investment Services, LLC ("NMIS") or Northwestern Mutual is named above, together with the capacity in which such person is affiliated with NMIS or Northwestern Mutual.

COMPENSATION OF OFFICERS AND DIRECTORS. The Fund pays no salaries or compensation to any of its officers or Directors employed by Northwestern Mutual. NMIS, the investment advisor to the Fund, pays each of the other Directors of the Fund a total of up to $27,000 per year, consisting of a $15,000 retainer paid in January and $3,000 per meeting of the board of the Fund attended. MSF pays other Directors fees totaling $13,000 per year, consisting of a $5,000 retainer paid in April and an average of $2,000 per meeting of the Board of Directors of MSF attended. The Fund neither pays nor accrues any pension or retirement benefits to any of the Directors.

                               COMPENSATION TABLE

          (1)                      (2)                    (3)                     (4)                    (5)
    Name of Person,             Aggregate        Pension or Retirement     Estimated Annual      Total Compensation
        Position              Compensation        Benefits Accrued as        Benefits Upon        From Series Fund
                             From Registrant     Part of Fund Expenses        Retirement         Registrant and Fund
                                                                                                   Complex Paid to
                                                                                                  Directors in 2000

James D. Ericson,                 None                    None                   None                   None
Director

William Blake,                    None                    None                   None                  $40,000
Director

Stephen N. Graff,                 None                    None                   None                  $40,000
Director

John K. MacIver,                  None                    None                   None                  $35,000
Director

Martin F. Stein,                  None                    None                   None                  $40,000
Director

William A. McIntosh,              None                    None                   None                  $40,000
Director

Edward J. Zore                    None                    None                   None                   None
Director


OWNERSHIP OF SHARES OF THE FUND

         All of the outstanding shares of the Fund are held by Northwestern Mutual for its General Account and for its separate investment accounts used for variable annuity contracts and variable income policies. Additional shares are being offered only to Northwestern Mutual and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.

         The following tables show the allocation of shares of the Portfolios of the Fund among the General Account and the separate investment accounts as of June 30, 2001.
                        SMALL CAP GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A                   8,880,426 shares        (  5.8%)
NML Variable Annuity Account B                  95,681,186 shares        ( 62.3%)
NML Variable Annuity Account C                  11,581,828 shares        (  7.5%)
Northwestern Mutual Variable Life Account       37,477,337 shares        ( 24.4%)
General Account                                          0 shares        (  0.0%)
                                               ------------------        --------
         Total                                 153,620,777 shares        (100.0%)


                        AGGRESSIVE GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A                  28,966,782 shares        (  6.0%)
NML Variable Annuity Account B                 321,687,286 shares        ( 66.9%)
NML Variable Annuity Account C                  41,764,508 shares        (  8.7%)
Northwestern Mutual Variable Life Account       88,712,651 shares        ( 18.4%)
General Account                                          0 shares        (  0.0%)
                                               ------------------        --------
         Total                                 481,131,226 shares        (100.0%)


                FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO

NML Variable Annuity Account A                     26,126,685  shares        (  4.6%)
NML Variable Annuity Account B                    378,214,551  shares        ( 66.7%)
NML Variable Annuity Account C                     40,765,365  shares        (  7.2%)
Northwestern Mutual Variable Life Account         121,734,142  shares        ( 21.5%)
General Account                                             0  shares        (  0.0%)
                                                  -------------------        --------
         Total                                    566,840,743  shares        (100.0%)

                            INDEX 400 STOCK PORTFOLIO

NML Variable Annuity Account A                      7,431,218  shares        (  4.5%)
NML Variable Annuity Account B                    106,700,066  shares        ( 65.3%)
NML Variable Annuity Account C                     14,397,874  shares        (  8.8%)
Northwestern Mutual Variable Life Account          34,864,717  shares        ( 21.3%)
General Account                                             0  shares        (  0.0%)
                                                  -------------------        --------
         Total                                    163,393,875  shares        (100.0%)

                             GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A                     16,391,811  shares        (  4.9%)
NML Variable Annuity Account B                    218,429,338  shares        ( 64.7%)
NML Variable Annuity Account C                     17,188,012  shares        (  5.1%)
Northwestern Mutual Variable Life Account          85,581,556  shares        ( 25.4%)
General Account                                             0  shares        (  0.0%)
                                                  -------------------        --------
         Total                                    337,590,716  shares        (100.0%)

              J.P. MORGAN SELECT GROWTH AND INCOME STOCK PORTFOLIO

NML Variable Annuity Account A                     19,486,177  shares        (  4.4%)
NML Variable Annuity Account B                    308,029,478  shares        ( 69.1%)
NML Variable Annuity Account C                     21,280,871  shares        (  4.8%)
Northwestern Mutual Variable Life Account          97,281,171  shares        ( 21.8%)
General Account                                             0  shares        (  0.0%)
                                                  -------------------        --------
         Total                                    446,077,697  shares        (100.0%)

                            INDEX 500 STOCK PORTFOLIO

NML Variable Annuity Account A                     38,412,213  shares        (  6.0%)
NML Variable Annuity Account B                    414,670,966  shares        ( 65.3%)
NML Variable Annuity Account C                     49,185,183  shares        (  7.7%)
Northwestern Mutual Variable Life Account         133,237,230  shares        ( 21.0%)
General Account                                             0  shares        (  0.0%)
                                                  -------------------        --------
         Total                                    635,505,592  shares        (100.0%)

                               BALANCED PORTFOLIO

NML Variable Annuity Account A                    133,988,023  shares        (  7.9%)
NML Variable Annuity Account B                  1,384,629,711  shares        ( 81.7%)
NML Variable Annuity Account C                     67,606,906  shares        (  4.0%)
Northwestern Mutual Variable Life Account         108,517,607  shares        (  6.4%)
General Account                                             0  shares        (  0.0%)
                                                ---------------------        --------
         Total                                  1,694,742,247  shares        (100.0%)

                              HIGH YIELD PORTFOLIO

NML Variable Annuity Account A                      7,342,704  shares        (  3.5%)
NML Variable Annuity Account B                    145,058,920  shares        ( 70.1%)
NML Variable Annuity Account C                      6,675,696  shares        (  3.2%)
Northwestern Mutual Variable Life Account          34,586,830  shares        ( 16.7%)
General Account                                    13,289,473  shares        (  6.4%)
                                                  -------------------        --------
         Total                                    206,953,624  shares        (100.0%)

                              SELECT BOND PORTFOLIO

NML Variable Annuity Account A                     18,623,346  shares        (  6.2%)
NML Variable Annuity Account B                    238,894,887  shares        ( 79.7%)
NML Variable Annuity Account C                     13,704,510  shares        (  4.6%)
Northwestern Mutual Variable Life Account          28,494,446  shares        (  9.5%)
General Account                                             0  shares        (  0.0%)
                                                  -------------------        --------
         Total                                    299,717,190  shares        (100.0%)

                             MONEY MARKET PORTFOLIO

NML Variable Annuity Account A                     26,781,623  shares        (  6.6%)
NML Variable Annuity Account B                    273,393,346  shares        ( 66.9%)
NML Variable Annuity Account C                     13,908,982  shares        (  3.4%)
Northwestern Mutual Variable Life Account          94,763,421  shares        ( 23.2%)
General Account                                             0  shares        (  0.0%)
                                                  -------------------        --------
         Total                                     408,847,373  shares       (100.0%)

         The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. The shares held in its General Account are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

INVESTMENT ADVISORY AND OTHER SERVICES

         The Fund's investment adviser, Northwestern Mutual Investment Services, LLC ("NMIS"), is a wholly-owned company of Northwestern Mutual. The adviser provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios and the selection of brokers pursuant to Investment Advisory Agreements (the "Agreements"). Each Agreement provides that the adviser will also provide certain services and pay the expenses of the Fund for certain other administrative services, office space and facilities and the services of all directors, officers and employees of the Fund. Each Portfolio (except the Select Bond, Money Market and Balanced Portfolios) pays its own expenses for fees for services rendered by the custodian, legal counsel and auditors; costs of Federal registrations of Fund shares; expenses of meetings and reports; taxes; and brokerage and other expenses directly related to portfolio transactions.

         For acting as investment adviser and for providing such services and paying such expenses the adviser is paid a monthly fee at the annual rates set forth in the prospectus for the respective Portfolios. The Fund also pays all interest charges, brokerage commissions, taxes and extraordinary expenses incurred in connection with the operation of the Fund. Expenses paid by the Fund are charged to the Portfolios to which the expenses relate.

         For the fiscal years ended December 31, 1998, December 31 1999, and December 31, 2000, NMIS received $28,213,362, $32,898,876, and $39,679,062, respectively, for its services as investment adviser to the Fund.

         Northwestern Mutual and its wholly-owned company, Northwestern Investment Management Company, employ a full staff of investment personnel to manage the investment assets of Northwestern Mutual. These personnel and related facilities are utilized by NMIS in performing its obligations under the Agreements and Northwestern Mutual is a party to each Agreement.

         "Northwestern Mutual Life" is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the Agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time NMIS ceases to be the investment adviser to the Fund or if NMIS ceases to be an affiliated company of Northwestern Mutual.

         Templeton Investment Counsel, LLC ("Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Franklin Templeton International Equity Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is a wholly-owned indirect subsidiary of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the Franklin Templeton International Equity Portfolio. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Franklin Templeton International Equity Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the Franklin Templeton International Equity Portfolio. When two or more of the clients of Templeton Counsel (including the Franklin Templeton International Equity Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by NMIS, compensation at the annual rate of .50% of the average net assets of the Franklin Templeton International Equity Portfolio, reduced to .40% on assets in excess of $100 million.

         J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), 522 Fifth Avenue, New York, New York 10036, provides investment advisory services to the J.P. Morgan Select Growth and Income Stock Portfolio, pursuant to an investment sub-advisory agreement. For the services provided, NMIS pays J.P. Morgan Investment a fee at the annual rate of .45% on the first $100 million of the Portfolio's assets, .40% on the next $100 million, .35% on the next $200 million and .30% on assets in excess of $400 million.

         J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly owned subsidiary of J.P. Morgan Chase & Co., J.P. Morgan Investment was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Investment Group of Morgan Guaranty Trust Company of New York, also a subsidiary of J.P. Morgan Chase & Co.

         Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. Assets under management have grown to over $300 billion as of 12/31/00. With offices in London and Singapore, J.P. Morgan Investment draws from a worldwide resources base to provide comprehensive service to an international group of clients. Investment management activities in Japan and Germany are carried out by affiliates, Morgan Trust Bank in Tokyo, and J.P. Morgan Investment GmbH in Frankfurt.

         T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the T. Rowe Price Small Cap Value Portfolio, pursuant to an investment sub-advisory agreement. For the services provided, NMIS pays T. Rowe Price a fee at the annual rate of .60% of the Portfolio's assets. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of 12/31/00, assets under management were approximately $166.7 billion.

         Capital Guardian Trust Company ("Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, provides investment services to the Capital Guardian Domestic Equity Portfolio, pursuant to an investment sub-advisory agreement. Capital Guardian is a wholly-owned indirect subsidiary of The Capital Group Companies, Inc. For the services provided, NMIS pays Capital Guardian a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less, and .275% on assets in excess of $100 million. A discount will apply based on aggregate amounts managed by Capital Guardian for Northwestern Mutual and its affiliates.

         Northwestern Mutual is the licensee under two License Agreements with Standard & Poor's, dated as of November 30, 1990 and February 19, 1999 for the S&P 500 Index and the S&P MidCap 400 Index, respectively, relating to the Fund as well as certain other mutual funds sponsored by Northwestern Mutual. The following disclaimers and limitations are included in accordance with the requirements of the License Agreements:

                  The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc., and none of the Portfolios of the Fund is so sponsored, endorsed, sold or promoted. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any of its Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Fund or any of its Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index, both of which are determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund or any of its Portfolios into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund or any of its Portfolios to be issued or in the determination or calculation of the equation by which the Fund or any of its Portfolios is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

                  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX AND THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         The custodian for the Index 400 Stock, Small Cap Growth Stock, T. Rowe Price Small Cap Value, International Growth, Asset Allocation, Capital Guardian Domestic Equity, Index 500 Stock, Aggressive Growth Stock and Balanced Portfolio is The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017-2070. The custodian for the Select Bond, High Yield Bond, Money Market, Growth Stock and J.P. Morgan Select Growth and Income Stock Portfolios is Bankers Trust Company, 16 Wall Street, New York, New York 10015. The custodian for the Franklin Templeton International Equity Portfolio is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The custodians maintain custody of securities and other assets of the respective Portfolios and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios. Canadian Imperial Bank of

Commerce, Commerce Court, Ontario, Canada M5L 1A2 provides custodial services for the Fund in Canada.

         PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, is the independent accountant of the Fund and performs auditing services for the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

         There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions.

         The investment adviser, or sub-adviser in the case of the J.P. Morgan Select Growth and Income Stock Portfolio and Franklin Templeton International Equity Portfolio, and Capital Guardian Domestic Equity Portfolio, places all orders for the purchase and sale of portfolio securities, options, and futures contracts for each Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the investment adviser or sub-adviser will attempt to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the investment adviser or sub-adviser may pay higher commission rates than the lowest available when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

         Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by the investment adviser or sub-adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the investment adviser or sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the investment adviser or sub-adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the investment adviser or sub-adviser, and the results of such allocations, are subject to periodic review by the Fund's investment adviser and directors.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the investment adviser or sub-adviser may receive research services from many broker-dealers with which the investment adviser or sub-adviser places portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the investment adviser or sub-adviser in advising its various clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing a Portfolio.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the investment adviser or sub-adviser, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for Portfolio transactions. Consideration is given to those firms providing statistical and research services to the investment adviser or sub-adviser, but it is not the policy of any Portfolio to pay higher brokerage commissions to a firm solely because it has provided such services. In 2000 all brokerage business was allocated to firms which provided these services. Statistical and research services furnished by brokers typically include: analysts' reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of the adviser or sub-adviser and this has been considered in setting the advisory fee paid by each Portfolio. During the years ended December 31, 1998, 1999, and 2000, the Fund paid brokerage commissions of $5,133,812, $6,299,124, and $6,463,799 respectively.

         The Directors of the Fund have authorized the investment adviser and sub-advisers to place portfolio orders for the Fund with Robert W. Baird & Co. Incorporated ("Baird"), a broker-dealer which is a corporate affiliate of Northwestern Mutual. This authorization is subject to all applicable legal requirements, including procedures adopted by the Directors. During 1998, the Fund paid $48,828 in commissions to Baird. This represents 2.4% of the aggregate brokerage commissions paid during 1998 and .3% of aggregate Fund transactions. During 1999, the Fund paid $34,410 in commissions to Baird. This represents 1.2% of the aggregate brokerage commissions paid during 1999 and less than .1% of aggregate Fund transactions. During 2000, the Fund paid $144,955 in commissions to Baird. This represents 3.4% of the aggregate brokerage commissions paid during 2000 and 2.2% of aggregate Fund transactions.

ORGANIZATION AND CAPITAL STOCK

         The Fund was incorporated in Maryland on December 22, 1983.

         The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Investment Advisory Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

         All of the outstanding shares of each Portfolio are owned of record by Northwestern Mutual. Shares of each Portfolio are presently being offered only to Northwestern Mutual and its separate investment accounts used for variable annuity contracts and variable life insurance policies. The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

         As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board of Directors of the Fund will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.

         The capital stock of the Fund is divided into fifteen classes corresponding to the fifteen Portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the Portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the Portfolio to which the class relates. All shares of the Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the Investment Company Act of 1940. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the Portfolio to which the class relates if the Directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.

         Each Portfolio is a diversified series of the Fund. The Fund is an open-end management investment company.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         Shares of each Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or "sales load" or any redemption charge. The redemption price may be more or less than the shareholder's cost.

         The net asset value of each share of each Portfolio is the net asset value of the entire Portfolio divided by the number of shares of the Portfolio outstanding. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio. Portfolio securities for which market quotations are readily available are valued at current market value.

         Equity securities listed on a stock exchange and all call options are valued at the closing sale price on the stock or options exchange or, if there has been no such sale, at the closing bid price; stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange; unlisted equity securities are valued at the closing bid price on the over-the-counter market.

         Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by Interactive Data Corporation, a facility which utilizes electronic data processing techniques to report valuations for normal institutional size trading units of debt securities, without regard to exchange or over-the-counter prices, unless the Directors of the Fund determine that in the case of a particular security some other value is fair.

         Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Marking to market is based on an average (provided by a communication network) of the most recent bid prices or yields. The marking to market method takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities.

         Securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Portfolio will assume a constant proportionate amortization in value until maturity of any discount or premium.

         The value of a foreign security held by the International Growth Portfolio and the Franklin Templeton International Equity Portfolio is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of 4:00 p.m., New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect at 11:00 a.m., New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Directors of the Fund. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The International Growth Portfolio and the Franklin Templeton International Equity Portfolio calculate net asset value per share, and therefore effect sales and redemptions of their shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of these foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Directors of the Fund. This description of issues and practices for the International Growth and International Equity Portfolios will also apply for the other Portfolios which are authorized to invest in foreign securities to the extent that those Portfolios invest in securities for which the principal trading activity takes place in foreign markets.

         All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith by the Directors of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Portfolios will also determine the net asset value of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.

         The Money Market Portfolio will use its best efforts to maintain a constant net asset value per share of $1.00 (computed to an accuracy of $.005); however, the net asset value is subject to fluctuation based upon changes in the value of the Portfolio's securities. Accordingly, if net losses on the Portfolio's securities for a given period exceed income after expenses, the net asset value per share of Money Market Portfolio capital stock will decline. The Board of Directors of the Fund will take such action as it considers appropriate to maintain the stability of the net asset value per share. For example, the Directors may reduce or suspend the payment of dividends if the net asset value per share should decline below $.995 and the Directors may supplement such dividends with other distributions if the net asset value per share should rise above $1.005.

         The total offering price per share for each Portfolio is computed as follows:

                          SPECIMEN PRICE-MAKE-UP SHEET
                            (as of December 31, 2000)



                                                                                         FRANKLIN
                                               SMALL CAP                                 TEMPLETON
                                                 GROWTH              AGGRESSIVE        INTERNATIONAL           INDEX 400
                                                 STOCK              GROWTH STOCK          EQUITY                 STOCK
                                               PORTFOLIO             PORTFOLIO           PORTFOLIO             PORTFOLIO
                                               ---------             ---------           ---------             ---------
NET ASSETS                                    $250,313,980        $1,696,013,022        $809,616,426         $137,615,507

NUMBER OF SHARES
  OUTSTANDING                                  134,871,652           379,307,848         495,807,067          120,299,363

NET ASSET VALUE PER SHARE
  (NET ASSETS + NUMBER OF SHARES
  OUTSTANDING)                                      $1.856                $4.471              $1.633               $1.144

OFFERING AND REDEMPTION
  PRICE PER SHARE                                    $1.86                 $4.47               $1.63                $1.14



                                                                              J.P. MORGAN SELECT
                                                        GROWTH STOCK              GROWTH AND               INDEX 500
                                                         PORTFOLIO          INCOME STOCK PORTFOLIO      STOCK PORTFOLIO
                                                         ---------          ----------------------      ---------------
NET ASSETS                                             $770,815,620             $579,980,918            $2,072,936,918

NUMBER OF SHARES OUTSTANDING                            312,363,881              423,551,037               608,431,899

NET ASSET VALUE PER SHARE
  (NET ASSETS + NUMBER OF SHARES
  OUTSTANDING)                                               $2.468                   $1.369                    $3.407

OFFERING AND REDEMPTION PRICE PER SHARE                      $2.47                     $1.37                     $3.41



                                                                     HIGH YIELD
                                               BALANCED                 BOND            SELECT BOND           MONEY MARKET
                                               PORTFOLIO             PORTFOLIO           PORTFOLIO             PORTFOLIO
                                               ---------             ---------           ---------             ---------
NET ASSETS                                  $3,253,198,972          $138,207,144         $291,677,622        $384,455,252

NUMBER OF SHARES
  OUTSTANDING                                1,599,541,418           200,045,210          252,155,120         384,471,338

NET ASSET VALUE PER SHARE
  (NET ASSETS + NUMBER OF SHARES
  OUTSTANDING)                                      $2.034                $0.691               $1.157              $1.000

OFFERING AND REDEMPTION  PRICE PER
SHARE                                                $2.03                 $0.69                $1.16               $1.00


         Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to the Fund; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the Investment Company Act of 1940.

TAXES AND DIVIDENDS

         Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to avoid taxation of capital gains under Subchapter M of the Code, each Portfolio, except the Money Market Portfolio, will distribute net capital gains annually. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carryforward from net realized gain for the year, as prescribed by the Internal Revenue Code. No distribution of realized capital gains will be made until any capital loss carryforward has been exhausted or expired. At the end of their last fiscal years, the High Yield Bond Portfolio had an unused capital loss carryforward of $47,838,316 and the Select Bond Portfolio had an unused capital loss carryforward of $9,881,159.

CALCULATION OF YIELD QUOTATIONS OF THE MONEY MARKET PORTFOLIO

         The Money Market Portfolio's yield is its current investment income expressed in annualized terms. The Portfolio's yield is calculated by determining the net change in the value of a pre-existing account having a balance of one share at the beginning of a seven-day base period. The net change in the value of the account is divided by the value of the account at the beginning of the period to obtain the base period return. The result is then multiplied by 365 and divided by seven, with the resulting annualized yield carried to the nearest hundredth of one percent. For purposes of this calculation the net change in the value of the account reflects the value of additional Portfolio shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The calculation reflects net investment income of the Portfolio for the period, including accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses, but does not include realized or unrealized gains or losses.

                                   APPENDIX A


Description of Ratings as Provided by the Rating Services


CORPORATE BONDS

         Moody's Investors Service, Inc.

Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


         Standard & Poor's

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus(-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R
This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

PREFERRED STOCKS

         Moody's Investors Service, Inc.

"aaa"
An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa"
An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a"
An issue rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"aaa"
An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

"ba"
An issue rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b"
An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa"
An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca"
An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c"
This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications "aa" through '`b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


COMMERCIAL PAPER

             Moody's Investors Service, Inc.

Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries.

         High rates of return on funds employed.

         Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Standard & Poor's

  A-1
  A Commercial paper rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2
  A Commercial paper rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3
  A Commercial paper rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B
  A Commercial paper rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C
  A Commercial paper rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D
  A Commercial paper rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                   APPENDIX B

                                Glossary of Terms


Certificate of Deposit
         A certificate of deposit is a short term obligation of a commercial bank.

Eurodollar Certificate of Deposit
         A Eurodollar certificate of deposit is a short term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

Time Deposit
         A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance
         A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

Variable Amount Master Note
         A variable amount master note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender.

Commercial Paper
         Commercial paper is a short term promissory note issued by a corporation primarily to finance short term credit needs.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities present fairly, in all material respects, the financial position of the T. Rowe Price Small Cap Value Portfolio, International Growth Portfolio, Capital Guardian Domestic Equity Portfolio and Asset Allocation Portfolio (constituting four series of Northwestern Mutual Series Fund, Inc., hereafter referred to as the "Funds") at July 2, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
July 11, 2001

      NORTHWESTERN MUTUAL SERIES FUND, INC - INTERNATIONAL GROWTH PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                  July 2, 2001


Assets
     Cash                                                               $       10,000
                                                                        --------------

Net Assets                                                              $       10,000
                                                                        ==============

Aggregate Paid in Capital
     ($0.01 par value; 2,000,000,000 shares authorized;
     10,000 shares outstanding)                                         $       10,000
                                                                        ==============

Net Asset Value, Offering and Redemption Price Per Share                $         1.00
                                                                        ==============




     The Accompanying Notes are an Integral Part of this Financial Statement

 NORTHWESTERN MUTUAL SERIES FUND, INC - T. ROWE PRICE SMALL CAP VALUE PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                  July 2, 2001


Assets
     Cash                                                               $       10,000
                                                                        --------------

Net Assets                                                              $       10,000
                                                                        ==============

Aggregate Paid in Capital
     ($0.01 par value; 2,000,000,000 shares authorized;
     10,000 shares outstanding)                                         $       10,000
                                                                        ==============

Net Asset Value, Offering and Redemption Price Per Share                $         1.00
                                                                        ==============


     The Accompanying Notes are an Integral Part of this Financial Statement

     NORTHWESTERN MUTUAL SERIES FUND, INC - CAPITAL GUARDIAN DOMESTIC EQUITY
                 PORTFOLIO STATEMENT OF ASSETS AND LIABILITIES
                                  July 2, 2001


Assets
     Cash                                                               $       10,000
                                                                        --------------


Net Assets                                                              $       10,000
                                                                        ==============


Aggregate Paid in Capital
     ($0.01 par value; 2,000,000,000 shares authorized;
     10,000 shares outstanding)                                         $       10,000
                                                                        ==============


Net Asset Value, Offering and Redemption Price Per Share                $         1.00
                                                                        ==============




     The Accompanying Notes are an Integral Part of this Financial Statement

        NORTHWESTERN MUTUAL SERIES FUND, INC - ASSET ALLOCATION PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                  July 2, 2001


Assets
     Cash                                                               $      10,000
                                                                        -------------

Net Assets                                                              $      10,000
                                                                        =============

Aggregate Paid in Capital
     ($0.01 par value; 2,000,000,000 shares authorized;
     10,000 shares outstanding)                                         $      10,000
                                                                        =============

Net Asset Value, Offering and Redemption Price Per Share                $        1.00
                                                                        =============




     The Accompanying Notes are an Integral Part of this Financial Statement

                      NORTHWESTERN MUTUAL SERIES FUND, INC.
    T. ROWE PRICE SMALL CAP VALUE PORTFOLIO, INTERNATIONAL GROWTH PORTFOLIO, CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO, AND ASSET ALLOCATION PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                  JULY 2, 2001


Note 1: The Northwestern Mutual Series Fund, Inc. ("NMSF") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity, and Asset Allocation Portfolios (the "Portfolios") will be part of the NMSF. Each Portfolio has had no operations other than the sale of 10,000 shares of Common Stock at $1.00 per share on July 2, 2001 to the Northwestern Mutual Life Insurance Company.

Note 2: Northwestern Mutual Investment Services, LLC, ("NMIS") serves as investment advisor to the NMSF. Each Portfolio pays NMIS a monthly fee for investment advisory services at an annual rate based the on average daily net assets of each Portfolio. For the T. Rowe Price Small Cap Value Portfolio the rate is 0.85%. For the Capital Guardian Domestic Equity Portfolio the rate is 0.65% on the first $100 million, 0.55% on the next $150 million and 0.50% on net assets in excess of $250 million. For the International Growth Portfolio the rate is 0.75% on the first $100 million, 0.65% on the next $150 million and 0.55% on net assets in excess of $250 million. For the Asset Allocation Portfolio the rate is 0.60% on the first $100 million, 0.50% on the next $150 million and 0.40% on net assets in excess of $250 million.

T. Rowe Price Associates, Inc. ("T. Rowe Price") and Capital Guardian Trust Company ("Capital Guardian") have each been retained under an investment subadvisory agreement to provide investment advice and, in general, to conduct the management investment program of the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio, respectively. NMIS pays T. Rowe Price an annual rate of 0.60% of the Portfolio's average daily net assets. NMIS pays Capital Guardian a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and 0.275% on assets in excess of $100 million.
A discount will apply based on total fees paid to Capital Guardian by Northwestern Mutual and affiliates.

In addition, each Portfolio pays custodian fees, auditing fees, registration fees, and typesetting costs of shareholder reports and other information to existing shareholders.

NMIS and affiliates have agreed to waive their fees and absorb certain other operating expenses during the first year of operations to the extent necessary so that Total Operating Expenses of the T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity, and Asset Allocation Portfolios will not exceed an annual rate of 1.00%, 1.10%, 0.75%, and 0.75% of average net assets, respectively.

Note 3: The management agreement indicates that all organizational costs will be paid by NMIS and affiliates.

Note 4: With respect to the Portfolios, NMSF intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve it from all or substantially all Federal income taxes.

[PRICEWATERHOUSECOOPERS LLC - LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets and financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLC SIGNATURE]
Milwaukee, Wisconsin
January 26, 2001

                                       B-48                  Accountants' Report

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                    MARKET
                                      SHARES/        VALUE
       COMMON STOCK (89.9%)             PAR         (000'S)
 -----------------------------------------------------------
 BASIC MATERIALS (1.9%)
 Cambrex Corporation                    104,300    $   4,720
                                                   ---------
     TOTAL                                             4,720
                                                   ---------

 CAPITAL GOODS (5.1%)
 *APW Ltd.                               97,000        3,274
 *Dycom Industries, Inc.                 58,950        2,119
 Federal Signal Corporation             192,100        3,769
 Kaydon Corporation                      68,900        1,714
 *Plexus Corp.                           61,500        1,869
                                                   ---------
     TOTAL                                            12,745
                                                   ---------

 CONSUMER CYCLICAL (18.1%)
 *Catalina Marketing Corporation        106,900        4,162
 *CDW Computer Centers, Inc.             75,100        2,093
 *Charles River Associates
  Incorporated                           57,900          597
 *Coach, Inc.                           101,200        2,910
 *The Corporate Executive Board
  Company                               177,900        7,074
 *Dollar Tree Stores, Inc.               87,800        2,151
 *Forrester Research, Inc.               76,500        3,830
 *Heidrick & Struggles
  International, Inc.                    76,000        3,197
 *Hotel Reservations Network,
  Inc. - Class A                         73,800        2,094
 *O'Reilly Automotive, Inc.             297,200        7,951
 *Resources Connection, Inc.             25,000          475
 The Talbots, Inc.                       55,900        2,550
 *Tetra Tech, Inc.                      191,900        6,117
                                                   ---------
     TOTAL                                            45,201
                                                   ---------

 CONSUMER STAPLES (5.2%)
 *Patterson Dental Company              174,500        5,910
 *Priority Healthcare
  Corporation - Class B                 126,300        5,155
 *Westwood One, Inc.                     96,600        1,866
                                                   ---------
     TOTAL                                            12,931
                                                   ---------

 ENERGY (8.3%)
 *Energy Partners, Ltd.                 129,800        1,631
 *Global Industries, Ltd.               311,700        4,266
 *Grant Prideco, Inc.                   188,000        4,124
 *Marine Drilling Companies, Inc.       153,600        4,109
 *Nabors Industries, Inc.               111,600        6,601
                                                   ---------
     TOTAL                                            20,731
                                                   ---------
 FINANCE (6.5%)
 Investors Financial Services
  Corp.                                  45,700        3,930
 Radian Group Inc.                       89,200        6,696
 Waddell & Reed Financial, Inc. -
  Class A                               153,150        5,762
                                                   ---------
     TOTAL                                            16,388
                                                   ---------

                                                    MARKET
                                      SHARES/        VALUE
       COMMON STOCK (89.9%)             PAR         (000'S)
 -----------------------------------------------------------
 HEALTHCARE (15.4%)
 *Apogent Technologies, Inc.            105,800    $   2,169
 *Biovail Corporation                    17,200          668
 *CIMA Labs Inc.                         49,200        3,201
 *Lincare Holdings, Inc.                140,600        8,024
 *Province Healthcare Company           148,550        5,849
 *Renal Care Group, Inc.                 54,500        1,494
 *Shire Pharmaceuticals Group
  PLC, ADR                               82,900        3,819
 *Sybron Dental Specialties, Inc.        35,266          595
 *Universal Health Services,
  Inc. - Class B                         57,900        6,471
 *Varian, Inc.                          112,100        3,797
 *Vascular Solutions, Inc.              212,800        1,569
 *Ventana Medical Systems, Inc.          51,800          958
                                                   ---------
     TOTAL                                            38,614
                                                   ---------

 TECHNOLOGY (20.5%)
 *ACT Manufacturing, Inc.                56,200          885
 *Advantage Learning Systems,
  Inc.                                   56,000        1,883
 *Advent Software, Inc.                 106,300        4,258
 *Applied Micro Circuits
  Corporation                            20,920        1,570
 *Aspen Technology, Inc.                104,800        3,485
 *BARRA, Inc.                            23,850        1,124
 *C-Cube Microsystems, Inc.             219,400        2,701
 *Diversinet Corp.                       65,600          148
 *Documentum, Inc.                       25,200        1,252
 *EXFO Electro-Optical
  Engineering Inc.                       19,200          502
 *Getty Images, Inc.                    128,400        4,108
 *Inet Technologies, Inc.               103,700        4,199
 *Inforte Corp.                         107,000        1,471
 *Luminent, Inc.                          7,800           47
 *MCSi, Inc.                             46,400          992
 *Metasolv Software, Inc.               105,800          965
 *Power-One, Inc.                        35,900        1,411
 *Predictive Systems, Inc.              163,300        1,169
 *PRI Automation, Inc.                  149,300        2,799
 *QLogic Corporation                     33,500        2,580
 *Semtech Corporation                    48,800        1,077
 *SmartForce Public Limited
  Company, ADR                          102,300        3,843
 *TESSCO Technologies
  Incorporated                          131,000        2,358
 *THQ INC.                               58,300        1,421
 *Universal Access, Inc.                 65,200          522
 *UTStarcom, Inc.                       180,100        2,792
 *Viasystems Group, Inc.                202,900        1,687
                                                   ---------
     TOTAL                                            51,249
                                                   ---------

 TRANSPORTATION (7.3%)
 *Atlantic Coast Airlines
  Holdings, Inc.                        146,100        5,972
 C.H. Robinson Worldwide, Inc.          192,500        6,052
 SkyWest, Inc.                          220,400        6,336
                                                   ---------
     TOTAL                                            18,360
                                                   ---------

Small Cap Growth Stock Portfolio       B-49

                                                    MARKET
                                      SHARES/        VALUE
COMMON STOCK (89.9%)                    PAR         (000'S)
 -----------------------------------------------------------
 UTILITIES (1.6%)
 *Orion Power Holdings, Inc.            167,700    $   4,130
                                                   ---------
     TOTAL                                             4,130
                                                   ---------
     TOTAL COMMON STOCK (COST
      $216,844)                                      225,069
                                                   ---------
 MONEY MARKET INVESTMENTS (15.9%)
 -----------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (0.6%)
 Federal Home Loan Mortgage
  Corporation, 6.445%, 1/23/01       $1,400,000        1,394
                                                   ---------
     TOTAL                                             1,394
                                                   ---------

 FINANCE LESSORS (1.7%)
 Receivable Capital Trust,
  6.6%, 1/22/01                       4,333,000        4,316
                                                   ---------
     TOTAL                                             4,316
                                                   ---------

 FINANCE SERVICES (2.2%)
 Centric Capital Corp., 6.66%,
  1/5/01                              5,400,000        5,396
                                                   ---------
     TOTAL                                             5,396
                                                   ---------

 PERSONAL CREDIT INSTITUTIONS (7.4%)
 #CXC Incorporated, 6.53%, 1/2/01    16,000,000       15,998
 #CXC Incorporated, 6.55%,
  1/22/01                             2,800,000        2,789
                                                   ---------
     TOTAL                                            18,787
                                                   ---------

 SHORT TERM BUSINESS CREDIT (4.0%)
 American Express Credit, 6.4%,
  1/5/01                              5,000,000        4,996
 Transamerica Financial
  Corporation, 6.5%, 1/30/01          5,000,000        4,974
                                                   ---------
     TOTAL                                             9,970
                                                   ---------

     TOTAL MONEY MARKET
      INVESTMENTS (COST $39,863)                      39,863
                                                   ---------

     TOTAL INVESTMENTS (105.8%)
      (COST $256,707)!                               264,932
                                                   ---------

     OTHER ASSETS, LESS
      LIABILITIES (-5.8%)                            (14,618)
                                                   ---------

     TOTAL NET ASSETS (100.0%)                     $ 250,314
                                                   =========

 -----------------------------------------------------------

  ! At 12/31/2000 the aggregate cost of securities for federal tax purposes was $257,330 and the net unrealized appreciation of investments based on that cost was $7,602 which is comprised of $38,170 aggregate gross unrealized appreciation and $30,568 aggregate gross unrealized depreciation.

  * Non-Income Producing

ADR - American Depository Receipt

  # All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                  UNREALIZED
                                                APPRECIATION/
                       NUMBER OF   EXPIRATION   (DEPRECIATION)
   ISSUER (000'S)      CONTRACTS      DATE         (000'S)
--------------------------------------------------------------
Russell 2000              71         03/01           $423
(Total Notional Value at
 12/31/2000, $16,929)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      B-50   Small Cap Growth Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (91.3%)               PAR          (000'S)
 ---------------------------------------------------------
 BASIC MATERIALS (0.4%)
 Sigma-Aldrich Corporation           166,300   $     6,538
                                               -----------
     TOTAL                                           6,538
                                               -----------

 CAPITAL GOODS (1.6%)
 *Jabil Circuit, Inc.                293,600         7,450
 Kaydon Corporation                  157,800         3,925
 *Sanmina Corporation                200,100        15,333
                                               -----------
     TOTAL                                          26,708
                                               -----------

 COMMUNICATION SERVICES (1.5%)
 *Allegiance Telecom, Inc.            51,250         1,141
 *McLeodUSA Incorporated           1,724,300        24,356
                                               -----------
     TOTAL                                          25,497
                                               -----------

 CONSUMER CYCLICAL (15.6%)
 *Catalina Marketing
  Corporation                        527,100        20,524
 *CDW Computer Centers, Inc.         512,900        14,297
 Cintas Corporation                  520,750        27,697
 *The Corporate Executive
  Board Company                      698,000        27,756
 *Dollar Tree Stores, Inc.           429,850        10,531
 *Harrah's Entertainment, Inc.       490,300        12,932
 IMS Health Incorporated             811,300        21,905
 *Kohl's Corporation                 426,100        25,992
 *Lamar Advertising Company -
  Class A                            126,225         4,871
 *O'Reilly Automotive, Inc.          419,800        11,230
 *Robert Half International
  Inc.                               860,700        22,809
 *Tech Data Corporation              526,200        14,232
 *Tetra Tech, Inc.                   922,778        29,414
 *TMP Worldwide Inc.                 368,600        20,273
                                               -----------
     TOTAL                                         264,463
                                               -----------

 CONSUMER STAPLES (3.0%)
 *Gemstar-TV Guide
  International, Inc.                376,500        17,366
 *Patterson Dental Company           974,950        33,026
                                               -----------
     TOTAL                                          50,392
                                               -----------

 ENERGY (9.9%)
 *BJ Services Company                467,800        32,221
 *Cooper Cameron Corporation         249,100        16,456
 *Grant Prideco, Inc.                710,925        15,596
 *Nabors Industries, Inc.            512,600        30,320
 Santa Fe International
  Corporation                        807,601        25,894
 Tosco Corporation                   602,000        20,430
 *Weatherford International,
  Inc.                               574,825        27,160
                                               -----------
     TOTAL                                         168,077
                                               -----------

 FINANCE (7.3%)
 ACE Limited                         696,900        29,575
 Investors Financial Services
  Corp.                              502,600        43,223
 *Knight Trading Group, Inc. -
  Class A                            216,200         3,013

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (91.3%)               PAR          (000'S)
 ---------------------------------------------------------
 FINANCE continued
 Old Republic International
  Corporation                        576,800   $    18,458
 Radian Group Inc.                   222,900        16,731
 SouthTrust Corporation              322,700        13,130
                                               -----------
     TOTAL                                         124,130
                                               -----------

 HEALTHCARE (13.5%)
 *ALZA Corporation                   443,500        18,849
 *Apogent Technologies, Inc.         575,500        11,798
 Applera Corporation - Applied
  Biosystems Group                   297,800        28,012
 Biomet, Inc.                        630,000        25,003
 *Elan Corporation PLC, ADR          346,755        16,232
 *Health Management
  Associates, Inc. - Class A       1,417,100        29,404
 *King Pharmaceuticals, Inc.         566,000        29,255
 *Lincare Holdings, Inc.             360,900        20,594
 *MedImmune, Inc.                    341,600        16,290
 *Province Healthcare Company        482,200        18,987
 *Shire Pharmaceuticals Group
  PLC, ADR                           276,500        12,736
 Stryker Corporation                  28,200         1,427
 *Sybron Dental Specialties,
  Inc.                                     1             0
                                               -----------
     TOTAL                                         228,587
                                               -----------

 TECHNOLOGY (35.2%)
 *ADC Telecommunications, Inc.       796,100        14,429
 *Altera Corporation                 280,300         7,375
 *American Tower Corporation -
  Class A                            636,622        24,112
 *Applied Micro Circuits
  Corporation                        134,082        10,062
 *BEA Systems, Inc.                  435,700        29,328
 *Business Objects S.A., ADR         205,200        11,619
 *C-Cube Microsystems, Inc.          398,500         4,907
 *CIENA Corporation                   90,100         7,332
 *Comverse Technology, Inc.          302,800        32,892
 *Concord EFS, Inc.                  526,125        23,117
 *Conexant Systems, Inc.             261,200         4,016
 *Credence Systems Corporation       241,200         5,548
 *Crown Castle International
  Corp.                              282,000         7,632
 *DST Systems, Inc.                  541,900        36,308
 *Electronic Arts, Inc.              489,700        20,873
 *Fiserv, Inc.                       653,150        30,984
 *FreeMarkets, Inc.                   17,500           333
 *Getty Images, Inc.                 856,600        27,411
 *Intuit Inc.                        532,700        21,008
 *JDS Uniphase Corporation           146,300         6,099
 *Luminent, Inc.                      55,600           334
 *Macromedia, Inc.                   176,300        10,710
 *Microchip Technology
  Incorporated                       671,950        14,741
 *Network Appliance, Inc.            170,200        10,933
 Paychex, Inc.                       666,000        32,384
 PerkinElmer, Inc.                   181,200        19,026

                                     B-51      Aggressive Growth Stock Portfolio

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (91.3%)               PAR          (000'S)
 ---------------------------------------------------------
 TECHNOLOGY continued
 *PMC-Sierra, Inc.                    86,356   $     6,790
 *PRI Automation, Inc.               246,800         4,628
 *QLogic Corporation                 341,600        26,303
 *Rational Software
  Corporation                        695,900        27,097
 *RSA Security Inc.                  276,900        14,641
 *Semtech Corporation                476,700        10,517
 *Sycamore Networks, Inc.            205,200         7,644
 *Tellabs, Inc.                      446,300        25,216
 *TIBCO Software Inc.                235,900        11,308
 *VeriSign, Inc.                     171,900        12,753
 *Vignette Corporation               671,284        12,083
 *Waters Corporation                 320,900        26,795
                                               -----------
     TOTAL                                         599,288
                                               -----------
 TRANSPORTATION (1.3%)
 Expeditors International of
  Washington, Inc.                   395,600        21,239
                                               -----------
     TOTAL                                          21,239
                                               -----------
 UTILITIES (2.0%)
 Dynegy Inc. - Class A               619,800        34,748
                                               -----------
     TOTAL                                          34,748
                                               -----------
     TOTAL COMMON STOCK (COST
       $1,163,813)                               1,549,667
                                               -----------
 MONEY MARKET INVESTMENTS (9.7%)
 ---------------------------------------------------------
 ASSET-BACKED SECURITIES (CMO'S) (1.2%)
 #Asset Securitization, 6.4%,
  2/7/01                        $ 20,000,000        19,868
                                               -----------
     TOTAL                                          19,868
                                               -----------
 AUTO RELATED (1.8%)
 #Ford Motor Credit Co.,
  6.54%, 1/18/01                  20,000,000        19,938
 #General Motors Acceptance
  Corporation, 6.58%, 1/17/01     11,200,000        11,167
                                               -----------
     TOTAL                                          31,105
                                               -----------
 FEDERAL GOVERNMENT AND AGENCIES (0.3%)
 Federal National Mortgage
  Association, 6.4%, 2/08/2001       800,000           795
 Federal Home Loan Mortgage
  Corporation, 6.44%,
  1/16/2001                        2,800,000         2,792
 Federal Home Loan Mortgage
  Corporation, 6.445%, 1/23/01     2,000,000         1,992
                                               -----------
     TOTAL                                           5,579
                                               -----------

 FINANCE LESSORS (2.4%)
 #Preferred Receivable
  Funding, 6.63%, 1/11/01         20,000,000        19,964
 #Receivable Capital Trust,
  6.6%, 1/22/01                   20,000,000        19,923
                                               -----------
     TOTAL                                          39,887
                                               -----------

                                                 MARKET
                                  SHARES/         VALUE
 MONEY MARKET INVESTMENTS (9.7%)    PAR          (000'S)
 ---------------------------------------------------------
 FINANCE SERVICES (1.0%)
 Centric Capital Corp., 6.62%,
  1/22/01                       $ 16,871,000   $    16,806
                                               -----------
     TOTAL                                          16,806
                                               -----------

 FOOD AND KINDRED PRODUCTS (1.2%)
 Philip Morris Capital
  Company, 6.51%, 1/26/01         20,000,000        19,910
                                               -----------
     TOTAL                                          19,910
                                               -----------

 PERSONAL CREDIT INSTITUTIONS (0.7%)
 CXC Incorporated, 6.53%,
  1/2/01                           3,700,000         3,699
 Variable Funding Capital,
  6.55%, 1/26/01                   8,100,000         8,063
                                               -----------
     TOTAL                                          11,762
                                               -----------

 SHORT TERM BUSINESS CREDIT (1.1%)
 Transamerica Financial
  Corporation, 6.49%, 1/29/01     19,200,000        19,103
                                               -----------
     TOTAL                                          19,103
                                               -----------

     TOTAL MONEY MARKET
      INVESTMENTS (COST
      $164,020)                                    164,020
                                               -----------

     TOTAL INVESTMENTS
      (101.0%)
      (COST $1,327,833)!                         1,713,687
                                               -----------

     OTHER ASSETS, LESS
      LIABILITIES (-1.0%)                          (17,674)
                                               -----------

     TOTAL NET ASSETS (100.0%)                  $1,696,013
                                               ===========

! At 12/31/2000 the aggregate cost of securities for federal tax purposes was $1,329,629 and the net unrealized appreciation of investments based on that cost was $384,058 which is comprised of $475,226 aggregate gross unrealized appreciation and $91,168 aggregate gross unrealized depreciation.

* Non-Income Producing

ADR - American Depository Receipt

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                  UNREALIZED
                                                APPRECIATION/
                       NUMBER OF   EXPIRATION   (DEPRECIATION)
ISSUER (000'S)         CONTRACTS      DATE         (000'S)
--------------------------------------------------------------
MidCap 400                350        03/01          $2,723
(Total Notional Value at
 12/31/2000, $88,740)

    The Accompanying Notes are an Integral Part of the Financial Statements

Aggressive Growth Stock Portfolio     B-52

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                         MARKET
                                           SHARES/        VALUE
 COMMON STOCK (86.2%)      COUNTRY           PAR         (000'S)
 ----------------------------------------------------------------
 CAPITAL EQUIPMENT (10.7%)
 Alcatel                France                108,120   $   6,141
 Alstom                 France                331,740       8,565
 BAE SYSTEMS PLC        United Kingdom      2,627,200      14,991
 *Chubb PLC             United Kingdom      1,652,900       3,901
 FUJITSU LIMITED        Japan                 288,000       4,247
 Hong Kong Aircraft &
  Engineering           Hong Kong           2,680,700       4,743
 *Hyundai Electronics
  Industries Co.        Korea (South)         864,860       2,752
 *Kidde PLC             United Kingdom      1,652,900       1,778
 Koninklijke Philips
  Electronics N.V.      Netherlands           196,075       7,183
 Kurita Water
  Industries, Ltd.      Japan                 433,000       5,668
 Rolls-Royce PLC        United Kingdom      2,685,200       7,952
 SONY CORPORATION       Japan                 135,200       9,353
 The Weir Group PLC     United Kingdom      2,702,500       9,588
                                                        ---------
     TOTAL                                                 86,862
                                                        ---------

 CONSUMER GOODS (10.7%)
 Autoliv, Inc.          Sweden                279,100       4,448
 Aventis S.A.           France                221,000      19,400
 Mayne Nickless Ltd.    Australia           1,671,600       5,424
 Nycomed Amersham PLC   United Kingdom        879,160       7,178
 Ono Pharmaceutical
  Co., Ltd.             Japan                 233,000       9,120
 Tate & Lyle, PLC       United Kingdom        762,600       2,837
 Teva Pharmaceutical
  Industries Ltd., ADR  Israel                202,810      14,856
 Unilever PLC           United Kingdom      1,876,650      16,063
 Volvo AB - B Shares    Sweden                433,000       7,182
                                                        ---------
     TOTAL                                                 86,508
                                                        ---------

 ENERGY (12.6%)
 E.On AG                Germany               310,600      18,896
 Endesa S.A.            Spain                 252,000       4,294
 ENI S.P.A.             Italy               1,460,550       9,324
 EVN AG                 Austria                64,500       1,965
 Hong Kong Electric
  Holdings Limited      Hong Kong           1,790,000       6,609
 *Husky Energy, Inc.    Canada                540,000       5,357
 Iberdrola S.A.         Spain                 587,500       7,364
 *Innogy Holdings PLC   United Kingdom      1,246,864       3,595
 Korea Electric Power
  Corp.                 Korea (South)         271,000       5,056
 Repsol S.A.            Spain                 732,000      11,697
 Shell Transport &
  Trading Company PLC   United Kingdom      1,518,500      12,453

                                                         MARKET
                                           SHARES/        VALUE
 COMMON STOCK (86.2%)      COUNTRY           PAR         (000'S)
 ----------------------------------------------------------------
 ENERGY continued
 Thames Water           United Kingdom        430,504   $   7,749
 Total Fina Elf S.A.    France                 50,922       7,573
                                                        ---------
     TOTAL                                                101,932
                                                        ---------

 FINANCE (22.4%)
 Australia & New
  Zealand Banking
  Group Ltd.            Australia           1,950,601      15,586
 Axa                    France                117,447      16,981
 Banca Nazionale del
  Lavora                Italy               2,479,700       7,613
 *Bangkok Bank Public
  Company Limited       Thailand            1,551,800       1,234
 Deutsche Bank AG       Germany               108,188       9,020
 Hang Lung Development
  Co.                   Hong Kong           2,758,000       2,440
 HSBC Holdings PLC      Hong Kong             568,137       8,449
 ING Groep NV           Netherlands           209,000      16,694
 National Bank of
  Canada                Canada                301,600       5,341
 The Nomura Securities
  Co., Ltd.             Japan                 832,400      14,979
 Nordea AB              Sweden              1,628,500      12,843
 PartnerRe Ltd.         Bermuda               226,600      13,823
 Scor                   France                129,900       6,744
 Swiss Re               Switzerland             5,170      12,395
 Unibanco Uniao de
  Bancos                Brazil             14,033,500         806
 XL Capital Ltd.        Bermuda               178,800      15,623
 Zurich Financial
  Services AG           Switzerland            36,023      21,717
                                                        ---------
     TOTAL                                                182,288
                                                        ---------

 MATERIALS (11.9%)
 Agrium, Inc.           Canada                473,300       6,922
 Akzo Nobel N.V.        Netherlands           348,600      18,721
 AngloGold Limited,
  ADR                   South Africa          238,800       3,567
 Barrick Gold
  Corporation           Canada                390,300       6,395
 BASF AG                Germany               247,960      11,279
 Bayer AG               Germany               157,000       8,269
 Boehler - Uddeholm AG  Austria               119,556       3,872
 Celanese AG            Germany                11,770         214
 Companhia Vale do Rio
  Doce, ADR             Brazil                372,000       9,137
 Corus Group PLC        United Kingdom      4,392,400       4,626
 Hepworth PLC           United Kingdom        607,200       2,549
 *Kinross Gold
  Corporation           Canada              1,796,100         969

International Equity Portfolio       B-53

                                                         MARKET
                                           SHARES/        VALUE
 COMMON STOCK (86.2%)      COUNTRY           PAR         (000'S)
 ----------------------------------------------------------------
 MATERIALS continued
 Metsa-Serla OYJ        Finland               157,500   $   1,257
 *Nuevo Grupo Mexico
  SA                    Mexico              1,320,000       3,984
 Stora Enso OYJ - R
  Shares                Finland             1,251,897      14,803
                                                        ---------
     TOTAL                                                 96,564
                                                        ---------
 MULTI-INDUSTRY (5.2%)
 Elementis PLC          United Kingdom      1,494,000       2,477
 Hanson PLC             United Kingdom      2,179,974      14,947
 Hutchison Whampoa
  Limited               Hong Kong             877,800      10,945
 Swire Pacific
  Limited, A Shares     Hong Kong           1,459,500      10,479
 Swire Pacific
  Limited, B Shares     Hong Kong           3,534,200       3,081
                                                        ---------
     TOTAL                                                 41,929
                                                        ---------

 SERVICES (12.1%)
 Best Denki Co., Ltd.   Japan                 725,000       3,269
 British Airways PLC    United Kingdom      1,242,900       7,250
 Compania de
  Telecomunicaciones
  de Chile S.A., ADR    Chile                 273,725       3,610
 J. Sainsbury PLC       United Kingdom      1,162,100       6,892
 Korea Telecom
  Corporation, ADR      Korea (South)          97,000       3,007
 Marks & Spencer PLC    United Kingdom      1,148,000       3,190
 Mothercare PLC         United Kingdom        479,913       1,018
 Nippon Telegraph &
  Telephone
  Corporation           Japan                   1,361       9,808
 *P & O Princess
  Cruises PLC           United Kingdom        548,000       2,317
 The Peninsular &
  Oriental Steam
  Navagation Company    United Kingdom        548,000       2,595
 Philippine Long
  Distance Telephone,
  ADR                   Philippines           127,000       2,262
 PT Indosat, ADR        Indonesia             386,900       3,555
 Telecom Corporation
  of New Zealand
  Limited               New Zealand         2,723,800       5,797
 Telefonica, S.A., ADR  Spain                 191,308       9,565
 Telefonos de Mexico
  S.A., ADR             Mexico                275,004      12,410
 Wolters Kluwer NV      Netherlands           777,700      21,203
                                                        ---------
     TOTAL                                                 97,748
                                                        ---------

                                                         MARKET
                                           SHARES/        VALUE
 COMMON STOCK (86.2%)      COUNTRY           PAR         (000'S)
 ----------------------------------------------------------------
 UTILITIES (0.6%)
 International Power
  PLC                   United Kingdom      1,246,864   $   4,675
                                                        ---------
     TOTAL                                                  4,675
                                                        ---------
     TOTAL COMMON STOCK (COST
       $645,294)                                          698,506
                                                        ---------
 PREFERRED STOCK (2.9%)
 ----------------------------------------------------------------
 ENERGY (0.9%)
 Petroleo Brasileiro
  S.A.                  Brazil                325,000       7,630
                                                        ---------
     TOTAL                                                  7,630
                                                        ---------
 FINANCE (0.9%)
 Banco Bradesco S.A.    Brazil            748,500,000       5,374
 Banco Itau S.A.        Brazil             20,790,000       1,972
                                                        ---------
     TOTAL                                                  7,346
                                                        ---------
 SERVICES (1.1%)
 Hyder PLC              United Kingdom        401,400         537
 Moebel Walther AG      Germany                43,597         372
 The News Corporation
  Limited               Australia           1,014,400       7,215
                                                        ---------
     TOTAL                                                  8,124
                                                        ---------

     TOTAL PREFERRED STOCK (COST $22,032)                  23,100
                                                        ---------
   MONEY MARKET INVESTMENTS (14.8%)
 ----------------------------------------------------------------
 AUTO RELATED (2.5%)
 Ford Motor Credit
  Co., 6.54%, 1/18/01   United States    $ 10,000,000       9,969
 Ford Motor Credit
  Co., 6.51%, 1/12/01   United States      10,000,000       9,980
                                                        ---------
     TOTAL                                                 19,949
                                                        ---------
 FOOD AND KINDRED
  PRODUCTS (2.5%)
 Nestle Capital, 6.5%,
  1/8/01                United States      10,000,000       9,987
 Philip Morris Capital
  Company, 6.51%,
  1/26/01               United States      10,000,000       9,955
                                                        ---------
     TOTAL                                                 19,942
                                                        ---------
 MULTI-INDUSTRY (1.2%)
 Walt Disney Company,
  6.52%, 1/3/01         United States      10,000,000       9,996
                                                        ---------
     TOTAL                                                  9,996
                                                        ---------
 OFFICE EQUIPMENT (1.2%)
 Pitney Bowes Inc.,
  6.53%, 1/3/01         United States      10,000,000       9,996
                                                        ---------
     TOTAL                                                  9,996
                                                        ---------

                                      B-54      International Equity Portfolio

International Equity Portfolio

                                                         MARKET
 MONEY MARKET                              SHARES/        VALUE
 INVESTMENTS (14.8%)       COUNTRY           PAR         (000'S)
 ----------------------------------------------------------------
 PERSONAL CREDIT
  INSTITUTIONS (4.9%)
 CXC Incorporated,
  6.55%, 1/22/01        United States       3,900,000   $   3,885
 CXC Incorporated,
  6.53%, 1/2/01         United States      25,900,000      25,896
 Variable Funding
  Capital, 6.49%,
  2/12/01               United States      10,090,000      10,014
                                                        ---------
     TOTAL                                                 39,795
                                                        ---------
 SHORT TERM BUSINESS
  CREDIT (2.5%)
 American Express
  Credit, 6.4%, 1/5/01  United States      10,000,000       9,993
 Transamerica
  Financial
  Corporation, 5.83%,
  1/24/01               United States      10,000,000       9,958
                                                        ---------
     TOTAL                                                 19,951
                                                        ---------
     TOTAL MONEY MARKET INVESTMENTS
     (COST $119,629)                                      119,629
                                                        ---------

     TOTAL INVESTMENTS (103.9%)
     (COST $786,955)!                                     841,235
                                                        ---------

     OTHER ASSETS, LESS LIABILITIES (-3.9%)               (31,618)
                                                        ---------

     TOTAL NET ASSETS (100.0%)                          $ 809,617
                                                        =========
 ----------------------------------------------------------------

! At 12/31/2000 the aggregate cost of securities for federal tax purposes was $786,983 and the net unrealized appreciation of investments based on that cost was $54,252 which is comprised of $161,434 aggregate gross unrealized appreciation and $107,182 aggregate gross unrealized depreciation.

* Non-Income Producing

ADR - American Depository Receipt

Investment Percentage by Country:

United Kingdom                                        16.7%
United States                                         14.2%
France                                                 7.8%
Netherlands                                            7.6%
Japan                                                  6.7%
Germany                                                5.7%
Hong Kong                                              5.6%
Other                                                 35.7%
                                                     ------
Total                                                100.0%

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 BASIC MATERIALS (3.5%)
 A. Schulman, Inc.                      4,100   $      47
 *Airgas, Inc.                          9,300          63
 AK Steel Holding Corporation          15,300         134
 Albemarle Corporation                  6,400         158
 Bowater Incorporated                   7,000         395
 Cabot Corporation                      9,300         245
 Carpenter Technology Corporation       3,100         109
 Crompton Corporation                  15,963         168
 *Cytec Industries, Inc.                5,700         228
 Ferro Corporation                      4,800         110
 Georgia-Pacific Corporation
  (Timber Group)                       11,200         335
 H.B. Fuller Company                    2,000          79
 IMC Global, Inc.                      16,000         249
 Kennametal, Inc.                       4,300         125
 Longview Fibre Company                 7,200          97
 The Lubrizol Corporation               7,400         191
 Lyondell Chemical Company             16,400         251
 Martin Marietta Materials, Inc.        6,500         275
 *MAXXAM, Inc.                            900          14
 Minerals Technologies, Inc.            2,900          99
 Olin Corporation                       6,300         139
 P.H. Glatfelter Company                5,900          73
 Rayonier, Inc.                         3,800         151
 RPM, Inc.                             14,700         126
 Ryerson Tull, Inc.                     3,500          29
 Solutia, Inc.                         14,900         179
 Sonoco Products Company               13,900         301
 *UCAR International, Inc.              6,300          61
 Universal Corporation                  3,900         137
 The Valspar Corporation                6,000         193
 Wausau-Mosinee Paper Corporation       7,200          73
                                                ---------
     TOTAL                                          4,834
                                                ---------

 CAPITAL GOODS (6.1%)
 AGCO Corporation                       8,300         101
 *Albany International
  Corp. - Class A                       4,326          58
 *American Standard Companies,
  Inc.                                  9,800         483
 AMETEK, Inc.                           4,500         117
 Carlisle Companies Incorporated        4,200         180
 Diebold, Incorporated                 10,000         334
 Donaldson Company, Inc.                6,300         175
 *Dycom Industries, Inc.                5,800         208
 Federal Signal Corporation             6,300         124
 Flowserve Corporation                  5,200         111
 Granite Construction
  Incorporated                          3,800         110
 Harsco Corporation                     5,600         138
 Herman Miller, Inc.                   11,000         316
 Hillenbrand Industries, Inc.           8,700         448
 HON INDUSTRIES, Inc.                   8,400         214
 Hubbell Incorporated - Class B         8,500         225
 *Jabil Circuit, Inc.                  26,600         674
 *Jacobs Engineering Group, Inc.        3,700         171

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 CAPITAL GOODS continued
 Kaydon Corporation                     4,200   $     104
 *KEMET Corporation                    12,200         185
 Newport News Shipbuilding, Inc.        4,300         224
 Nordson Corporation                    4,500         115
 Pentair, Inc.                          6,800         164
 *Plexus Corp.                          5,600         170
 Precision Castparts Corp.              6,900         290
 *Quanta Services, Inc.                 9,000         290
 The Reynolds and Reynolds
  Company - Class A                    10,700         217
 *SCI Systems, Inc.                    20,200         533
 *Sensormatic Electronics
  Corporation                          10,800         217
 *Sequa Corporation - Class A           1,500          55
 *SPX Corporation                       4,400         476
 Stewart & Stevenson Services,
  Inc.                                  3,900          89
 Tecumseh Products Company -
  Class A                               2,700         113
 Teleflex Incorporated                  5,300         234
 Trinity Industries, Inc.               5,300         133
 *Vishay Intertechnology, Inc.         19,287         292
 Wallace Computer Services, Inc.        5,600          95
 York International Corporation         5,300         163
                                                ---------
     TOTAL                                          8,346
                                                ---------

 COMMUNICATION SERVICES (1.5%)
 *Broadwing, Inc.                      30,200         689
 *Powerwave Technologies, Inc.          8,600         503
 *Price Communications
  Corporation                           7,800         131
 Telephone and Data Systems, Inc.       8,400         756
                                                ---------
     TOTAL                                          2,079
                                                ---------

 CONSUMER CYCLICAL (13.0%)
 A. H. Belo Corporation - Class A      16,500         264
 *Abercrombie & Fitch Co. - Class
  A                                    14,100         282
 *ACNielsen Corporation                 8,100         294
 *Acxiom Corporation                   12,300         479
 *American Eagle Outfitters, Inc.       6,500         275
 *Apollo Group, Inc. - Class A         10,500         516
 ArvinMeritor, Inc.                     9,950         113
 Bandag, Incorporated                   2,900         118
 *Barnes & Noble, Inc.                  9,000         239
 *BJ's Wholesale Club, Inc.            10,200         391
 Blyth Industries, Inc.                 6,700         162
 *Borders Group, Inc.                  11,000         129
 Borg-Warner Automotive, Inc.           3,700         148
 Callaway Golf Company                 10,500         196
 *Catalina Marketing Corporation        7,700         300
 *CDW Computer Centers, Inc.           12,200         340
 *ChoicePoint, Inc.                     5,600         367
 Cintas Corporation                    23,450       1,246
 Claire's Stores, Inc.                  7,200         129
 Clayton Homes, Inc.                   19,300         222
 *DeVry, Inc.                           9,700         366

Index 400 Stock Portfolio              B-56

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 CONSUMER CYCLICAL continued
 *Dollar Tree Stores, Inc.             15,000   $     368
 Family Dollar Stores, Inc.            23,900         512
 Fastenal Company                       5,300         291
 *Furniture Brands International,
  Inc.                                  6,900         145
 Galileo International, Inc.           12,500         250
 *GTECH Holdings Corporation            4,900         101
 Harte-Hanks, Inc.                      9,500         225
 Houghton Mifflin Company               4,300         199
 *International Game Technology        10,100         485
 International Speedway
  Corporation - Class A                 7,400         281
 *Jones Apparel Group, Inc.            16,551         533
 Kelly Services, Inc. - Class A         5,000         118
 Lancaster Colony Corporation           5,500         154
 *Land's End, Inc.                      4,200         106
 *Lear Corporation                      9,200         228
 Lee Enterprises, Incorporated          6,100         182
 Lennar Corporation                     8,600         312
 *Mandalay Resort Group                10,900         239
 Manpower, Inc.                        10,600         403
 Media General, Inc. - Class A          3,200         116
 Modine Manufacturing Company           4,100          85
 *Modis Professional Services,
  Inc.                                 13,500          56
 *Mohawk Industries, Inc.               7,400         203
 NCH Corporation                          700          27
 *NCO Group, Inc.                       3,600         109
 *The Neiman Marcus Group, Inc. -
  Class A                               6,600         235
 Ogden Corporation                      6,900         106
 *Park Place Entertainment
  Corporation                          42,000         501
 *Payless ShoeSource, Inc.              3,114         220
 Pittston Brink's Group                 7,200         143
 The Reader's Digest Association,
  Inc. - Class A                       14,700         574
 Rollins, Inc.                          4,200          84
 Ross Stores, Inc.                     11,600         196
 *Saks Incorporated                    19,800         198
 *Scholastic Corporation                2,400         213
 Shaw Industries, Inc.                 17,700         335
 *Six Flags, Inc.                      11,000         189
 Sotheby's Holdings, Inc. - Class
  A                                     8,200         190
 Superior Industries
  International, Inc.                   3,600         114
 *Sylvan Learning Systems, Inc.         5,219          77
 *Tech Data Corporation                 7,400         200
 True North Communications Inc.         7,000         298
 *Unifi, Inc.                           8,000          72
 *United Rentals, Inc.                  9,800         132
 USG Corporation                        6,200         140
 Viad Corp.                            13,100         301
 The Washington Post Company -
  Class B                               1,300         801
 WestPoint Stevens, Inc.                6,900          52
 *Williams-Sonoma, Inc.                 7,800         156
                                                ---------
     TOTAL                                         17,831
                                                ---------

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 CONSUMER STAPLES (6.7%)
 *AmeriSource Health Corp. CL A         7,200   $     364
 Banta Corporation                      3,500          89
 Bergen Brunswig Corporation -
  Class A                              18,800         298
 Bob Evans Farms, Inc.                  5,000         107
 *Brinker International, Inc.           9,100         384
 Carter-Wallace, Inc.                   6,300         210
 CBRL Group, Inc.                       8,000         146
 *Chris-Craft Industries, Inc.          4,881         325
 Church & Dwight Co., Inc.              5,300         118
 Dean Foods Company                     5,000         153
 The Dial Corporation                  13,300         146
 Dole Food Company, Inc.                7,800         128
 Dreyer's Grand Ice Cream, Inc.         3,900         126
 *Emmis Communications
  Corporation - Class A                 6,600         189
 *Energizer Holdings, Inc.             13,400         286
 Flowers Industries, Inc.              14,000         221
 *Hispanic Broadcasting
  Corporation - Class A                15,200         388
 Hormel Foods Corporation              19,600         365
 IBP, Inc.                             14,800         396
 Interstate Bakeries Corporation        9,200         129
 The J.M. Smucker Company               3,400          95
 *Korn/Ferry International              5,300         113
 Lance, Inc.                            4,000          51
 Lone Star Steakhouse & Saloon,
  Inc.                                  3,600          35
 McCormick & Company,
  Incorporated                          9,600         346
 *Outback Steakhouse, Inc.             10,900         282
 *Papa John's International, Inc.       3,400          76
 *Perrigo Company                      10,300          85
 R.J. Reynolds Tobacco Holdings,
  Inc.                                 14,300         696
 Ruddick Corporation                    6,500          74
 Sensient Technologies
  Corporation                           6,800         155
 *Suiza Foods Corporation               3,900         187
 Tyson Foods, Inc. - Class A           31,500         402
 *Univision Communications,
  Inc. - Class A                       28,800       1,178
 *Valassis Communications, Inc.         7,600         240
 *Westwood One, Inc.                   15,700         303
 Whitman Corporation                   21,800         357
                                                ---------
     TOTAL                                          9,243
                                                ---------

 ENERGY (6.5%)
 *BJ Services Company                  11,600         799
 *Cooper Cameron Corporation            7,400         489
 ENSCO International Incorporated      19,300         657
 *Global Marine, Inc.                  24,500         695
 *Grant Prideco, Inc.                  15,200         333
 *Hanover Compressor Company            8,200         365
 Helmerich & Payne, Inc.                7,000         307
 Murphy Oil Corporation                 6,300         381
 *National Oilwell, Inc.               11,200         433
 Noble Affiliates, Inc.                 7,800         359
 *Noble Drilling Corporation           18,600         808

                                       B-57        Index 400 Stock Portfolio

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 ENERGY continued
 Ocean Energy, Inc.                    23,300   $     405
 Pennzoil-Quaker States Company        11,000         142
 *Pioneer Natural Resources
  Company                              13,900         274
 *Smith International, Inc.             7,000         522
 Tidewater, Inc.                        7,800         346
 Ultramar Diamond Shamrock
  Corporation                          12,200         377
 Valero Energy Corporation              8,600         320
 *Varco International, Inc.            12,962         282
 *Weatherford International, Inc.      15,200         718
                                                ---------
     TOTAL                                          9,012
                                                ---------

 FINANCE (14.1%)
 A.G. Edwards, Inc.                    11,500         546
 Allmerica Financial Corporation        7,400         537
 American Financial Group, Inc.         8,200         218
 *AmeriCredit Corp.                    10,600         289
 Arthur J. Gallagher & Co.              5,300         337
 Associated Banc-Corp                   9,590         291
 Astoria Financial Corporation          7,100         386
 Banknorth Group, Inc.                 20,200         403
 City National Corporation              6,700         260
 Compass Bancshares, Inc.              16,900         403
 Dime Bancorp, Inc.                    15,300         452
 *The Dun & Bradstreet
  Corporation                          11,300         292
 *E*TRADE Group, Inc.                  41,900         309
 Everest RE Group, Ltd.                 6,400         458
 First Tennessee National
  Corporation                          18,100         524
 First Virginia Banks, Inc.             6,500         312
 FirstMerit Corporation                12,300         329
 Greater Bay Bancorp                    5,600         230
 GreenPoint Financial Corp.            14,200         581
 Hibernia Corporation - Class A        22,200         283
 Horace Mann Educators
  Corporation                           5,700         122
 Investors Financial Services
  Corp.                                 4,200         361
 Legg Mason, Inc.                       8,500         463
 Leucadia National Corporation          7,700         273
 M&T Bank Corporation                  13,000         884
 Marshall & Ilsley Corporation         14,500         737
 Mercantile Bankshares
  Corporation                           9,800         423
 The MONY Group Inc.                    6,500         321
 National Commerce Bancorporation      28,425         704
 Neuberger Berman, Inc.                 6,800         551
 North Fork Bancorporation, Inc.       24,300         597
 Ohio Casualty Corporation              8,400          84
 Old Republic International
  Corporation                          16,400         525
 Pacific Century Financial
  Corporation                          11,100         196
 The PMI Group, Inc.                    6,150         416
 Protective Life Corporation            9,000         290
 Provident Financial Group, Inc.        6,800         255
 Radian Group Inc.                      5,300         398
 Roslyn Bancorp, Inc.                   9,100         249
 SEI Investments Company                7,400         829
 *Silicon Valley Bancshares             6,800         235
 Sovereign Bancorp, Inc.               31,600         257

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 FINANCE continued
 TCF Financial Corporation             11,200   $     499
 Unitrin, Inc.                          9,500         386
 Waddell & Reed Financial, Inc. -
  Class A                              11,500         433
 Webster Financial Corporation          7,400         210
 Westamerica Bancorporation             5,000         215
 Wilmington Trust Corporation           4,500         279
 Zions Bancorporation                  12,100         755
                                                ---------
     TOTAL                                         19,387
                                                ---------

 HEALTHCARE (11.4%)
 *Apogent Technologies, Inc.           14,700         301
 *Apria Healthcare Group, Inc.          7,300         217
 *Barr Laboratories, Inc.               4,800         350
 Beckman Coulter, Inc.                  8,300         348
 *COR Therapeutics, Inc.                7,500         264
 *Covance, Inc.                         8,000          86
 DENTSPLY International, Inc.           7,200         282
 *Edwards Lifesciences
  Corporation                           8,200         146
 *Express Scripts, Inc. - Class A       5,300         542
 *First Health Group Corp.              6,800         317
 *Genzyme Corporation (General
  Division)                            12,100       1,088
 *Gilead Sciences, Inc.                 6,500         539
 *Health Management Associates,
  Inc. - Class A                       33,900         703
 *Health Net, Inc.                     17,100         448
 ICN Pharmaceuticals, Inc.             11,100         341
 *IDEC Pharmaceuticals
  Corporation                           6,600       1,251
 *Incyte Genomics, Inc.                 8,900         221
 *IVAX Corporation                     22,200         850
 *Lincare Holdings, Inc.                7,500         428
 *Millennium Pharmaceuticals,
  Inc.                                 27,800       1,720
 *MiniMed, Inc.                         9,000         378
 Mylan Laboratories, Inc.              17,400         438
 Omnicare, Inc.                        12,900         279
 *Oxford Health Plans, Inc.            11,700         462
 *Pacificare Health Systems, Inc.       4,900          74
 *Protein Design Labs, Inc.             6,000         521
 *Quest Diagnostics Incorporated        6,400         909
 *Quorum Health Group, Inc.            10,000         158
 *Sepracor, Inc.                       10,200         817
 *STERIS Corporation                    9,400         152
 *Sybron Dental Specialties, Inc.           1           0
 *Trigon Healthcare, Inc. - Class
  A                                     5,300         412
 *Vertex Pharmaceuticals
  Incorporated                          8,100         579
 *VISX, Incorporated                    8,500          89
                                                ---------
     TOTAL                                         15,710
                                                ---------

 TECHNOLOGY (18.3%)
 *3Com Corporation                     49,400         420
 *ADTRAN, Inc.                          5,400         115
 Advanced Fibre Communications,
  Inc.                                 11,300         204
 *Affiliated Computer Services,
  Inc. - Class A                        6,900         419

Index 400 Stock Portfolio              B-58

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 TECHNOLOGY continued
 *ANTEC Corporation                     5,300   $      42
 *Arrow Electronics, Inc.              13,700         392
 *Atmel Corporation                    64,400         748
 Avnet, Inc.                           12,800         275
 *Avocent Corporation                   6,000         162
 *The BISYS Group, Inc.                 7,800         407
 *Cabot Microelectronics
  Corporation                           3,292         171
 *Cadence Design Systems, Inc.         34,400         945
 *CheckFree Corporation                10,500         452
 *Cirrus Logic, Inc.                   10,800         203
 Comdisco, Inc.                        21,300         244
 *CommScope, Inc.                       7,200         119
 *Concord EFS, Inc.                    29,750       1,306
 *Credence Systems Corporation          7,300         168
 *CSG Systems International, Inc.       7,300         343
 *Cypress Semiconductor
  Corporation                          16,900         333
 Dallas Semiconductor Corporation       8,400         215
 *DSP Group, Inc.                       3,800          80
 *DST Systems, Inc.                    17,500       1,172
 *Electronic Arts, Inc.                18,200         775
 *Fiserv, Inc.                         17,250         817
 *Gartner Group, Inc. - Class B        12,000          76
 Harris Corporation                     9,700         297
 *Imation Corp.                         5,000          78
 *InFocus Corporation                   5,300          78
 *Informix Corporation                 39,700         118
 *Integrated Device Technology,
  Inc.                                 14,600         484
 *International Rectifier
  Corporation                           8,600         258
 *Investment Technology Group,
  Inc.                                  4,300         180
 Jack Henry & Associates, Inc.          5,700         354
 *Keane, Inc.                           9,700          95
 *L-3 Communications Holdings,
  Inc.                                  4,700         362
 *Lam Research Corporation             17,400         252
 *Lattice Semiconductor
  Corporation                          13,800         254
 *Legato Systems, Inc.                 12,200          91
 *Litton Industries, Inc.               6,300         496
 *Macromedia, Inc.                      7,300         443
 *Macrovision Corporation               6,900         511
 *Mastec Inc                            6,600         132
 *Mentor Graphics Corporation           9,000         247
 *Micrel, Incorporated                 11,800         398
 *Microchip Technology
  Incorporated                         16,575         364
 *MIPS Technologies, Inc. - Class
  B                                     5,400         138
 *Network Associates, Inc.             19,300          81
 *NOVA Corporation                      9,800         195
 *NVIDIA Corporation                    9,000         295
 *Plantronics, Inc.                     6,800         320
 *Polycom, Inc.                         9,900         319
 *Quantum Corporation - DLT &
  Storage Systems                      20,800         277
 *Rational Software Corporation        26,100       1,015
 *Retek Inc.                            6,600         161
 *RF Micro Devices, Inc.               22,700         623
 *SanDisk Corporation                   9,400         261
 *Sawtek, Inc.                          5,900         273
 *Semtech Corporation                   9,100         201

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 TECHNOLOGY continued
 *Storage Technology Corporation       14,200   $     128
 *Structural Dynamics Research
  Corporation                           5,100          51
 *SunGard Data Systems, Inc.           18,400         866
 *Sybase, Inc.                         12,400         246
 *Sykes Enterprises, Incorporated       5,800          26
 *Symantec Corporation                  8,500         284
 *Synopsys, Inc.                        9,100         432
 *The Titan Corporation                 7,500         122
 *Transaction Systems Architects,
  Inc. - Class A                        4,600          53
 *TranSwitch Corporation               11,400         446
 *TriQuint Semiconductor, Inc.         10,900         476
 *Waters Corporation                   17,900       1,494
 *Wind River Systems, Inc.             10,100         345
                                                ---------
     TOTAL                                         25,223
                                                ---------

 TRANSPORTATION (1.8%)
 Airborne, Inc.                         6,900          67
 *Alaska Air Group, Inc.                3,700         110
 Alexander & Baldwin, Inc.              5,700         150
 *Atlas Air, Inc.                       5,300         173
 C.H. Robinson Worldwide, Inc.         11,800         371
 CNF Transportation, Inc.               6,800         230
 *EGL Inc.                              6,500         156
 Expeditors International of
  Washington, Inc.                      7,200         387
 GATX Corporation                       6,600         329
 *J.B. Hunt Transport Services,
  Inc.                                  4,900          82
 Overseas Shipholding Group, Inc.       4,700         108
 *Swift Transportation Co., Inc.        8,800         174
 *Wisconsin Central
  Transportation Corporation            6,900         104
                                                ---------
     TOTAL                                          2,441
                                                ---------

 UTILITIES (7.2%)
 AGL Resources, Inc.                    7,600         168
 ALLETE                                10,400         258
 Alliant Energy Corporation            11,000         351
 American Water Works Company,
  Inc.                                 13,700         402
 Black Hills Corporation                3,200         143
 Cleco Corporation                      3,100         170
 Conectiv, Inc.                        12,400         249
 DPL, Inc.                             18,500         613
 DQE, Inc.                              8,300         272
 Energy East Corporation               18,300         360
 Hawaiian Electric Industries,
  Inc.                                  4,600         171
 IDACORP, Inc.                          5,300         260
 IPALCO Enterprises, Inc.              12,000         290
 Kansas City Power & Light
  Company                               8,600         236
 MCN Energy Group, Inc.                12,600         349
 The Montana Power Company             14,800         307
 National Fuel Gas Company              5,500         346
 Northeast Utilities                   20,800         504
 NSTAR                                  7,500         322

                                       B-59         Index 400 Stock Portfolio

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (90.1%)                 PAR        (000'S)
 --------------------------------------------------------
 UTILITIES continued
 OGE Energy Corp.                      10,900   $     266
 Potomac Electric Power Company        15,900         393
 Public Service Company of New
  Mexico                                5,500         147
 Puget Sound Energy, Inc.              11,900         331
 Questar Corporation                   11,200         337
 SCANA Corporation                     14,600         432
 Sierra Pacific Resources              10,981         176
 TECO Energy, Inc.                     17,500         567
 UtiliCorp United, Inc.                13,000         403
 Vectren Corporation                    8,600         220
 Western Resources, Inc.                9,700         241
 WGL Holdings, Inc.                     6,500         198
 Wisconsin Energy Corporation          17,000         384
                                                ---------
     TOTAL                                          9,866
                                                ---------
     TOTAL COMMON STOCK
       (COST $120,351)                            123,972
                                                ---------
 MONEY MARKET INVESTMENTS (9.7%)
 --------------------------------------------------------
 ASSET-BACKED SECURITIES (CMO'S) (4.3%)
 #Asset Securitization, 6.4%,
  2/7/01                           $6,000,000       5,961
                                                ---------
     TOTAL                                          5,961
                                                ---------
 FEDERAL GOVERNMENT AND AGENCIES (2.2%)
 #Federal Home Loan Mortgage
  Corporation, 6.445%, 1/23/01      3,000,000       2,988
                                                ---------
     TOTAL                                          2,988
                                                ---------

 PERSONAL CREDIT INSTITUTIONS (3.2%)
 #CXC Incorporated, 6.53%, 1/2/01  $4,400,000       4,399
                                                ---------
     TOTAL                                          4,399
                                                ---------

     TOTAL MONEY MARKET
      INVESTMENTS (COST $13,348)                   13,348
                                                ---------

     TOTAL INVESTMENTS (99.8%)
      (COST $133,699)!                            137,320
                                                ---------

     OTHER ASSETS, LESS
      LIABILITIES (0.2%)                              296
                                                ---------

     TOTAL NET ASSETS (100.0%)                  $ 137,616
                                                =========

! At 12/31/2000 the aggregate cost of securities for federal tax purposes was $133,726 and the net unrealized appreciation of investments based on that cost was $3,594 which is comprised of $18,777 aggregate gross unrealized appreciation and $15,183 aggregate gross unrealized depreciation.

* Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                  UNREALIZED
                                                APPRECIATION/
                       NUMBER OF   EXPIRATION   (DEPRECIATION)
ISSUER (000'S)         CONTRACTS      DATE         (000'S)
--------------------------------------------------------------
MidCap 400                50         03/01           $28
(Total Notional Value at
 12/31/2000, $13,039)

    The Accompanying Notes are an Integral Part of the Financial Statements

Index 400 Stock Portfolio              B-60

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                  MARKET
                                     SHARES/       VALUE
 COMMON STOCK (87.4%)                  PAR        (000'S)
 ---------------------------------------------------------
 BASIC MATERIALS (1.3%)
 Ecolab, Inc.                          180,300   $   7,786
 PPG Industries, Inc.                   50,300       2,330
                                                 ---------
     TOTAL                                          10,116
                                                 ---------

 CAPITAL GOODS (5.8%)
 Avery Dennison Corporation            175,700       9,642
 Emerson Electric Co.                   44,200       3,484
 General Electric Company              415,100      19,898
 *Solectron Corporation                 84,600       2,868
 Tyco International Ltd.               156,500       8,686
                                                 ---------
     TOTAL                                          44,578
                                                 ---------

 COMMUNICATION SERVICES (2.3%)
 AT&T Corp.                            193,700       3,353
 *AT&T Wireless Group                   37,600         651
 *Nextel Communications,
  Inc. - Class A                       137,300       3,398
 SBC Communications, Inc.               70,139       3,349
 Sprint Corporation                     58,600       1,190
 Verizon Communications Inc.           109,972       5,513
 *WorldCom, Inc.                        16,400         230
                                                 ---------
     TOTAL                                          17,684
                                                 ---------

 CONSUMER CYCLICAL (13.3%)
 *Amazon.com, Inc.                      41,900         652
 *Barnes & Noble, Inc.                 100,000       2,650
 *Costco Wholesale Corporation         144,700       5,779
 Ford Motor Company                    162,580       3,810
 Harley-Davidson, Inc.                 303,700      12,073
 The Home Depot, Inc.                  184,450       8,427
 The Interpublic Group of
  Companies, Inc.                      107,900       4,592
 *Kohl's Corporation                   269,900      16,465
 The McGraw-Hill Companies, Inc.       158,700       9,304
 The New York Times Company -
  Class A                              132,900       5,324
 Omnicom Group, Inc.                    36,600       3,033
 The ServiceMaster Company             245,250       2,820
 Target Corporation                    154,300       4,976
 Tiffany & Co.                          56,600       1,790
 Tribune Company                       207,800       8,780
 Wal-Mart Stores, Inc.                 224,100      11,905
                                                 ---------
     TOTAL                                         102,380
                                                 ---------

 CONSUMER STAPLES (8.5%)
 Anheuser-Busch Companies, Inc.        148,500       6,757
 The Estee Lauder Companies,
  Inc. - Class A                       200,100       8,767
 General Mills, Inc.                    53,600       2,389
 Kimberly-Clark Corporation            111,900       7,910
 McDonald's Corporation                164,600       5,596
 PepsiCo, Inc.                         178,500       8,847
 The Quaker Oats Company                80,900       7,878

                                                  MARKET
                                     SHARES/       VALUE
 COMMON STOCK (87.4%)                  PAR        (000'S)
 ---------------------------------------------------------
 CONSUMER STAPLES continued
 Time Warner, Inc.                      87,600   $   4,576
 Walgreen Co.                          299,200      12,510
                                                 ---------
     TOTAL                                          65,230
                                                 ---------

 ENERGY (8.9%)
 Chevron Corporation                    79,200       6,687
 Conoco Inc. - Class B                 331,200       9,584
 Diamond Offshore Drilling, Inc.       128,700       5,148
 EOG Resources, Inc.                   150,200       8,214
 Exxon Mobil Corporation               178,867      15,550
 Santa Fe International
  Corporation                          189,900       6,089
 Schlumberger Limited                   87,400       6,987
 Tosco Corporation                     310,200      10,527
                                                 ---------
     TOTAL                                          68,786
                                                 ---------

 FINANCE (13.1%)
 American International Group,
  Inc.                                 103,100      10,162
 The Bank of New York Company,
  Inc.                                 173,700       9,586
 CIGNA Corporation                      89,100      11,788
 Citigroup, Inc.                       280,133      14,304
 Fifth Third Bancorp                   160,450       9,587
 Household International, Inc.         141,000       7,755
 Lehman Brothers Holdings, Inc.        119,000       8,047
 Morgan Stanley Dean Witter & Co.      106,900       8,472
 Northern Trust Corporation            139,300      11,362
 The PNC Financial Services Group,
  Inc.                                 133,900       9,783
                                                 ---------
     TOTAL                                         100,846
                                                 ---------

 HEALTHCARE (9.9%)
 Bristol-Myers Squibb Company          108,000       7,985
 Eli Lilly and Company                  75,900       7,063
 *Guidant Corporation                  130,000       7,012
 Johnson & Johnson                      60,500       6,356
 Medtronic, Inc.                       175,600      10,602
 Merck & Co., Inc.                     103,200       9,662
 Pfizer, Inc.                          350,050      16,103
 Schering-Plough Corporation           170,800       9,693
 *Watson Pharmaceuticals, Inc.          36,000       1,843
                                                 ---------
     TOTAL                                          76,319
                                                 ---------

 TECHNOLOGY (20.8%)
 *Amdocs Limited                       149,000       9,871
 *America Online, Inc.                 128,900       4,486
 *Atmel Corporation                    438,700       5,100
 *Avanex Corporation                    19,600       1,167
 *Cisco Systems, Inc.                  409,600      15,668
 Corning Incorporated                  108,500       5,730
 *Corvis Corporation                     1,000          24
 Electronic Data Systems
  Corporation                          212,100      12,249
 *EMC Corporation                      121,600       8,086
 *Fiserv, Inc.                         289,375      13,727
 Intel Corporation                     334,600      10,122

Growth Stock Portfolio                 B-61

                                                  MARKET
                                     SHARES/       VALUE
 COMMON STOCK (87.4%)                  PAR        (000'S)
 ---------------------------------------------------------
 TECHNOLOGY continued
 International Business Machines
  Corporation                           73,200   $   6,222
 *Microsoft Corporation                142,800       6,194
 Nokia Corp., ADR                      101,100       4,398
 Nortel Networks Corporation           220,300       7,063
 *Oracle Corporation                   369,500      10,739
 *Palm, Inc.                           247,600       7,010
 *Sun Microsystems, Inc.               207,000       5,770
 *Tellabs, Inc.                        152,100       8,594
 Texas Instruments Incorporated        139,500       6,609
 *TIBCO Software Inc.                   99,300       4,760
 *Viacom Inc. - Class B                 96,000       4,488
 *Williams Communications Group,
  Inc. - Class A                       158,300       1,860
                                                 ---------
     TOTAL                                         159,937
                                                 ---------

 TRANSPORTATION (1.4%)
 *FedEx Corporation                     65,000       2,597
 *Midwest Express Holdings, Inc.        81,600       1,199
 Southwest Airlines Co.                208,575       6,993
                                                 ---------
     TOTAL                                          10,789
                                                 ---------
 UTILITIES (2.1%)
 Enron Corp.                           198,200      16,475
                                                 ---------
     TOTAL                                          16,475
                                                 ---------

     TOTAL COMMON STOCK (COST
      $514,720)                                    673,140
                                                 ---------

 MONEY MARKET INVESTMENTS (12.7%)
 ---------------------------------------------------------

 ASSET-BACKED SECURITIES (CMO'S) (2.6%)
 #Asset Securitization, 6.4%,
  2/7/01                           $20,000,000      19,868
                                                 ---------
     TOTAL                                          19,868
                                                 ---------

 AUTO RELATED (3.5%)
 Ford Motor Credit Co., 6.54%,
  1/18/01                           20,000,000      19,938
 General Motors Acceptance
  Corporation, 6.58%, 1/18/01        6,800,000       6,779
                                                 ---------
     TOTAL                                          26,717
                                                 ---------

 FEDERAL GOVERNMENT AND AGENCIES (0.5%)
 Federal Home Loan Mortgage
  Corporation, 6.445%, 1/23/01       4,000,000       3,984
                                                 ---------
     TOTAL                                           3,984
                                                 ---------

                                                  MARKET
                                     SHARES/       VALUE
 MONEY MARKET INVESTMENTS (12.7%)      PAR        (000'S)
 ---------------------------------------------------------
 FINANCE LESSORS (2.6%)
 #Preferred Receivable Funding,
  6.63%, 1/11/01                   $20,000,000   $  19,964
                                                 ---------
     TOTAL                                          19,964
                                                 ---------

 FOOD AND KINDRED PRODUCTS (2.5%)
 #Philip Morris Capital Company,
  6.57%, 3/2/01                     20,000,000      19,786
                                                 ---------
     TOTAL                                          19,786
                                                 ---------

 PERSONAL CREDIT INSTITUTIONS (1.0%)
 #CXC Incorporated, 6.53%, 1/2/01    7,900,000       7,898
                                                 ---------
     TOTAL                                           7,898
                                                 ---------

     TOTAL MONEY MARKET
      INVESTMENTS (COST $98,213)                    98,217
                                                 ---------

     TOTAL INVESTMENTS (100.1%)
      (COST $612,933)!                             771,357
                                                 ---------

     OTHER ASSETS, LESS
      LIABILITIES (-0.1%)                             (541)
                                                 ---------

     TOTAL NET ASSETS (100.0%)                   $ 770,816
                                                 =========

! At 12/31/2000 the aggregate cost of securities for federal tax purposes was $613,063 and the net unrealized appreciation of investments based on that cost was $158,294 which is comprised of $191,552 aggregate gross unrealized appreciation and $33,258 aggregate gross unrealized depreciation.

* Non-Income Producing

ADR - American Depository Receipt

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                      UNREALIZED
                                                    APPRECIATION/
                         NUMBER OF    EXPIRATION    (DEPRECIATION)
   ISSUER (000'S)        CONTRACTS       DATE          (000'S)
------------------------------------------------------------------
S&P 500                     189          3/01           $(245)
(Total Notional Value at
 12/31/2000, $63,324)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       B-62              Growth Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (98.0%)                 PAR        (000'S)
 --------------------------------------------------------
 BASIC MATERIALS (3.8%)
 Alcoa, Inc.                          126,064   $   4,223
 Allegheny Technologies
  Incorporated                        150,850       2,395
 Rohm and Haas Company                199,400       7,240
 *Smurfit-Stone Container
  Corporation                         295,434       4,413
 Temple-Inland, Inc.                   71,100       3,813
                                                ---------
     TOTAL                                         22,084
                                                ---------
 CAPITAL GOODS (9.6%)
 Cooper Industries, Inc.               97,600       4,484
 General Electric Company             464,100      22,247
 *Sensormatic Electronics
  Corporation                         150,000       3,009
 Tyco International Ltd.              392,498      21,784
 Waste Management, Inc.               144,617       4,013
                                                ---------
     TOTAL                                         55,537
                                                ---------

 COMMUNICATION SERVICES (5.5%)
 *Global Crossing Ltd.                131,800       1,886
 *Level 3 Communications, Inc.         89,600       2,940
 *Nextel Communications,
  Inc. - Class A                       59,500       1,473
 *Qwest Communications
  International Inc.                   65,100       2,669
 SBC Communications, Inc.             177,410       8,471
 *Sprint Corporation (PCS Group)      140,400       2,869
 Verizon Communications Inc.          171,348       8,590
 *WorldCom, Inc.                      213,859       2,994
                                                ---------
     TOTAL                                         31,892
                                                ---------

 CONSUMER CYCLICAL (7.4%)
 *Abercrombie & Fitch Co. - Class
  A                                   138,900       2,778
 *Cendant Corporation                 243,804       2,347
 Ford Motor Company                   124,704       2,923
 The Home Depot, Inc.                  73,500       3,358
 *Jones Apparel Group, Inc.            86,700       2,791
 *Lear Corporation                    126,500       3,139
 The News Corporation Limited,
  ADR                                 142,200       4,586
 Target Corporation                   166,500       5,370
 The TJX Companies, Inc.              230,100       6,384
 Wal-Mart Stores, Inc.                175,900       9,344
                                                ---------
     TOTAL                                         43,020
                                                ---------

 CONSUMER STAPLES (10.2%)
 *AT&T Corp - Liberty Media
  Corporation                         520,500       7,059
 The Clorox Company                    88,900       3,156
 The Coca-Cola Company                 52,900       3,224
 *Comcast Corporation - Class A       192,800       8,049
 *Gemstar-TV Guide International,
  Inc.                                 82,400       3,801
 The Gillette Company                 193,500       6,990
 Philip Morris Companies, Inc.        368,800      16,227
 The Procter & Gamble Company          82,200       6,448
 Time Warner, Inc.                     79,600       4,158
                                                ---------
     TOTAL                                         59,112
                                                ---------

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (98.0%)                 PAR        (000'S)
 --------------------------------------------------------
 ENERGY (6.9%)
 Baker Hughes Incorporated            123,400   $   5,129
 Exxon Mobil Corporation              267,527      23,258
 *Global Marine, Inc.                 153,600       4,358
 Royal Dutch Petroleum Company         42,700       2,586
 Shell Transport & Trading
  Company, ADR                         92,000       4,543
                                                ---------
     TOTAL                                         39,874
                                                ---------

 FINANCE (18.0%)
 Ambac Financial Group, Inc.          203,750      11,881
 Bank One Corporation                 121,700       4,457
 Capital One Financial
  Corporation                         118,400       7,792
 CIGNA Corporation                     53,800       7,118
 The CIT Group, Inc.                  211,170       4,250
 Citigroup, Inc.                      292,556      14,938
 *E*TRADE Group, Inc.                  90,600         668
 Federal National Mortgage
  Association                          81,400       7,061
 First Union Corporation              169,200       4,706
 Firstar Corporation                   86,100       2,002
 The Goldman Sachs Group, Inc.         89,200       9,539
 MetLife, Inc.                         67,900       2,377
 U.S. Bancorp                         408,000      11,909
 Washington Mutual, Inc.              173,800       9,222
 XL Capital Ltd. - Class A             70,900       6,195
                                                ---------
     TOTAL                                        104,115
                                                ---------

 HEALTHCARE (12.8%)
 *ALZA Corporation                    208,100       8,844
 American Home Products
  Corporation                          97,500       6,196
 Bristol-Myers Squibb Company          69,200       5,116
 Eli Lilly and Company                 98,700       9,185
 *Human Genome Sciences, Inc.          16,600       1,151
 Merck & Co., Inc.                     89,900       8,417
 Pfizer, Inc.                         261,000      12,006
 Pharmacia Corporation                226,752      13,833
 Schering-Plough Corporation          169,100       9,596
                                                ---------
     TOTAL                                         74,344
                                                ---------

 TECHNOLOGY (20.0%)
 *Altera Corporation                   80,100       2,108
 *America Online, Inc.                195,100       6,789
 *Cisco Systems, Inc.                 434,800      16,632
 *Citrix Systems, Inc.                 61,300       1,379
 Compaq Computer Corporation          233,500       3,514
 Computer Associates
  International, Inc.                 167,100       3,258
 *Dell Computer Corporation           176,300       3,074
 *EMC Corporation                     119,900       7,973
 Intel Corporation                    332,000      10,043
 International Business Machines
  Corporation                          41,100       3,494
 *JDS Uniphase Corporation             40,100       1,672
 *Microsoft Corporation               268,800      11,660

                                       B-63     Growth & Income Stock Portfolio

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (98.0%)                 PAR        (000'S)
 --------------------------------------------------------
 TECHNOLOGY continued
 Motorola, Inc.                       217,300   $   4,400
 *NCR Corporation                      89,200       4,382
 Nortel Networks Corporation          172,600       5,534
 *Oracle Corporation                  220,800       6,417
 *Quantum Corporation - DLT &
  Storage Systems                     155,000       2,063
 *Sun Microsystems, Inc.              361,600      10,080
 Texas Instruments Incorporated       114,400       5,420
 *TyCom, Ltd.                         140,700       3,148
 *VERITAS Software Corporation         39,218       3,432
                                                ---------
     TOTAL                                        116,472
                                                ---------
 TRANSPORTATION (1.1%)
 Union Pacific Corporation            123,000       6,242
                                                ---------
     TOTAL                                          6,242
                                                ---------
 UTILITIES (2.7%)
 DTE Energy Company                   108,900       4,240
 Dynegy Inc. - Class A                 66,700       3,739
 Entergy Corporation                   84,800       3,588
 NiSource Inc.                        138,390       4,256
                                                ---------
     TOTAL                                         15,823
                                                ---------
     TOTAL COMMON STOCK (COST
       $561,875)                                  568,515
                                                ---------

                                                 MARKET
                                    SHARES/       VALUE
 MONEY MARKET INVESTMENTS (4.3%)      PAR        (000'S)
 --------------------------------------------------------

 ASSET-BACKED SECURITIES (CMO'S) (1.7%)
 Asset Securitization, 6.4%,
  2/7/01                           $10,000,000  $   9,934
                                                ---------
     TOTAL                                          9,934
                                                ---------

 PERSONAL CREDIT INSTITUTIONS (1.7%)
 CXC Incorporated, 6.53%, 1/2/01    4,900,000       4,899
 Variable Funding Capital, 6.49%,
  2/12/01                           5,036,000       4,998
                                                ---------
     TOTAL                                          9,897
                                                ---------

 SHORT TERM BUSINESS CREDIT (0.9%)
 Transamerica Financial
  Corporation, 6.5%, 1/30/01        5,000,000       4,974
                                                ---------
     TOTAL                                          4,974
                                                ---------

     TOTAL MONEY MARKET
      INVESTMENTS (COST $24,805)                   24,805
                                                ---------

     TOTAL INVESTMENTS (102.3%)
      (COST $586,680)!                            593,320
                                                ---------

     OTHER ASSETS, LESS
      LIABILITIES (-2.3%)                         (13,339)
                                                ---------

     TOTAL NET ASSETS (100.0%)                  $ 579,981
                                                =========

! At 12/31/2000 the aggregate cost of securities for federal tax purposes was $590,818 and the net realized appreciation of investments based on that cost was $2,502 which is comprised of $84,277 aggregate gross unrealized appreciation and $81,775 aggregate gross unrealized depreciation.

* Non-Income Producing

ADR - American Depository Receipt

    The Accompanying Notes are an Integral Part of the Financial Statements

Growth & Income Stock Portfolio        B-64

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2000

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 BASIC MATERIALS (2.4%)
 Air Products and Chemicals,
  Inc.                                40,300   $     1,652
 Alcan Aluminium Ltd.                 58,800         2,010
 Alcoa, Inc.                         152,168         5,098
 Allegheny Technologies
  Incorporated                        14,267           226
 Archer-Daniels-Midland
  Company                            111,121         1,667
 Barrick Gold Corporation             69,500         1,138
 Bemis Company, Inc.                   9,300           312
 Boise Cascade Corporation            10,100           340
 The Dow Chemical Company            119,200         4,366
 E. I. du Pont de Nemours and
  Company                            183,200         8,851
 Eastman Chemical Company             13,525           659
 Ecolab, Inc.                         22,500           972
 Engelhard Corporation                22,400           456
 *FMC Corporation                      5,300           380
 *Freeport-McMoRan Copper &
  Gold, Inc. - Class B                26,900           230
 Georgia-Pacific Corporation          39,471         1,229
 Great Lakes Chemical
  Corporation                          9,200           342
 Hercules Incorporated                18,900           360
 Homestake Mining Company             46,200           193
 *Inco Limited                        31,900           535
 International Flavors &
  Fragrances, Inc.                    17,600           358
 International Paper Company          84,906         3,465
 Louisiana-Pacific Corporation        18,300           185
 Massey Energy Company                13,300           170
 The Mead Corporation                 18,000           565
 Newmont Mining Corporation           29,580           505
 Nucor Corporation                    14,300           568
 *Pactiv Corporation                  29,800           369
 Phelps Dodge Corporation             13,824           772
 Placer Dome, Inc.                    57,600           554
 Potlatch Corporation                  5,000           168
 PPG Industries, Inc.                 30,600         1,417
 Praxair, Inc.                        27,800         1,234
 Rohm and Haas Company                38,013         1,380
 Sigma-Aldrich Corporation            14,200           558
 Temple-Inland, Inc.                   9,000           483
 Union Carbide Corporation            23,700         1,275
 USX-U. S. Steel Group                15,600           281
 Vulcan Materials Company             17,700           847
 Westvaco Corporation                 17,650           515
 Weyerhaeuser Company                 38,700         1,964
 Willamette Industries, Inc.          19,200           901
 Worthington Industries, Inc.         15,050           121
                                               -----------
     TOTAL                                          49,671
                                               -----------

 CAPITAL GOODS (8.9%)
 *Allied Waste Industries,
  Inc.                                34,600           504

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 CAPITAL GOODS continued
 *American Power Conversion
  Corporation                         34,200   $       423
 Avery Dennison Corporation           19,600         1,076
 The B.F. Goodrich Company            17,800           647
 Ball Corporation                      5,100           235
 The Boeing Company                  157,676        10,407
 Briggs & Stratton Corporation         3,800           169
 Caterpillar, Inc.                    60,700         2,872
 Cooper Industries, Inc.              16,400           753
 Crane Co.                            10,675           304
 Cummins Engine Company, Inc.          7,300           277
 Danaher Corporation                  24,900         1,703
 Deere & Company                      41,200         1,887
 Dover Corporation                    35,700         1,448
 Eaton Corporation                    12,800           962
 Emerson Electric Co.                 75,100         5,919
 *Fluor Corporation                   13,300           440
 General Dynamics Corporation         34,900         2,722
 General Electric Company          1,740,500        83,436
 Honeywell International, Inc.       140,750         6,659
 Illinois Tool Works, Inc.            53,000         3,157
 Ingersoll-Rand Company               28,300         1,185
 ITT Industries, Inc.                 15,400           597
 Johnson Controls, Inc.               15,100           785
 Lockheed Martin Corporation          75,008         2,547
 McDermott International, Inc.        10,600           114
 Millipore Corporation                 8,100           510
 Minnesota Mining and
  Manufacturing Company               69,500         8,375
 Molex Incorporated                   34,500         1,225
 National Service Industries,
  Inc.                                 7,200           185
 *Navistar International
  Corporation                         10,400           272
 Northrop Grumman Corporation         12,600         1,046
 PACCAR, Inc.                         13,470           663
 Pall Corporation                     21,700           462
 Parker-Hannifin Corporation          19,675           868
 Pitney Bowes, Inc.                   44,900         1,487
 Raytheon Company - Class B           59,700         1,854
 Rockwell International
  Corporation                         32,500         1,548
 *Sanmina Corporation                 26,600         2,038
 *Sealed Air Corporation              14,671           447
 *Solectron Corporation              111,800         3,790
 Symbol Technologies, Inc.            25,700           925
 Textron, Inc.                        25,200         1,172
 *Thermo Electron Corporation         30,500           907
 Thomas & Betts Corporation           10,200           165
 The Timken Company                   10,600           160
 Tyco International Ltd.             296,113        16,435
 United Technologies
  Corporation                         82,300         6,471
 Waste Management, Inc.              109,185         3,030
                                               -----------
     TOTAL                                         185,263
                                               -----------

Index 500 Stock Portfolio              B-65

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 COMMUNICATION SERVICES (5.4%)
 ALLTEL Corporation                   55,400   $     3,459
 AT&T Corp.                          660,038        11,427
 BellSouth Corporation               329,300        13,481
 CenturyTel, Inc.                     24,700           883
 *Global Crossing Ltd.               154,710         2,214
 *Nextel Communications,
  Inc. - Class A                     133,800         3,312
 *Qwest Communications
  International Inc.                 291,817        11,964
 SBC Communications, Inc.            595,625        28,441
 Sprint Corporation                  155,500         3,159
 *Sprint Corporation (PCS
  Group)                             163,100         3,333
 Verizon Communications Inc.         477,586        23,939
 *WorldCom, Inc.                     504,873         7,068
                                               -----------
     TOTAL                                         112,680
                                               -----------

 CONSUMER CYCLICAL (7.6%)
 American Greetings
  Corporation - Class A               11,300           107
 *AutoZone, Inc.                      22,400           638
 *Bed Bath & Beyond, Inc.             49,700         1,112
 *Best Buy Co., Inc.                  36,300         1,073
 The Black & Decker
  Corporation                         14,600           573
 Brunswick Corporation                15,300           251
 Carnival Corporation                103,600         3,192
 *Cendant Corporation                127,633         1,228
 Centex Corporation                   10,300           387
 Circuit City Stores, Inc.            36,100           415
 *Consolidated Stores
  Corporation                         19,600           208
 *Convergys Corporation               27,000         1,223
 Cooper Tire & Rubber Company         12,700           135
 *Costco Wholesale Corporation        78,514         3,136
 Dana Corporation                     26,200           401
 Delphi Automotive Systems
  Corporation                         98,437         1,107
 Dillard's, Inc. - Class A            16,400           194
 Dollar General Corporation           57,728         1,090
 Dow Jones & Company, Inc.            15,400           872
 *Federated Department Stores,
  Inc.                                36,500         1,278
 Ford Motor Company                  332,619         7,796
 Gannett Co., Inc.                    46,300         2,920
 The Gap, Inc.                       149,375         3,809
 General Motors Corporation           94,247         4,801
 Genuine Parts Company                30,700           804
 The Goodyear Tire & Rubber
  Company                             27,500           632
 H&R Block, Inc.                      16,100           666
 Harcourt General, Inc.               12,800           732
 Harley-Davidson, Inc.                53,200         2,115
 *Harrah's Entertainment, Inc.        20,500           541
 Hasbro, Inc.                         30,275           322
 Hilton Hotels Corporation            64,800           680
 The Home Depot, Inc.                406,994        18,595
 IMS Health Incorporated              52,200         1,409

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 CONSUMER CYCLICAL continued
 The Interpublic Group of
  Companies, Inc.                     54,100   $     2,303
 J. C. Penney Company, Inc.           46,000           500
 Kaufman and Broad Home
  Corporation                          8,500           286
 *Kmart Corporation                   84,400           448
 Knight-Ridder, Inc.                  13,300           756
 *Kohl's Corporation                  57,900         3,532
 Leggett & Platt, Incorporated        34,500           653
 The Limited, Inc.                    75,848         1,294
 Liz Claiborne, Inc.                   9,400           391
 Lowe's Companies, Inc.               67,200         2,990
 Marriott International,
  Inc. - Class A                      42,200         1,783
 Masco Corporation                    80,300         2,063
 Mattel, Inc.                         74,888         1,081
 The May Department Stores
  Company                             52,300         1,713
 Maytag Corporation                   13,600           439
 The McGraw-Hill Companies,
  Inc.                                34,200         2,005
 Meredith Corporation                  8,900           286
 The New York Times Company -
  Class A                             29,300         1,174
 NIKE, Inc. - Class B                 47,400         2,646
 Nordstrom, Inc.                      22,900           416
 *Office Depot, Inc.                  53,700           383
 Omnicom Group, Inc.                  31,200         2,586
 Pulte Corporation                     7,100           300
 RadioShack Corporation               32,600         1,396
 *Reebok International Ltd.           10,000           273
 *Robert Half International
  Inc.                                31,400           832
 Sears, Roebuck & Co.                 60,200         2,092
 The Sherwin-Williams Company         28,600           753
 Snap-on Incorporated                 10,350           289
 The Stanley Works                    15,200           474
 *Staples, Inc.                       79,800           943
 Starwood Hotels & Resorts
  Worldwide, Inc.                     34,000         1,199
 Target Corporation                  159,900         5,157
 Tiffany & Co.                        25,500           806
 The TJX Companies, Inc.              51,400         1,426
 *Toys "R" Us, Inc.                   35,900           599
 Tribune Company                      54,147         2,288
 TRW, Inc.                            21,800           845
 V. F. Corporation                    20,100           728
 Visteon Corporation                  23,033           265
 Wal-Mart Stores, Inc.               784,800        41,693
 Whirlpool Corporation                12,500           596
                                               -----------
     TOTAL                                         157,124
                                               -----------

 CONSUMER STAPLES (10.3%)
 Adolph Coors Company - Class
  B                                    6,500           522
 Alberto-Culver Company -
  Class B                              9,800           420
 Albertson's, Inc.                    74,326         1,970

                                       B-66            Index 500 Stock Portfolio

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 CONSUMER STAPLES continued
 Anheuser-Busch Companies,
  Inc.                               159,200   $     7,244
 Avon Products, Inc.                  41,700         1,996
 Brown-Forman Corporation -
  Class B                             12,000           798
 Campbell Soup Company                74,000         2,562
 Cardinal Health, Inc.                48,850         4,867
 *Clear Channel
  Communications, Inc.               102,900         4,984
 The Clorox Company                   41,200         1,463
 The Coca-Cola Company               435,200        26,519
 Coca-Cola Enterprises, Inc.          73,500         1,397
 Colgate-Palmolive Company           100,900         6,513
 *Comcast Corporation - Class
  A                                  159,000         6,638
 ConAgra, Inc.                        93,700         2,436
 CVS Corporation                      68,600         4,112
 Darden Restaurants, Inc.             21,500           492
 Deluxe Corporation                   12,700           321
 Fortune Brands, Inc.                 27,600           828
 General Mills, Inc.                  50,200         2,237
 The Gillette Company                185,000         6,683
 H.J. Heinz Company                   61,050         2,896
 Hershey Foods Corporation            24,000         1,545
 Kellogg Company                      71,300         1,872
 Kimberly-Clark Corporation           94,544         6,683
 *The Kroger Co.                     145,100         3,927
 Longs Drug Stores Corporation         6,600           159
 McDonald's Corporation              232,100         7,891
 McKesson HBOC, Inc.                  49,945         1,793
 Newell Rubbermaid, Inc.              46,832         1,065
 PepsiCo, Inc.                       253,600        12,569
 Philip Morris Companies, Inc.       395,700        17,411
 The Procter & Gamble Company        229,800        18,025
 The Quaker Oats Company              23,300         2,269
 R. R. Donnelley & Sons
  Company                             21,400           578
 Ralston Purina Company               53,900         1,408
 *Safeway, Inc.                       87,400         5,463
 Sara Lee Corporation                152,800         3,753
 *Starbucks Corporation               32,900         1,456
 SUPERVALU INC                        23,300           323
 SYSCO Corporation                   117,200         3,516
 Time Warner, Inc.                   232,600        12,151
 *Tricon Global Restaurants,
  Inc.                                25,590           844
 Tupperware Corporation               10,100           206
 UST, Inc.                            28,500           800
 Walgreen Co.                        177,500         7,422
 The Walt Disney Company             366,307        10,600
 Wendy's International, Inc.          19,900           522
 Winn-Dixie Stores, Inc.              24,700           479
 Wm. Wrigley Jr. Company              20,000         1,916
                                               -----------
     TOTAL                                         214,544
                                               -----------

 ENERGY (6.7%)
 Amerada Hess Corporation             15,800         1,154
 Anadarko Petroleum
  Corporation                         42,762         3,040
 Apache Corporation                   21,500         1,506

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 ENERGY continued
 Ashland, Inc.                        12,300   $       441
 Baker Hughes Incorporated            58,130         2,416
 Burlington Resources, Inc.           37,920         1,915
 Chevron Corporation                 114,700         9,685
 Conoco Inc. - Class B               109,400         3,166
 Devon Energy Corporation             22,400         1,366
 EOG Resources, Inc.                  20,400         1,116
 Exxon Mobil Corporation             612,185        53,223
 Halliburton Company                  78,300         2,838
 Kerr-McGee Corporation               16,605         1,111
 *Nabors Industries, Inc.             25,700         1,520
 Occidental Petroleum
  Corporation                         64,800         1,571
 Phillips Petroleum Company           44,800         2,548
 *Rowan Companies, Inc.               16,600           448
 Royal Dutch Petroleum Company       376,800        22,820
 Schlumberger Limited                100,200         8,010
 Sunoco, Inc.                         15,300           515
 Texaco, Inc.                         96,900         6,020
 Tosco Corporation                    25,400           862
 Transocean Sedco Forex, Inc.         37,001         1,702
 Unilever N.V                        100,467         6,323
 Unocal Corporation                   42,700         1,652
 USX-Marathon Group                   54,800         1,521
                                               -----------
     TOTAL                                         138,489
                                               -----------

 FINANCE (17.4%)
 AFLAC Incorporated                   46,600         3,364
 The Allstate Corporation            129,028         5,621
 Ambac Financial Group, Inc.          18,400         1,073
 American Express Company            234,000        12,855
 American General Corporation         44,425         3,621
 American International Group,
  Inc.                               406,592        40,074
 AmSouth Bancorporation               66,200         1,010
 Aon Corporation                      44,800         1,534
 Bank of America Corporation         288,676        13,243
 The Bank of New York Company,
  Inc.                               129,700         7,158
 Bank One Corporation                203,086         7,438
 BB&T Corporation                     70,300         2,623
 The Bear Stearns Companies,
  Inc.                                18,938           960
 Capital One Financial
  Corporation                         34,500         2,271
 The Charles Schwab
  Corporation                        242,650         6,885
 Charter One Financial, Inc.          36,935         1,066
 The Chase Manhattan
  Corporation                        229,918        10,447
 The Chubb Corporation                30,700         2,656
 CIGNA Corporation                    27,700         3,665
 Cincinnati Financial
  Corporation                         28,300         1,120
 The CIT Group, Inc.                  46,100           928
 Citigroup, Inc.                     884,423        45,160
 Comerica Incorporated                27,450         1,630
 Conseco, Inc.                        57,137           753
 Countrywide Credit
  Industries, Inc.                    20,100         1,010

Index 500 Stock Portfolio              B-67

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 FINANCE continued
 Federal Home Loan Mortgage
  Corporation                        122,100   $     8,410
 Federal National Mortgage
  Association                        177,000        15,355
 Fifth Third Bancorp                  81,712         4,882
 First Union Corporation             173,052         4,813
 Firstar Corporation                 168,365         3,914
 FleetBoston Financial
  Corporation                        158,620         5,958
 Franklin Resources, Inc.             42,800         1,631
 Golden West Financial
  Corporation                         27,800         1,877
 The Hartford Financial
  Services Group, Inc.                39,400         2,783
 Household International, Inc.        82,979         4,564
 Huntington Bancshares
  Incorporated                        44,182           715
 J.P. Morgan & Co.
  Incorporated                        27,900         4,617
 Jefferson-Pilot Corporation          18,150         1,357
 KeyCorp                              75,700         2,120
 Lehman Brothers Holdings,
  Inc.                                42,700         2,888
 Lincoln National Corporation         33,500         1,585
 Loews Corporation                    17,300         1,792
 Marsh & McLennan Companies,
  Inc.                                47,650         5,575
 MBIA, Inc.                           17,300         1,282
 MBNA Corporation                    149,675         5,529
 Mellon Financial Corporation         85,800         4,220
 Merrill Lynch & Co., Inc.           141,200         9,628
 MetLife, Inc.                       134,400         4,704
 MGIC Investment Corporation          18,700         1,261
 Moody's Corporation                  28,500           732
 Morgan Stanley Dean Witter &
  Co.                                197,710        15,668
 National City Corporation           106,700         3,068
 Northern Trust Corporation           39,000         3,181
 Old Kent Financial
  Corporation                         24,085         1,054
 The PNC Financial Services
  Group, Inc.                         50,800         3,712
 The Progressive Corporation          12,900         1,337
 Providian Financial
  Corporation                         50,200         2,887
 Regions Financial Corporation        38,500         1,052
 SAFECO Corporation                   22,400           736
 SouthTrust Corporation               29,600         1,204
 The St. Paul Companies, Inc.         39,286         2,134
 State Street Corporation             28,300         3,515
 Stilwell Financial Inc.              39,500         1,558
 Summit Bancorp                       30,600         1,169
 SunTrust Banks, Inc.                 52,400         3,301
 Synovus Financial Corp.              49,950         1,346
 T. Rowe Price Associates,
  Inc.                                21,300           900
 Torchmark Corporation                22,400           861
 U.S. Bancorp                        131,031         3,824
 Union Planters Corporation           23,700           847
 UnumProvident Corporation            42,331         1,138
 USA Education, Inc.                  27,300         1,856

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 FINANCE continued
 Wachovia Corporation                 35,700   $     2,075
 Washington Mutual, Inc.              94,736         5,027
 Wells Fargo & Company               289,330        16,111
                                               -----------
     TOTAL                                         359,918
                                               -----------

 HEALTHCARE (13.8%)
 Abbott Laboratories                 272,400        13,194
 Aetna Inc.                           24,763         1,017
 Allergan, Inc.                       23,100         2,236
 *ALZA Corporation                    40,600         1,726
 American Home Products
  Corporation                        229,100        14,559
 *Amgen, Inc.                        180,700        11,554
 Applera Corporation - Applied
  Biosystems Group                    36,600         3,443
 Bausch & Lomb Incorporated            9,400           380
 Baxter International, Inc.           51,300         4,530
 Becton, Dickinson and Company        44,500         1,541
 *Biogen, Inc.                        26,000         1,562
 Biomet, Inc.                         31,250         1,240
 *Boston Scientific
  Corporation                         71,400           977
 Bristol-Myers Squibb Company        345,400        25,538
 C. R. Bard, Inc.                      8,900           414
 *Chiron Corporation                  32,100         1,428
 Eli Lilly and Company               198,500        18,473
 *Forest Laboratories, Inc.           15,300         2,033
 *Guidant Corporation                 53,900         2,907
 HCA - The Healthcare Company         98,100         4,317
 *HEALTHSOUTH Corporation             67,800         1,106
 *Humana, Inc.                        29,200           445
 Johnson & Johnson                   244,300        25,667
 *King Pharmaceuticals, Inc.          29,200         1,509
 *Manor Care, Inc.                    18,000           371
 *MedImmune, Inc.                     36,900         1,760
 Medtronic, Inc.                     210,500        12,709
 Merck & Co., Inc.                   404,300        37,854
 Pfizer, Inc.                      1,109,450        51,036
 Pharmacia Corporation               228,070        13,912
 *Quintiles Transnational
  Corp.                               20,300           425
 Schering-Plough Corporation         257,400        14,607
 *St. Jude Medical, Inc.              14,800           909
 Stryker Corporation                  34,300         1,735
 *Tenet Healthcare Corporation        55,300         2,457
 UnitedHealth Group
  Incorporated                        56,400         3,462
 *Watson Pharmaceuticals, Inc.        18,000           921
 *Wellpoint Health Networks,
  Inc. - Class A                      11,000         1,268
                                               -----------
     TOTAL                                         285,222
                                               -----------

 TECHNOLOGY (22.1%)
 *Adaptec, Inc.                       17,400           178
 *ADC Telecommunications, Inc.       135,600         2,458
 Adobe Systems Incorporated           42,100         2,450
 *Advanced Micro Devices, Inc.        54,700           756
 *Agilent Technologies, Inc.          79,580         4,357

                                       B-68            Index 500 Stock Portfolio

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 TECHNOLOGY continued
 *Altera Corporation                  70,100   $     1,845
 *America Online, Inc.               405,700        14,118
 *Analog Devices, Inc.                62,400         3,194
 *Andrew Corporation                  14,237           310
 *Apple Computer, Inc.                57,100           849
 *Applied Materials, Inc.            142,500         5,442
 Autodesk, Inc.                       10,100           272
 Automatic Data Processing,
  Inc.                               110,200         6,977
 *Avaya Inc.                          48,866           504
 *BMC Software, Inc.                  43,400           608
 *Broadcom Corporation - Class
  A                                   39,000         3,296
 *BroadVision, Inc.                   46,900           554
 *Cabletron Systems, Inc.             32,400           488
 *Ceridian Corporation                25,500           508
 *Cisco Systems, Inc.              1,247,000        47,697
 *Citrix Systems, Inc.                32,600           734
 Compaq Computer Corporation         298,709         4,496
 Computer Associates
  International, Inc.                103,812         2,024
 *Computer Sciences
  Corporation                         29,500         1,774
 *Compuware Corporation               64,100           401
 *Comverse Technology, Inc.           27,400         2,976
 *Conexant Systems, Inc.              40,000           615
 Corning Incorporated                155,000         8,186
 *Dell Computer Corporation          454,600         7,927
 Eastman Kodak Company                54,100         2,130
 Electronic Data Systems
  Corporation                         82,000         4,736
 *EMC Corporation                    383,174        25,481
 Equifax, Inc.                        24,800           711
 First Data Corporation               71,200         3,751
 *Gateway, Inc.                       56,600         1,018
 Hewlett-Packard Company             350,500        11,063
 Intel Corporation                 1,179,800        35,688
 International Business
  Machines Corporation               309,400        26,299
 *Intuit Inc.                         35,700         1,408
 *JDS Uniphase Corporation           164,500         6,858
 *KLA-Tencor Corporation              32,700         1,102
 *Lexmark International Group,
  Inc. - Class A                      22,400           993
 Linear Technology Corporation        54,700         2,530
 *LSI Logic Corporation               54,500           931
 Lucent Technologies, Inc.           586,800         7,922
 *Maxim Integrated Products,
  Inc.                                49,700         2,376
 *Mercury Interactive
  Corporation                         14,000         1,264
 *Micron Technology, Inc.             99,200         3,522
 *Microsoft Corporation              924,700        40,108
 Motorola, Inc.                      383,210         7,760
 *National Semiconductor
  Corporation                         31,200           628
 *NCR Corporation                     16,900           830
 *Network Appliance, Inc.             54,900         3,526
 Nortel Networks Corporation         524,900        16,830
 *Novell, Inc.                        57,100           298

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (99.2%)               PAR          (000'S)
 ---------------------------------------------------------
 TECHNOLOGY continued
 *Novellus Systems, Inc.              23,000   $       827
 *Oracle Corporation                 989,300        28,751
 *Palm, Inc.                          99,320         2,812
 *Parametric Technology
  Corporation                         47,800           642
 Paychex, Inc.                        65,375         3,179
 *PeopleSoft, Inc.                    49,100         1,826
 PerkinElmer, Inc.                     8,700           914
 *Power-One, Inc.                     12,900           507
 *QLogic Corporation                  15,800         1,217
 *QUALCOMM Incorporated              130,900        10,758
 Sabre Holdings Corporation -
  Class A                             22,667           978
 *Sapient Corporation                 20,900           249
 Scientific-Atlanta, Inc.             28,000           912
 *Siebel Systems, Inc.                73,200         4,950
 *Sun Microsystems, Inc.             557,500        15,540
 Tektronix, Inc.                      16,900           569
 *Tellabs, Inc.                       72,100         4,074
 *Teradyne, Inc.                      30,500         1,136
 Texas Instruments
  Incorporated                       303,700        14,388
 *Unisys Corporation                  55,000           804
 *VERITAS Software Corporation        70,660         6,183
 *Viacom Inc. - Class B              266,548        12,461
 *Vitesse Semiconductor
  Corporation                         31,600         1,748
 W.W. Grainger, Inc.                  16,500           602
 Xerox Corporation                   117,200           542
 *Xilinx, Inc.                        57,700         2,661
 *Yahoo!, Inc.                        96,500         2,912
                                               -----------
     TOTAL                                         457,899
                                               -----------

 TRANSPORTATION (0.7%)
 *AMR Corporation                     26,400         1,035
 Burlington Northern Santa Fe
  Corporation                         71,021         2,011
 CSX Corporation                      38,400           996
 Delta Air Lines, Inc.                21,500         1,079
 *FedEx Corporation                   50,020         1,999
 Norfolk Southern Corporation         67,400           897
 Ryder System, Inc.                   10,500           175
 Southwest Airlines Co.               87,600         2,936
 Union Pacific Corporation            43,600         2,212
 *US Airways Group, Inc.              11,700           475
                                               -----------
     TOTAL                                          13,815
                                               -----------

 UTILITIES (3.9%)
 #*The AES Corporation                80,300         4,446
 Allegheny Energy, Inc.               19,400           935
 Ameren Corporation                   24,100         1,116
 American Electric Power
  Company, Inc.                       56,620         2,633
 *Calpine Corporation                 48,500         2,186
 Cinergy Corp.                        27,917           981
 CMS Energy Corporation               21,300           675

Index 500 Stock Portfolio              B-60